Reverse Cap Weighted U.S. Large Cap ETF

(a series of ETF Series Solutions)

Cboe BZX Ticker: RVRS

615 East Michigan Street

Milwaukee, Wisconsin 53202

www.reverseetf.com

(800) 617-0004

Dear Shareholder,

A Special Meeting of Shareholders of the Reverse Cap Weighted U.S. Large Cap ETF (the “Existing Fund”), a series of ETF Series Solutions (“ESS”), has been scheduled for May 20, 2021 at the principal executive offices of U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, at 11:00 a.m. Central time. The Special Meeting has been called to vote on a proposal to reorganize the Existing Fund into the Arrow Reverse Cap 500 ETF (the “New Fund”), which is a newly created series of Arrow Investments Trust (“AIT”) designed to be substantially similar to the Existing Fund from an investment perspective (the “Reorganization”).

We intend to hold the Special Meeting in person. However, we are sensitive to the public health and travel concerns our shareholders may have and recommendations that public health officials may issue in light of the evolving COVID-19 pandemic. As a result, we may impose additional procedures or limitations on Special Meeting attendees or may decide to hold the Special Meeting in a different location or solely by means of remote communication. We plan to announce any such updates on our proxy website https://vote.proxyonline.com/etfss/docs/rvrs.pdf, and we encourage you to check this website prior to the Special Meeting if you plan to attend. We also encourage you to consider your options to vote by internet, telephone, or mail, as discussed below, in advance of the Special Meeting in the event that, as of May 20, 2021, in-person attendance at the Special Meeting is either prohibited under a federal, state, or local order or contrary to the advice of public health care officials.

CSat Investment Advisory, L.P., doing business as Exponential ETFs ("Exponential ETFs") is the investment adviser to the Existing Fund. Arrow Investment Advisors, LLC (“Arrow”) is the investment adviser to the New Fund. Based on the recommendation of Exponential ETFs, the Board of Trustees of ESS approved the Reorganization and recommends that shareholders of the Existing Fund approve the Reorganization. The Reorganization will not result in a change in the expense ratio for the New Fund when compared to the Existing Fund. In addition, shareholders should expect continuity in their investment experience because the New Fund’s investment objective will be identical, and its investment strategies will be substantially similar, to those of the Existing Fund.

At the Special Meeting, shareholders of the Existing Fund will be asked to approve an Agreement and Plan of Reorganization (the “Plan”) between ESS and AIT relating to the Reorganization. A Notice of Special Meeting, a Combined Proxy Statement/ Prospectus (the "Proxy Statement"), a proxy card for your vote at the Special Meeting, and a postage-prepaid envelope in which to return your proxy card are enclosed. Also enclosed is the Statement of Additional Information relating to the Proxy Statement, which provides additional information about the New Fund.

As further explained in the Proxy Statement, if the Plan is approved by shareholders of the Existing Fund and the Reorganization is completed, each shareholder of the Existing Fund will receive shares of the New Fund equal in aggregate value at the time of the Reorganization to the aggregate value of such shareholder’s shares of the Existing Fund. As a result of the Reorganization, shareholders of the Existing Fund will become shareholders of the New Fund.

The New Fund is a newly organized fund that will commence operation upon the closing of the Reorganization and the Existing Fund will be dissolved. The Reorganization generally is not expected to result in the recognition of gain or loss by the Existing Fund or its shareholders for federal income tax purposes. No commissions or other fees will be imposed in connection with the Reorganization. If shareholders of the Existing Fund do not approve the Reorganization, then the Reorganization will not be implemented.

If you have questions regarding the proposal, please do not hesitate to call 1-866-796-7172. If you are a shareholder of record of the Existing Fund as of the close of business on March 23, 2021, the record date for the Special Meeting, you are entitled to vote on the proposal at the Special Meeting and at any adjournment thereof. While you are, of course, welcome to join us at the Special Meeting, we encourage you to cast your vote in advance of the Special Meeting by completing and returning the proxy card or voting by toll-free telephone or internet. Whether or not you are planning to attend the Special Meeting, we need your vote. You may revoke your proxy before it is exercised at the Special Meeting, either by writing to the Secretary of ESS at the address noted above or in person at the Special Meeting. A prior proxy vote can also be revoked by voting the proxy at a later date through the toll-free number or the internet address listed in the enclosed voting instructions. If your shares are held in the name of a brokerage firm, bank, nominee or other institution, you should provide instructions to your broker, bank, nominee or other institution on how to vote your shares. If you hold your shares in the name of a brokerage firm, bank, nominee or other institution, you must provide a legal proxy from that institution in order to vote your shares in person at the Special Meeting.

Thank you for taking the time to consider this important proposal.

Sincerely,

Michael D. Barolsky

Vice President and Secretary

ETF Series Solutions

ETF Series Solutions

Reverse Cap Weighted U.S. Large Cap ETF

Cboe BZX Ticker: RVRS

615 East Michigan Street

Milwaukee, Wisconsin 53202

www.reverseetf.com

(800) 617-0004

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 20, 2021

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Special Meeting") of the Reverse Cap Weighted U.S. Large Cap ETF (the "Existing Fund"), a series of ETF Series Solutions, is to be held at 11:00 a.m. Central time on May 20, 2021, at the principal executive offices of U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, for the following purpose:

Proposal:	To approve an Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of the Existing Fund to the Arrow Reverse Cap 500 ETF (the "New Fund"), a newly-created series of Arrow Investments Trust, in exchange for (a) shares of the New Fund with an aggregate net asset value (“NAV”) equal to the aggregate NAV of the Existing Fund, and (b) the New Fund’s assumption of all of the liabilities and obligations of the Existing Fund, followed by (ii) the liquidating distribution by the Existing Fund to its shareholders of the shares of the New Fund in proportion to their holdings of shares of the Existing Fund.

We intend to hold the Special Meeting in person. However, we are sensitive to the public health and travel concerns our shareholders may have and recommendations that public health officials may issue in light of the continuing COVID-19 pandemic. As a result, we may impose additional procedures or limitations on Special Meeting attendees or may decide to hold the Special Meeting in a different location or solely by means of remote communication. We plan to announce any such updates on our proxy website https://vote.proxyonline.com/etfss/docs/rvrs.pdf, and we encourage you to check this website prior to the Special Meeting if you plan to attend. We also encourage you to consider your options to vote by internet, telephone, or mail, as discussed below, in advance of the Special Meeting in the event that, as of May 20, 2021, in-person attendance at the Special Meeting is either prohibited under a federal, state, or local order or contrary to the advice of public health care officials.

Those present and the appointed proxies also will transact such other business, if any, as may properly come before the Special Meeting or any adjournments or postponements thereof. Shareholders of record of the Existing Fund as of the close of business on March 23, 2021, are entitled to vote at the Special Meeting or any adjournments or postponements thereof.

If the necessary quorum to transact business or the vote required to approve the proposal is not obtained at the Special Meeting, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Special Meeting to permit, in accordance with applicable law, further solicitation of proxies with respect to the proposal. Whether or not a quorum is present, any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares represented at that meeting, either in person or by proxy. The persons designated as proxies may use their discretionary authority to vote on questions of adjournment and on any other proposals raised at the Special Meeting to the extent permitted by the proxy rules of the Securities and Exchange Commission (the "SEC"), including proposals for which timely notice was not received, as set forth in the SEC's proxy rules.

By Order of the Board of Trustees,

Michael D. Barolsky

Vice President and Secretary

ETF Series Solutions

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on May 20, 2021 or any adjournment or postponement thereof. This Notice and Combined Proxy Statement/Prospectus are available on the internet at the website included in the proxy ballot sent to shareholders. On this website, you will be able to access this Notice, the Combined Proxy Statement/Prospectus, any accompanying materials and any amendments or supplements to the foregoing materials that are required to be furnished to shareholders. We encourage you to access and review all of the important information contained in the proxy materials before voting.

IMPORTANT — We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope, which requires no postage and is intended for your convenience. You also may vote through the internet by visiting the website address on your proxy card; by telephone by using the toll-free number on your proxy card; or in person at the time and at the address indicated on your proxy card. Your prompt vote may save the Existing Fund the necessity of further solicitations to ensure a quorum at the Special Meeting.

ETF Series Solutions

Reverse Cap Weighted U.S. Large Cap ETF

Cboe BZX Ticker: RVRS

615 East Michigan Street

Milwaukee, Wisconsin 53202

www.reverseetf.com

(800) 617-0004

QUESTIONS AND ANSWERS RELATING TO THE REORGANIZATION

While we encourage you to read the full text of the enclosed Combined Proxy Statement/Prospectus, below is a brief overview of the proposal, which will require your vote.

Q.	What are shareholders being asked to vote on at the upcoming Special Meeting on May 20, 2021?

A.	The Board of Trustees of ETF Series Solutions ("ESS") has called a Special Meeting at which you will be asked to vote on the reorganization of the Reverse Cap Weighted U.S. Large Cap ETF (the "Existing Fund") into the Arrow Reverse Cap 500 ETF (the "New Fund"), a newly-formed series of Arrow Investments Trust (“AIT”) (the "Reorganization").

Q.	What is the purpose of the Reorganization?

A.	The primary purpose of the Reorganization is to move the investment portfolio and shareholders presently associated with the Existing Fund to the New Fund. CSat Investment Advisory, L.P., doing business as Exponential ETFs (“Exponential ETFs”), the investment adviser to the Existing Fund, recommends that the Existing Fund be reorganized with and into the New Fund. Exponential ETFs’ recommendation was made in light of its plans to wind-down its investment advisory business and its limited resources to market and distribute the Existing Fund and to enable the Existing Fund to benefit from the experience and resources of Arrow Investment Advisors, LLC (“Arrow”) and its affiliates.
Q.	How will this affect my investment?

A.	The Reorganization will not affect the value of your investment at the time of Reorganization and your interest in the Existing Fund will not be diluted. Your shares of the Existing Fund will be exchanged for shares of the New Fund and the net asset value per share of the new shares of the New Fund will be equal to the net asset value per share of your current shares of the Existing Fund. The new shares you receive will have the same aggregate value as your current shares immediately prior to the Reorganization so that the aggregate value of your investment will remain exactly the same. Of course, as an exchange-traded fund, the market price of your shares may be greater or less than your shares’ net asset value per share.

Following the Reorganization, you will be a shareholder of the New Fund, which has the same investment objective, and substantially similar investment strategies, as the Existing Fund. Shares of the New Fund will be traded on the Cboe BZX Exchange, Inc., the same exchange that shares of the Existing Fund are traded on. The primary differences between the New Fund and the Existing Fund will be (1) the investment adviser and portfolio managers to the New Fund, (2) the service providers that provide administration and other general support services to the New Fund, (3) the New Fund will be a series of AIT instead of ESS, (4) the New Fund will be overseen by a different board of trustees than the Existing Fund and (5) the New Fund will have a fiscal year end of July 31.

Q.	How do the investment objective and principal strategies of the Existing Fund and the New Fund compare?

A.	The New Fund and Existing Fund have identical investment objectives – to track the performance, before fees and expenses, of the Reverse Cap Weighted U.S. Large Cap Index (the “Index”). The New Fund and Existing Fund have near identical investment strategies, except that the New Fund does not have an investment policy that requires it to invest at least 80% of its net assets in “large cap securities that are principally traded in the United States,” because such policy is no longer required since the New Fund does not have “U.S. Large Cap” in its name. Not having an “80% policy” is not expected to have any impact on how the New Fund tracks the performance of the Index.
Q.	Will I incur any transaction costs in connection with of the Reorganization?

A.	No. Shareholders will not incur any transaction costs in connection with the Reorganization.

Q.	What is the timetable for the Reorganization?

A.	If approved by shareholders of record at the Special Meeting, the Reorganization is expected to occur on or about May 24, 2021.

Q.	Who will pay for the Reorganization?

A.	All of the expenses of the proxy solicitation and shareholder meeting, including legal expenses, printing, packaging and postage, will be paid by Arrow Investment Advisors, LLC (“Arrow”), the investment adviser for the New Fund, and Exponential ETFs, regardless of whether the Reorganization is consummated. The Existing Fund and New Fund will not incur any expenses in connection with the Reorganization.

Q.	Will the Reorganization create a taxable event for me?

A.	No. The Reorganization is intended to have no direct or indirect federal income tax consequences for you. Shareholders should consult their own tax advisers concerning the potential tax consequences of the Reorganization to them, including foreign, state and local tax consequences.

Q.	Will the Reorganization result in higher fees for shareholders?

A.	No. The Reorganization will not result in higher total fees and expenses for shareholders. The New Fund’s management fee and expense ratio will be the same as the Existing Fund’s management fee and expense ratio. Furthermore, the management fee will continue to be structured as a unitary fee, meaning that Arrow will be responsible for paying all fund expenses other than the management fee and certain excluded expenses.

Q.	Will the Reorganization affect my ability to buy and sell shares?

A.	No. You may continue to make additional purchases or sales of Existing Fund shares through your financial intermediary up to and including the day of the Reorganization, which is anticipated to be on or about May 24, 2021. Any purchases or sales of Existing Fund shares made after the Reorganization will be purchases or sales of the New Fund. As noted above, if the Reorganization is approved, your Existing Fund shares will automatically be converted to New Fund shares.

Q.	What happens if the Reorganization is not approved?

A.	If shareholders of the Existing Fund do not approve the Reorganization, the Reorganization will not take effect and the ESS Board may consider possible alternative arrangements in the best interests of the Existing Fund and its shareholders, including potential liquidation of the Existing Fund.

Q.	How do I vote my shares?

A.	You can vote your shares by mail, telephone or internet by following the instructions on the enclosed proxy card. You may also vote your shares in person by attending the meeting in person on May 20, 2021 at 11:00 a.m. Central time at the principal executive offices of U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Q.	Who should I call with questions about this proxy?

A.	If you have any questions about the Reorganization or proxy solicitation, please do not hesitate to call 1-866-796-7172 Monday through Friday from 9 am to 10 pm Eastern time.

PLEASE VOTE THE ENCLOSED PROXY BALLOT CARD.

YOUR VOTE IS VERY IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on May 20, 2021 or any adjournment or postponement thereof. This Notice and Combined Proxy Statement/Prospectus are available on the internet at the website included in the proxy ballot sent to shareholders. On this website, you will be able to access this Notice, the Combined Proxy Statement/Prospectus, any accompanying materials and any amendments or supplements to the foregoing material that are required to be furnished to shareholders. We encourage you to access and review all of the important information contained in the proxy materials before voting.

COMBINED PROXY STATEMENT/PROSPECTUS

April 30, 2021

FOR THE REORGANIZATION OF

Reverse Cap Weighted U.S. Large Cap ETF (RVRS)

a series of ETF Series Solutions

615 East Michigan Street

Milwaukee, Wisconsin 53202

__________________

IN EXCHANGE FOR SHARES OF

Arrow Reverse Cap 500 ETF (YPS)

a series of Arrow Investments Trust

6100 Chevy Chase Dr., Suite 100

Laurel, MD 20707

This Combined Proxy Statement/Prospectus (the "Proxy Statement") is being furnished to shareholders of the Reverse Cap Weighted U.S. Large Cap ETF (the "Existing Fund"), a series of ETF Series Solutions (“ESS”), in connection with an Agreement and Plan of Reorganization (the "Plan") by and between ESS, on behalf of the Existing Fund, and Arrow Investments Trust (“AIT”), on behalf of the Arrow Reverse Cap 500 ETF (the "New Fund"), a newly-created series of AIT, for use at a Special Meeting of Shareholders (the "Special Meeting") of the Existing Fund, at 11:00 a.m. Central time on May 20, 2021 at the principal executive offices of U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202. A copy of the Plan is attached as Appendix A. This Proxy Statement will be mailed on or about May 5, 2021 to shareholders of record of the Existing Fund as of March 23, 2021 (the "Record Date").

At the Special Meeting, shareholders of the Existing Fund will be asked to consider and vote upon the following proposal:

To approve an Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of the Existing Fund to the New Fund, a newly-created series of AIT, in exchange for (a) shares of the New Fund with an aggregate net asset value (“NAV”) equal to the aggregate NAV of the Existing Fund, and (b) the New Fund’s assumption of all of the liabilities and obligations of the Existing Fund, followed by (ii) the liquidating distribution by the Existing Fund to its shareholders of the shares of the New Fund in proportion to their holdings of shares of the Existing Fund.

Shareholders also may be asked to transact such other business as may properly come before the Special Meeting or any adjournment thereof.

The Plan provides that the Existing Fund will transfer all of its assets and liabilities to the New Fund. In exchange for the transfer of these assets and liabilities, the New Fund will issue shares to the Existing Fund in an amount equal in value to the NAV of the Existing Fund's shares as of the valuation time as described below (the "Reorganization"). These transfers are expected to occur on or about May 24, 2021 (the "Closing Date").

Immediately after the transfer of the Existing Fund's assets and liabilities, the Existing Fund will make a liquidating distribution to its shareholders of the New Fund shares received, so that a holder of shares in the Existing Fund at the Closing Date of the Reorganization will receive the same number of full shares of the New Fund with the same aggregate NAV as the shareholder had in the Existing Fund immediately before the Reorganization. At the Closing Date of the Reorganization, shareholders of the Existing Fund will become shareholders of the New Fund. If shareholders of the Existing Fund do not vote to approve the Reorganization, the Board of Trustees of ESS (the “ESS Board”) will consider other possible courses of action in the best interests of the Existing Fund and its shareholders, including potential liquidation of the Existing Fund.

Each of ESS and AIT is a Delaware statutory trust and an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). CSat Investment Advisory, L.P., doing business as Exponential ETFs ("Exponential ETFs"), is the investment adviser to the Existing Fund. Arrow Investment Advisors, LLC (“Arrow”) is the investment adviser to the New Fund. U.S. Bank N.A., serves as the custodian of the Existing Fund, and U.S. Bancorp Fund Services LLC serves as transfer agent, fund accountant and fund administrator of the Existing Fund. Foreside Fund Services, LLC is the distributor for the Existing Fund. Brown Brothers Harriman & Co. serves as the New Fund’s custodian and transfer agent, Gemini Fund Services LLC serves as its administrator, and Northern Lights Distributors LLC is the distributor for the New Fund.

As explained in greater detail below, the approval of this proposal will, in effect, approve actions taken by the Board of Trustees of AIT (the “AIT Board”), on behalf of the New Fund to approve an investment advisory agreement with Arrow. The initial sole shareholder of the New Fund will provide initial shareholder approval of the investment advisory agreement.

The following documents of the Existing Fund have been filed with the Securities and Exchange Commission (the "SEC") and are incorporated by reference into this Proxy Statement (which means these documents are considered legally to be part of this Proxy Statement):

•	Prospectus and Statement of Additional Information, dated January 31, 2021 (File Nos. 333-179562, and 811-22668); and
•	Annual Report to Shareholders, dated September 30, 2020 (File No. 811-22668)

The Existing Fund’s Annual Report to Shareholders for the fiscal year ended September 30, 2020 (containing audited financial statements), has been previously delivered to shareholders. Copies of these documents are available upon request and without charge at www.reverseetf.com, by writing to ESS, or by calling (800) 617-0004.

Because the New Fund has not yet commenced operations as of the date of this Proxy Statement, no annual or semi-annual report is available for the New Fund at this time.

This Proxy Statement sets forth the basic information you should know before voting on the proposal. You should read it and keep it for future reference. Additional information is set forth in the Statement of Additional Information, dated April 30, 2021 relating to this Proxy Statement, which is also incorporated by reference into this Proxy Statement. The Statement of Additional Information is enclosed with this Proxy Statement.

THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

No person has been authorized to give any information or to make any representations other than those contained in this Proxy Statement and in the materials expressly incorporated herein by reference and, if given or made, such other information or representations must not be relied upon as having been authorized by the Existing or New Fund. This Proxy Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

TABLE OF CONTENTS

SUMMARY	1
The Reorganization	1
The Funds	1
Fees and Expenses	2
Portfolio Turnover	3
Investment Objectives, Strategies, and Risks	3
Investment Policies	6
ADDITIONAL INFORMATION ABOUT THE NEW FUND AND EXISTING FUND	7
Investment Objective	7
Principal Investment Strategies	7
Investment Limitations	9
Principal Investment Risks	12
The Funds' Performance	15
Management of the Funds	16
Other Service Providers	19
Additional Information	19
ADDITIONAL INFORMATION ABOUT THE NEW FUND	19
Net Asset Value	19
Premium/Discount Information	21
How to Buy and Sell Shares	21
Share Trading Prices	21
Book Entry	22
Frequent Purchases and Redemptions of Shares	22
Distribution and Service Plan	23
Dividends, Other Distributions and Taxes	23
Taxes	23
Index Provider	25
Investments by Investment Companies	26
Continuous Offering	27
INFORMATION RELATING TO THE REORGANIZATION	27
Description of the Reorganization	27
Costs of Reorganization	28
Federal Income Tax Consequences	28
Capitalization	29
ESS Board’s Considerations Relating to the Reorganization	29
General Shareholder Rights	31
VOTING MATTERS	33
General Information	33
Voting Rights and Required Vote	33
Record Date and Outstanding Shares	35
Share Ownership	35
SHAREHOLDER INQUIRIES	35
APPENDIX A	1
APPENDIX B	1

SUMMARY

This section is designed to allow you to compare the current fees, investment objective, policies and restrictions, and other features of the Existing Fund with those of the New Fund by summarizing certain information contained elsewhere in this Proxy Statement or incorporated by reference into this Proxy Statement. Shareholders should read this entire Proxy Statement carefully.

The Reorganization

Background. Pursuant to the Plan, the Existing Fund will transfer all of its assets and liabilities to the New Fund in exchange solely for shares of the New Fund.

The Existing Fund will then distribute the New Fund shares that it receives to its shareholders in complete liquidation. The result of the Reorganization is that shareholders of the Existing Fund will become shareholders of the New Fund. No charges will be imposed in connection with the Reorganization. If shareholders of the Existing Fund do not approve the Reorganization, the ESS Board may consider possible alternative arrangements in the best interests of the Existing Fund and its shareholders, including potential liquidation of the Existing Fund.

The ESS Board, including all the Trustees who are not “interested persons,” as that term is defined in the 1940 Act, recommends that you vote FOR approval of the Reorganization. The ESS Board considered the Reorganization at a meeting held on March 15, 2021. Based upon the recommendation of Exponential ETFs, the ESS Board’s evaluation of the terms of the Plan, and other relevant information presented to the ESS Board in advance of the meeting, and in light of its fiduciary duties under federal and state law, the ESS Board, including all of the Trustees who are not “interested persons” of ESS under the 1940 Act, determined that the Reorganization is in the best interests of the Existing Fund and its shareholders. See “ESS Board’s Considerations Relating to the Reorganization” for a summary of the factors considered and conclusions drawn by the ESS Board in approving the Plan and authorizing the submission of the Plan to shareholders for approval.

Tax Consequences. The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization. If the Reorganization so qualifies, shareholders of the Existing Fund will not recognize a gain or loss in the respective transactions. Shareholders should consult their own tax advisers concerning the potential tax consequences of the Reorganization to them, including foreign, state and local tax consequences.

Special Considerations and Risk Factors. The investment objective of the Existing Fund and the New Fund are identical and their principal investment strategies are substantially similar. For a comparison of each Fund's investment objective, principal investment strategies and risks, see "Investment Objectives, Strategies, and Risks" below. For a more complete discussion of the risks associated with the respective Funds, see "Principal Investment Risks" below.

The Funds

AIT is registered under the 1940 Act as an open-end series management investment company. AIT was organized as a Delaware statutory trust on August 2, 2011 and offers shares in different series of investment portfolios. The New Fund is a series of AIT.

ESS is registered under the 1940 Act as an open-end series management investment company. ESS was organized as a Delaware statutory trust on February 9, 2012 and offers shares in different series of

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investment portfolios. The Existing Fund is a series of ESS. If the Reorganization is approved, shareholders of the Existing Fund will receive shares of the New Fund.

Fees and Expenses

If the Reorganization is approved by shareholders, you, as a shareholder, will pay the fees assessed by the New Fund after the Reorganization takes place. The fees and expenses of the New Fund are identical to those of the Existing Fund. The Existing Fund paid Exponential ETFs a unitary advisory fee of 0.294%, from which Exponential ETFs paid the operational expenses of the Existing Fund. As such, the Total Annual Fund Operating Expenses for the Existing Fund were 0.294%. The New Fund will pay Arrow a unitary fee of 0.294%, from which Arrow will pay the operational expenses of the New Fund. The following table shows the anticipated fees and expenses of the New Fund (which are identical to those of the Existing Fund):

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the New Fund and Existing Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

	Existing Fund	New Fund (Pro Forma after giving effect to Reorganization)
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.29%	0.29%
Distribution and/or Service (12b-1) Fees	0.00%	0.00%
Other Expenses	0.00%	0.00%
Total Annual Fund Operating Expenses(1)	0.29%	0.29%
(1)	Each Fund’s management fee and total annual fund operating expenses are 0.294% of the applicable Fund’s average daily net assets

Example

This Example is intended to help you compare the cost of investing in the New Fund and Existing Fund with the cost of investing in other funds. This Example assumes that you invest $10,000 in the New Fund or Existing Fund for the time periods indicated and then sell all of your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that the New Fund’s or Existing Fund’s operating expenses remain the same. This example does not reflect the brokerage commissions that you may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Existing Fund	$30	$95	$165	$373
New Fund	$30	$95	$165	$373

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Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect each Fund's performance. For the fiscal year ended September 30, 2020, the Existing Fund's portfolio turnover rate was 42% of the average value of its portfolio. Because the New Fund has not commenced operations, no portfolio turnover data is available.

Investment Objectives, Strategies, and Risks

This section will help you compare the investment objectives, principal investment strategies and principal investment risks of the Existing Fund with those of the New Fund.

Investment Objective: Both the Existing Fund and New Fund seek to track the performance, before fees and expenses, of the Reverse Cap Weighted U.S. Large Cap Index (the “Index”)

Principal Investment Strategies: The New Fund and Existing Fund have near identical investment strategies, except that the name of the New Fund does not include “U.S. Large Cap” and, therefore, the New Fund is not required to invest 80% of its net assets in shares of large cap U.S. securities, whereas the Existing Fund has a policy to invest at least 80% of its net assets in large cap securities that are principally traded in the United States. The fact that the New Fund does not have an 80% policy does not impact the operation of the strategy because, as defined by the Existing Fund, “large cap securities” are those that have been included in the Index at any time within the prior 12 months. The New Fund, identical to the Existing Fund, uses a replication strategy to track the Index.

A fuller description of the investment strategy followed by both the New Fund and the Existing Fund is stated below:

Both the New Fund and the Existing Fund use a “passive management” (or indexing) approach to track the performance, before fees and expenses, of the Index.

Reverse Cap Weighted U.S. Large Cap Index

The Index was developed by CSat Investment Advisory, L.P., doing business as Exponential ETFs (“Exponential ETFs”), the Existing Fund’s investment adviser and index provider. The Index tracked by the New Fund will be the same as the Index tracked by the Existing Fund; however, the Index will be managed by a different index provider, SFC Fund Ventures, an entity not affiliated with the New Fund, Arrow Investment Advisors LLC (“Arrow”) or the New Fund’s distributor. The change in index provider will not result in a change to the Index’s methodology.

The Index is a rules-based, reverse capitalization weighted index comprised of constituents of the S&P 500® Index, which consists of approximately 500 leading U.S.-listed companies representing approximately 80% of the U.S. equity market capitalization. The Index seeks to provide exposure to the U.S. large-cap market but with greater emphasis on the smaller-end of the large-cap market, unlike many traditional market capitalization weighted indexes that place a greater emphasis on the largest companies in the large-cap market. The Index includes common stocks and equity interests in real estate investment trusts (“REITs”).

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At the time of each Index rebalance, the Index components are weighted by the inverse of their free-float market capitalization divided by the total of the inverse free-float market capitalizations of all of the Index components such that the smallest company in the Index will have the largest weight and the largest company in the Index will have the smallest weight.

The Index is generally rebalanced on each date that the S&P 500 Index is rebalanced (typically as of the close of trading on the third Friday in each March, June, September, and December (or the following business day if such third Friday is not a business day) based on data as of the second Friday of such rebalance month). In the event that the S&P 500 Index postpones or changes its rebalance schedule, so too will the Index.

Investment Strategy

The Existing Fund uses and the New Fund will generally use a “replication” strategy to achieve its investment objective, meaning it generally will invest in all of the component securities of the Index in approximately the same proportion as in the Index. However, each Fund may use a “representative sampling” strategy, meaning it may invest in a sample of the securities in the Index whose risk, return and other characteristics closely resemble the risk, return and other characteristics of the Index as a whole, when its investment adviser believes it is in the best interests of such Fund (e.g., when replicating the Index involves practical difficulties or substantial costs, an Index constituent becomes temporarily illiquid, unavailable, or less liquid, or as a result of legal restrictions or limitations that apply to the applicable Fund but not to the Index).

Both the New Fund and the Existing Fund may invest in securities or other investments not included in the Index, but which the investment adviser to such Fund believes will help the applicable Fund track the Index. For example, such Fund may invest in securities that are not components of the Index to reflect various corporate actions and other changes to the Index (such as reconstitutions, additions, and deletions).

To the extent the Index concentrates (i.e., holds more than 25% of its total assets) in the securities of a particular industry or group of related industries, the applicable Fund will concentrate its investments to approximately the same extent as the Index.

Principal Investment Risks: The Existing Fund and New Fund have near identical principal investment risks. A fuller description of each risk appears below:

As with all funds, there is the risk that you could lose money through your investment in the New Fund. Many factors affect the New Fund’s net asset value, price of shares, and performance. The principal risks of investing in the New Fund are described below. As with any fund, there is no guarantee that the New Fund will achieve its objective.

Concentration Risk. The New Fund may focus its investments in securities of a particular industry to the extent the Index does. Economic, legislative or regulatory developments may occur that significantly affect the industry. This may cause the New Fund’s net asset value (“NAV”) to fluctuate more than that of a fund that does not focus in a particular industry.

Equity Market Risk. The equity securities held in the New Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in

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which the New Fund invests. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the New Fund and its investments. For example, the global pandemic caused by COVID-19, a novel coronavirus, and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, has had negative impacts, and in many cases severe impacts, on markets worldwide. The COVID-19 pandemic has caused prolonged disruptions to the normal business operations of companies around the world and the impact of such disruptions is hard to predict. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could adversely affect the prices and liquidity of the New Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets.

ETF Risks. The New Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

•	Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The New Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
•	Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.
•	Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the New Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.
•	Trading. Although Shares are listed for trading on Cboe BZX Exchange, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the New Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares.

Management Risk. As the New Fund may not fully replicate the Index, it is subject to the risk that the investment management strategy may not produce the intended results.

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Passive Investment Risk. The New Fund invests in the securities included in, or representative of, the Index regardless of their investment merit. The New Fund does not attempt to outperform the Index or take defensive positions in declining markets. As a result, the New Fund’s performance may be adversely affected by a general decline in the market segments relating to the Index.

REIT Investment Risk. Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume, and may be more volatile than other securities. The risks of investing in REITs include certain risks associated with the direct ownership of real estate and the real estate industry in general. Securities in the real estate sector are subject to the risk that the value of their underlying real estate may go down. Many factors may affect real estate values, including the general and local economies, the amount of new construction in a particular area, the laws and regulations (including zoning and tax laws) affecting real estate, and the costs of owning, maintaining and improving real estate. The availability of mortgages and changes in interest rates may also affect real estate values. REITs are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation.

Sector Risk. To the extent the New Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

Tracking Error Risk. As with all index funds, the performance of the New Fund and the Index may differ from each other for a variety of reasons. For example, the New Fund incurs operating expenses and portfolio transaction costs not incurred by the Index. In addition, the New Fund may not be fully invested in the securities of the Index at all times or may hold securities not included in the Index.

The Existing Fund’s risks, which are near identical to the New Fund’s risks (except that the New Fund has added management risk and concentration risk), are located in the Existing Fund’s prospectus dated January 31, 2021.

Investment Policies

The fundamental and non-fundamental investment policies of the New Fund and Existing Fund are substantially identical. Please see “Additional Information About the New and Existing Fund – Investment Policies” below for information regarding the policies.

Distribution and Purchase Procedures and Exchange Rights

The New Fund, identical to the Existing Fund, will issue and redeem shares at NAV only in large blocks of 50,000 shares (each block of Shares is called a “Creation Unit”) and only to Authorized Participants that have entered into agreements with the New Fund’s distributor. Creation Units are issued and redeemed for cash and/or in-kind for securities. Individual shares of the New Fund, identical to the Existing Fund, may only be purchased and sold in secondary market transactions through brokers. Except when aggregated in Creation Units, the shares are not redeemable securities of the New Fund.

As with the Existing Fund, shares of the New Fund will be listed for trading on the Exchange and trade at market prices rather than NAV. Shares of the New Fund may trade at a price that is greater than, at, or less than NAV.

The policies of the New Fund and Existing Fund regarding how to buy and sell shares are identical and neither Fund has exchange rights. Both the New Fund and Existing Fund have adopted

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distribution plans under Rule 12b-1; however, neither Fund pays distribution fees under its respective plan, and neither Fund anticipates imposing distribution fees. Please see “Additional Information About the New Fund” below for information regarding the New Fund’s valuation policies, how to buy and sell shares, and distribution plans. Information regarding the Existing Fund’s policies and procedures is included in the Existing Fund’s prospectus dated January 31, 2021.

ADDITIONAL INFORMATION ABOUT THE NEW FUND AND EXISTING FUND

Investment Objective

Both the Existing Fund and New Fund seek to track the performance, before fees and expenses, of the Reverse Cap Weighted U.S. Large Cap Index (the “Index”).

Principal Investment Strategies

The New Fund and Existing Fund have substantially similar investment strategies. The table below compares the principal investment strategies of the Funds:

Existing Fund	New Fund
General	General
The Existing Fund uses a “passive management” (or indexing) approach to track the performance, before fees and expenses, of the Index.	Identical to the Existing Fund: The New Fund uses a “passive management” (or indexing) approach to track the performance, before fees and expenses, of the Index.
Index Provider	Index Provider
Exponential ETFs (the investment adviser of the Existing Fund)	SFC Fund Ventures (unaffiliated with AIT, the New Fund, Arrow, or the distributor)
The Index	The Index

The Index is a rules-based, reverse capitalization weighted index comprised of constituents of the S&P 500® Index, which consists of approximately 500 leading U.S.-listed companies representing approximately 80% of the U.S. equity market capitalization. The Index seeks to provide exposure to the U.S. large-cap market but with greater emphasis on the smaller-end of the large-cap market, unlike many traditional market capitalization weighted indexes that place a greater emphasis on the largest companies in the large-cap market. The Index includes common stocks and equity interests in real estate investment trusts (“REITs”).

At the time of each Index rebalance, the Index components are weighted by the inverse of their free-float market capitalization divided by the total of the inverse free-float market capitalizations of all of the Index components such that the smallest company in the Index will have the largest weight and the largest company in the Index will have the smallest weight.

The Index is generally rebalanced on each date that the S&P 500 Index is rebalanced (typically as of the close of trading on the third Friday in each March, June, September, and December (or the following business day if such third Friday is not a business day) based on data as of the second Friday of such rebalance month). In the event that the S&P 500 Index postpones or changes its rebalance schedule, so too will the Index.

Identical to the Existing Fund: The Index is a rules-based, reverse capitalization weighted index comprised of constituents of the S&P 500® Index, which consists of approximately 500 leading U.S.-listed companies representing approximately 80% of the U.S. equity market capitalization. The Index seeks to provide exposure to the U.S. large-cap market but with greater emphasis on the smaller-end of the large-cap market, unlike many traditional market capitalization weighted indexes that place a greater emphasis on the largest companies in the large-cap market. The Index includes common stocks and equity interests in real estate investment trusts (“REITs”).

At the time of each Index rebalance, the Index components are weighted by the inverse of their free-float market capitalization divided by the total of the inverse free-float market capitalizations of all of the Index components such that the smallest company in the Index will have the largest weight and the largest company in the Index will have the smallest weight.

The Index is generally rebalanced on each date that the S&P 500 Index is rebalanced (typically as of the close of trading on the third Friday in each March, June, September, and December (or the following business day if such third Friday is not a business day) based on data as of the second Friday of such rebalance month). In the event that the S&P 500 Index postpones or changes its rebalance schedule, so too will the Index.

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Existing Fund	New Fund
Index Tracking	Index Tracking

The Existing Fund will generally use a “replication” strategy to achieve its investment objective, meaning it generally will invest in all of the component securities of the Index in approximately the same proportion as in the Index. However, the Existing Fund may use a “representative sampling” strategy, meaning it may invest in a sample of the securities in the Index whose risk, return and other characteristics closely resemble the risk, return and other characteristics of the Index as a whole, when Exponential ETFs believes it is in the best interests of the Existing Fund (e.g., when replicating the Index involves practical difficulties or substantial costs, an Index constituent becomes temporarily illiquid, unavailable, or less liquid, or as a result of legal restrictions or limitations that apply to the Existing Fund but not to the Index).

The Existing Fund may invest in securities or other investments not included in the Index, but which Exponential ETFs believes will help the Existing Fund track the Index. For example, the Existing Fund may invest in securities that are not components of the Index to reflect various corporate actions and other changes to the Index (such as reconstitutions, additions, and deletions).

Identical to the Existing Fund: The New Fund will generally use a “replication” strategy to achieve its investment objective, meaning it generally will invest in all of the component securities of the Index in approximately the same proportion as in the Index. However, the New Fund may use a “representative sampling” strategy, meaning it may invest in a sample of the securities in the Index whose risk, return and other characteristics closely resemble the risk, return and other characteristics of the Index as a whole, when Arrow believes it is in the best interests of the New Fund (e.g., when replicating the Index involves practical difficulties or substantial costs, an Index constituent becomes temporarily illiquid, unavailable, or less liquid, or as a result of legal restrictions or limitations that apply to the New Fund but not to the Index).

The New Fund may invest in securities or other investments not included in the Index, but which Arrow believes will help the New Fund track the Index. For example, the New Fund may invest in securities that are not components of the Index to reflect various corporate actions and other changes to the Index (such as reconstitutions, additions, and deletions).

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Existing Fund	New Fund
80% Policy	80% Policy
Under normal circumstances, at least 80% of the Existing Fund’s net assets, plus borrowings for investment purposes, will be invested in large cap securities that are principally traded in the United States. With respect to the policy above, the Existing Fund defines “large cap securities” to mean securities that have been included in the Index at any time within the prior twelve months. Such policy has been adopted as a non-fundamental investment policy and may be changed without shareholder approval upon 60 days’ written notice to shareholders.	None. Since the name of the New Fund does not include “U.S. Large Cap,” the New Fund is not required to invest 80% of its net assets in shares of U.S. large cap securities. The fact that the New Fund does not have an 80% policy does not impact the operation of the strategy because, as defined by the Existing Fund, “large cap securities” are those that have been included in the Index at any time within the prior 12 months.
Concentration	Concentration
To the extent the Index concentrates (i.e., holds more than 25% of its total assets) in the securities of a particular industry or group of related industries, the Existing Fund will concentrate its investments to approximately the same extent as the Index.	Identical to the Existing Fund: To the extent the Index concentrates (i.e., holds more than 25% of its total assets) in the securities of a particular industry or group of related industries, the New Fund will concentrate its investments to approximately the same extent as the Index.

Investment Limitations

This section will help you compare the fundamental and non-fundamental investment policies and restrictions of the Existing Fund and the New Fund. The New Fund does not believe there are any materials differences between the Existing Fund’s and the New Fund’s fundamental and non-fundamental investment limitations.

Fundamental Investment Limitations

The investment limitations listed below are fundamental policies of each Fund and cannot be changed with respect to a Fund without the vote of a majority of the outstanding voting securities of such Fund. Under the 1940 Act, a “vote of a majority of the outstanding voting securities” of a fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of such fund or (2) 67% or more of the shares present at a shareholders meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

The Existing Fund The Existing Fund may not:	New Fund The New Fund may not:
Concentration	Concentration
Concentrate its investments (i.e., hold more than 25% of its total assets) in any industry or group of related industries, except that the Existing Fund will concentrate to approximately the same extent that the Index concentrates in the securities of such particular industry or group of related industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and tax-exempt securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.	Concentrate its investments (i.e., hold more than 25% of its total assets) in any industry or group of related industries, except that the New Fund will concentrate to approximately the same extent that the Index concentrates in the securities of such particular industry or group of related industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and tax-exempt securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
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Borrowing and Senior Securities	Borrowing and Senior Securities
Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act.

Borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the New Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the New Fund's total assets at the time when the borrowing is made.

Further, the New Fund may not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the New Fund, provided that the New Fund's engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

Loans	Loans
Make loans, except to the extent permitted under the 1940 Act.	Make loans to other persons, except: (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.
Real Estate	Real Estate
Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except to the extent permitted under the 1940 Act. This shall not prevent the Existing Fund from investing in securities or other instruments backed by real estate, real estate investment trusts or securities of companies engaged in the real estate business.	Purchase or sell real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the New Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).
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Commodities	Commodities
Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except to the extent permitted under the 1940 Act. This shall not prevent the Existing Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities.	Purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the New Fund from purchasing or selling commodity options, options on commodity futures or commodity futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies, which are engaged in a commodities business or have a significant portion of their assets in commodities.
Underwriting	Underwriting
Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act.	Act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the New Fund may be deemed an underwriter under certain federal securities laws.
Diversification	Diversification
With respect to 75% of its total assets, purchase the securities of any one issuer if, immediately after and as a result of such purchase, (a) the value of the Existing Fund’s holdings in the securities of such issuer exceeds 5% of the value of the Existing Fund’s total assets, or (b) the Existing Fund owns more than 10% of the outstanding voting securities of the issuer (with the exception that this restriction does not apply to the Existing Fund’s investments in the securities of the U.S. government, or its agencies or instrumentalities, or other investment companies).	With respect to 75% of its total assets, purchase the securities of any one issuer if, immediately after and as a result of such purchase, (a) the value of the New Fund’s holdings in the securities of such issuer exceeds 5% of the value of the New Fund’s total assets, or (b) the New Fund owns more than 10% of the outstanding voting securities of the issuer (with the exception that this restriction does not apply to the New Fund’s investments in the securities of the U.S. government, or its agencies or instrumentalities, or other investment companies).

Non-Fundamental Investment Limitations

In addition to the investment objective of each Fund, the investment limitations listed below are non-fundamental policies of each Fund and may be changed with respect to any Fund by the its Board of Trustees.

Existing Fund	New Fund
Illiquid Securities	Illiquid Securities
The Existing Fund may not purchase or hold illiquid securities if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.	The New Fund may not purchase or hold illiquid securities if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.
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80% Policy	80% Policy
Under normal circumstances, the Existing Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in large cap securities that are principally traded in the United States. The Existing Fund will provide its shareholders with at least 60 days’ prior notice of any change in this policy. With respect to the foregoing policy, the Existing Fund defines “large cap securities” to mean securities that have been included in the Index at any time within the prior twelve months.	None. Since the name of the New Fund does not include “U.S. Large Cap,” the New Fund is not required to invest 80% of its net assets in shares of large cap U.S. securities. The fact that the New Fund does not have an 80% policy does not impact the operation of the strategy because, as defined by the Existing Fund, “large cap securities” are those that have been included in the Index at any time within the prior 12 months.

Principal Investment Risks

The Existing Fund and New Fund have near identical principal investment risks, as presented below:

The following summarizes the principal risks of the New Fund and Existing Fund. The risk descriptions below provide a more detailed explanation of the principal investment risks that correspond to the risks described in the Summary.

Concentration Risk (New Fund only). The Fund may focus its investments in securities of a particular industry to the extent the Index does. Economic, legislative or regulatory developments may occur that significantly affect the industry. This may cause the Fund’s net asset value to fluctuate more than that of a fund that does not focus in a particular industry.

Equity Market Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including: expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic, public health, and banking crises. If you held common stock, or common stock equivalents, of any given issuer, you would generally be exposed to greater risk than if you held preferred stocks and debt obligations of the issuer because common stockholders, or holders of equivalent interests, generally have inferior rights to receive payments from issuers in comparison with the rights of preferred stockholders, bondholders, and other creditors of such issuers.

Beginning in the first quarter of 2020, financial markets in the United States and around the world experienced extreme and in many cases unprecedented volatility and severe losses due to the global pandemic caused by COVID-19, a novel coronavirus. The pandemic has resulted in a wide range of social and economic disruptions, including closed borders, voluntary or compelled quarantines of large populations, stressed healthcare systems, reduced or prohibited domestic or international travel, supply chain disruptions, and so-called “stay-at-home” orders throughout much of the United States and many other countries. The fall-out from these disruptions has included the rapid closure of businesses deemed “non-essential” by federal, state, or local governments and rapidly increasing unemployment, as well as greatly reduced liquidity for certain instruments at times. Some sectors of the economy and individual issuers have experienced particularly large losses. Such disruptions may continue for an extended period of time or reoccur in the future to a similar or greater extent. In response, the U.S. government and the Federal Reserve have taken extraordinary actions to support the domestic economy and financial markets, resulting in very low interest rates and in some cases negative yields. It is unknown how long circumstances related to the pandemic will persist, whether they will reoccur in the future, whether efforts to support the economy and financial markets will be

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successful, and what additional implications may follow from the pandemic. The impact of these events and other epidemics or pandemics in the future could adversely affect Fund performance.

ETF Risks. The Fund is an ETF, and, as a result of an ETF’s structure, is exposed to the following risks:

•	APs, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

•	Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid-ask spread.” The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund, and/or increased market volatility may cause increased bid-ask spreads. Due to the costs of buying or selling Shares, including bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

•	Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

•	Trading. Although Shares are listed for trading on the Exchange and may be listed or traded on U.S. and non-U.S. stock exchanges other than the Exchange, there can be no assurance that an active trading market for such Shares will develop or be maintained. Trading in Shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules, which temporarily halt trading on the Exchange when a decline in the S&P 500® Index during a single day reaches certain thresholds (e.g., 7%, 13%, and 20%). Additional rules applicable to the Exchange may halt trading in Shares when extraordinary volatility causes
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sudden, significant swings in the market price of Shares. There can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares.

Management Risk (New Fund only). As the New Fund may not fully replicate the Index, it is subject to the risk that the investment management strategy may not produce the intended results.

Passive Investment Risk. The Fund invests in the securities included in, or representative of, its Index regardless of their investment merit. The Fund does not attempt to outperform its Index or take defensive positions in declining markets. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments relating to its Index. The returns from the types of securities in which the Fund invests may underperform returns from the various general securities markets or different asset classes. This may cause the Fund to underperform other investment vehicles that invest in different asset classes. Different types of securities (for example, large-, mid- and small-capitalization stocks) tend to go through cycles of doing better – or worse – than the general securities markets. In the past, these periods have lasted for as long as several years.

REIT Investment Risk. Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume, and may be more volatile than other securities. In addition, to the extent the Fund holds interests in REITs, it is expected that investors in the Fund will bear two layers of asset-based management fees and expenses (directly at the Fund level and indirectly at the REIT level). The risks of investing in REITs include certain risks associated with the direct ownership of real estate and the real estate industry in general. These include risks related to general, regional and local economic conditions; fluctuations in interest rates and property tax rates; shifts in zoning laws, environmental regulations and other governmental action such as the exercise of eminent domain; cash flow dependency; increased operating expenses; lack of availability of mortgage funds; losses due to natural disasters; overbuilding; losses due to casualty or condemnation; changes in property values and rental rates; and other factors.

In addition to these risks, residential/diversified REITs and commercial equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for the beneficial tax treatment available to REITs under the U.S. Internal Revenue Code of 1986, as amended (the “Code”), or to maintain their exemptions from registration under the 1940 Act. The Fund expects that dividends received from a REIT and distributed to Fund shareholders generally will be taxable to the shareholder as ordinary income. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting investments.

Sector Risk. The Fund’s investing approach may result in an emphasis on certain sectors or sub-sectors of the market at any given time. To the extent the Fund invests more heavily in one sector or sub-sector of the market, it thereby presents a more concentrated risk and its performance will be especially sensitive to developments that significantly affect those sectors or sub-sectors. In addition, the value of a Fund’s shares may change at different rates compared to the value of shares of a fund with investments in a more diversified mix of sectors and industries. An individual sector or sub-sector

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of the market may have above-average performance during particular periods but may also move up and down more than the broader market. The several industries that constitute a sector may all react in the same way to economic, political or regulatory events. The Fund’s performance could also be affected if the sectors or sub-sectors do not perform as expected. Alternatively, the lack of exposure to one or more sectors or sub-sectors may adversely affect performance.

Tracking Error Risk. As with all index funds, the performance of the Fund and its respective Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by an Index. In addition, the Fund may not be fully invested in the securities of the Index at all times or may hold securities not included in the Index. The Fund may use a representative sampling strategy to achieve its investment objective, if the Fund’s Advisor believes it is in the best interest of the Fund, which generally can be expected to produce a greater non-correlation risk.

The Funds' Performance

If the Reorganization is approved by shareholders, the New Fund will assume the performance history of the Existing Fund. The New Fund will use the same benchmark index (the S&P 500 Index) as the Existing Fund.

The bar chart and performance table below show the variability of the Existing Fund's returns, which is some indication of the risks of investing in the Existing Fund. The bar chart shows performance of the Existing Fund's shares for each full calendar year since the Existing Fund's inception. The table illustrates how the Existing Fund’s average annual returns for the 1-year and since inception periods compare with those of a broad measure of market performance (the S&P 500 Index) and the Index. You should be aware that the Existing Fund's past performance (before and after taxes) may not be an indication of how the New Fund will perform in the future. Updated performance information is available on the Existing Fund’s website at www.reverseetf.com.

Calendar Year Returns

During the period of time shown in the bar chart, the Existing Fund’s highest quarterly return was 24.37% for the quarter ended December 31, 2020, and the lowest quarterly return was -32.11% for

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the quarter ended March 31, 2020. The Existing Fund’s year-to-date return as of March 31, 2021 was 15.46%.

Average Annual Total Returns

(for the periods ended December 31, 2020)

	One Year	Since Inception (10/31/2017)
Return Before Taxes	7.68%	9.02%
Return after Taxes on Distributions	7.18%	8.58%
Return after Taxes on Distributions and Sale of Fund Shares	4.85%	6.97%
Reverse Cap Weighted U.S. Large Cap Index (reflects no deduction for fees, expenses or taxes)	7.96%	9.19%
Standard & Poor’s 500 (S&P 500 Index) (reflects no deduction for fees, expenses, or taxes)	18.40%	14.87%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as an individual retirement account (“IRA”) or other tax-advantaged accounts.

Management of the Funds

The New Fund will be managed by Arrow, and the Existing Fund is managed by Exponential ETFs. Arrow will receive the same management fee, as a percentage of Fund assets, for managing the New Fund as Exponential ETFs receives for managing the Existing Fund. The management paid by the Existing Fund, and to be paid by the New Fund is a unitary fee, meaning that the investment adviser of the applicable Fund is responsible for paying the Fund’s operational expenses out of its management fee. The information below provides details regarding the management of the Existing Fund and the New Fund.

New Fund

Investment Advisor. Arrow Investment Advisors, LLC located at 6100 Chevy Chase Drive, Suite 100, Laurel, MD 20707, serves as investment advisor to the New Fund. Subject to the oversight of the Board of Trustees, Arrow is responsible for the overall management of the New Fund’s business affairs. Arrow is responsible for selecting the New Fund’s investments according to the New Fund’s investment objective, policies and restrictions. Arrow was established in February 2006 and has approximately $316 million assets under management as of March 15, 2021.

Pursuant to an investment advisory agreement between Arrow and the New Fund, the New Fund will pay Arrow an annual fee of 0.294%. Under the investment advisory agreement, Arrow has agreed to pay all expenses of the New Fund, except for the advisory fee, acquired fund fees and expenses, payments under the New Fund’s 12b-1 plan, brokerage expenses, taxes, interest (including borrowing costs and dividend expenses on securities sold short), litigation expense and other

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extraordinary expenses (including litigation to which the New Fund may be a party and indemnification of the Trustees and officers with respect thereto).

A discussion regarding the AIT Board’s basis for approving the investment advisory agreement with respect to the New Fund will be available in the New Fund’s annual report to shareholders for the period ended July 31, 2021.

Portfolio Managers

Joseph Barrato

Chief Executive Officer

Joseph Barrato is a founding member of Arrow Investment Advisors, LLC and has served as its Chief Executive Officer since 2006. Mr. Barrato will serve as a portfolio manager of the New Fund after the Reorganization. He has over 25 years of experience in the investment management industry, including six years with Rydex Investments, where he was responsible for the firm’s research and developed momentum models with the Rydex sector funds. Prior to Rydex, Mr. Barrato spent 12 years at the Federal Reserve Board of Governors, as an analyst and senior financial examiner. He holds a bachelor’s degree in business administration from The George Washington University, where he majored in finance and minored in accounting. Mr. Barrato’s experience in the investment management industry gives him a strong understanding of the operational issues facing mutual funds and the regulatory framework under which investment companies must operate. Mr. Barrato has served as an Interested Trustee and the Chairman of the Board since the Trust was organized in August 2011.

Jonathan S. Guyer

Portfolio Manager

Jonathan Guyer joined Arrow Investment Advisors, LLC in October 2013 after spending seven years with Longview Funds Management, LLC and will serve as a portfolio manager of the New Fund after the Reorganization. During his tenure at Longview, he served as the Principal, Director of Research and Chief Investment Officer of the firm. Prior to Longview, Mr. Guyer spent seven years as the head of the Proprietary Hedge Fund Group of Alex Brown & Sons, Inc., followed by five years serving as the head of Alternative Investment Product Development for Legg Mason Wood Walker, Inc. Throughout his investment management career, he has had practical experience working with index design, active portfolio management, trading, manager selection, due diligence, marketing and fund administration.

Prior to his career in investment management, Mr. Guyer spent eight years in the audit industry, serving as a senior audit manager for commercial banks and trust companies. Mr. Guyer earned his bachelor’s degree in Business Administration from the University of North Carolina-Wilmington.

Amit Gutt

Portfolio Manager

Amit Gutt, CFA will serve as portfolio manager of the New Fund after the Reorganization. Mr. Gutt joined Arrow Investment Advisors, LLC in August 2014 as an Investment Strategist. He is responsible for performing quantitative research, portfolio management and trading across multiple asset classes. Prior to joining Arrow, Mr. Gutt worked in emerging markets equity research at KAUST Investment

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Management, a multi-billion dollar endowment, and at the United States Department of Commerce. Mr. Gutt holds a B.S. in Financial Economics from University of Maryland Baltimore County, a Master of Arts in Applied Economics from Johns Hopkins University and an MBA in Finance from the NYU Stern School of Business. Mr. Gutt is also a CFA charterholder.

The statement of additional information provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and the portfolio manager’s ownership in the New Fund.

Existing Fund

Investment Adviser. CSat Investment Advisory, L.P., doing business as Exponential ETFs, serves as the investment adviser to the Existing Fund and has overall responsibility for the general management and administration of the Existing Fund. Exponential ETFs is a registered investment adviser with offices located at 1001 Woodward Avenue, Suite 500, Detroit, Michigan 48226, that provides investment advisory services to private funds and ETFs, including the Existing Fund. Exponential ETFs also arranges for transfer agency, custody, fund administration, and all other related services necessary for the Existing Fund to operate.

For the services it provides to the Existing Fund, the Existing Fund pays Exponential ETFs a unitary management fee, which is calculated daily and paid monthly, at an annual rate of 0.294% of the Existing Fund’s average daily net assets.

Under the investment advisory agreement with the Existing Fund, Exponential ETFs has agreed to pay all expenses of the Existing Fund, except for: the fee paid to Exponential ETFs pursuant to the investment advisory agreement, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses.

The basis for the ESS Board’s approval of the Existing Fund’s investment advisory agreement is available in the Existing Fund’s Annual Report to Shareholders for the year ended September 30, 2020.

Portfolio Manager. Mr. Charles A. Ragauss currently serves as Chief Operating Officer of Exponential ETFs, having joined the firm in April 2016. Mr. Ragauss has also served as the Head of Trading and a Portfolio Manager at Toroso Investments since September 2020, leading the firm’s strategy implementation and trade execution team. Prior to joining Exponential ETFs, Mr. Ragauss was Assistant Vice President at Huntington National Bank (“Huntington”), where he was Product Manager for the Huntington Funds and Huntington Strategy Shares ETFs, a combined fund complex of almost $4 billion in assets under management. At Huntington, he led ETF development bringing to market some of the first actively managed ETFs. Mr. Ragauss joined Huntington in 2010. Mr. Ragauss attended Grand Valley State University where he received his Bachelor of Business Administration in Finance and International Business, as well as a minor in French. He is a member of both the National and West Michigan CFA societies and holds the CFA designation.

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The Existing Fund’s statement of additional information, dated January 31, 2021, provides additional information about the Portfolio Manager’s compensation structure, other accounts managed by the Portfolio Manager, and the Portfolio Manager’s ownership of shares of the Existing Fund.

Other Service Providers

The table below provides a comparison of the New Fund and Existing Fund service providers:

	Existing Fund	New Fund
Investment Adviser	Exponential ETFs	Arrow
Administrator	U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“USBFS”)	Gemini Fund Services LLC (“Gemini”)
Transfer Agent	USBFS	Brown Brothers Harriman & Co. (“BBH”)
Fund Accountant	USBFS	Gemini
Distributor	Foreside Fund Services, LLC	Northern Lights Distributors, LLC
Custodian	U.S. Bank N.A.	BBH
Index Provider	Exponential ETFs	SFC Fund Ventures
Index Calculation Agent	S&P Opco, LLC	S&P Opco, LLC
Independent Registered Public Accounting Firm	Cohen & Company, Ltd.	BBD, LLP

Additional Information

ESS and AIT are subject to certain information requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith, and file reports and other information, including proxy materials and charter documents, with the SEC. Reports, proxy statements, registration statements and other information filed by ESS and AIT may be inspected without charge and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, DC 20549. These documents and other information also may be inspected at the offices of Cboe BZX Exchange, Inc., 17 State St., 31st & 32nd Floor, New York, NY 10004.

The Financial Highlights relating to the Existing Fund contained in its Annual Report for the fiscal year ended September 30, 2020, are attached as Appendix B to this Proxy Statement.

The New Fund will be the accounting successor to the Existing Fund as a result of the Reorganization.

ADDITIONAL INFORMATION ABOUT THE NEW FUND

The information below presents additional information about the New Fund.

Net Asset Value

The New Fund’s NAV and offering price (NAV plus any applicable sales charges) is determined at the close of regular trading on the Exchange (normally 4:00 p.m., Eastern Time) on each day the Exchange is open (the “Valuation Time”). NAV is computed by determining the aggregate market value of all assets of the New Fund, less its liabilities, divided by the total number of shares

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outstanding ((assets-liabilities)/number of shares = NAV). The Exchange is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account the expenses and fees of the New Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for the New Fund for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the New Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day. All valuations are subject to review by AIT’s Board or its delegate.

Generally, the New Fund’s securities are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the current bid price on such exchange. Money market securities maturing in 60 days or less are valued at amortized cost. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at last sale price or, in the absence of a sale, at the current bid price on such over-the-counter market. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. If market quotations are not readily available, securities are valued at their fair market value as determined using the “fair value” procedures approved by the Board. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close. Any use of a different rate from the rates used by each index provider may adversely affect the New Fund’s ability to track the index.

The New Fund may use independent pricing services to assist in calculating the value of its securities. Securities traded on a foreign exchange which has not closed by the Valuation Time or for which the official closing prices are not available at the time the NAV is determined may use alternative market prices provided by a pricing service. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the Exchange and when the New Fund calculates its NAV. Issuer-specific events may cause the last market quotation to be unreliable.

These events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where Arrow determines that the closing price of the security is unreliable, Arrow values the security at fair value in good faith using procedures approved by AIT’s Board. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate the New Fund’s NAV and the prices used by the underlying index. This may adversely affect the New Fund’s ability to track the Index.

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Premium/Discount Information

Most investors will buy and sell shares of the New Fund in secondary market transactions through brokers at market prices and the New Fund’s Shares will trade at market prices. The market price of shares of the New Fund may be greater than, equal to, or less than NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of shares of the New Fund.

Information regarding how often the shares of the New Fund traded at a price above (at a premium to) or below (at a discount to) the NAV of the New Fund will be available at www.ArrowFunds.com.

How to Buy and Sell Shares

Additional shareholder information, including how to buy and sell shares of the New Fund, is available free of charge in the statement of additional information or by calling toll free 1-877-277-6933 or visiting Arrow’s website at www.ArrowFunds.com.

Shares of the New Fund will be listed for trading on the Exchange under the New Fund’s symbol: YPS. Share prices are reported in dollars and cents per share. Shares can be bought and sold on the secondary market throughout the trading day like other publicly-traded shares, and shares typically trade in blocks of less than a Creation Unit. There is no minimum investment required. Shares may only be purchased and sold on the secondary market when the Exchange is open for trading. The Exchange is open for trading Monday through Friday and is closed on weekends and the following holidays, as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When buying or selling shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

Authorized Participants may acquire shares directly from the New Fund, and Authorized Participants may tender their shares for redemption directly to the New Fund, at NAV per share only in large blocks, or Creation Units, of 50,000 Shares. Purchases and redemptions with cash instead of in-kind securities could cause the New Fund to incur certain costs, which include brokerage costs, taxable gains or losses that it might not otherwise have incurred if it had been made by a redemption in-kind. These costs could be imposed on the New Fund and, thus, decrease the New Fund’s NAV to the extent that the costs are not offset by a transaction fee payable by an Authorized Participant. Purchases and redemptions directly with the New Fund must follow the New Fund’s procedures, which are described in the SAI.

The New Fund may liquidate and terminate at any time without shareholder approval.

Share Trading Prices

Information regarding the intraday value of shares of the New Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout each trading day by the Exchange or by market data vendors or other information providers. The IOPV is based on the current market value of the New Fund’s securities, including cash required to be deposited in

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exchange for a Creation Unit. The IOPV is generally determined by using both current market quotations and price quotations obtained from broker-dealers and other market intermediaries that may trade in the New Fund’s portfolio securities. The IOPV may not reflect the exact composition of the New Fund’s current portfolio of securities at a particular point in time or the best possible valuation of the New Fund’s current portfolio. As a result, the IOPV should not be confused with the NAV, which is computed only once a day. The New Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and the New Fund does not make any warranty as to the accuracy of these values.

Book Entry

Shares are held in book entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the New Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” form.

Frequent Purchases and Redemptions of Shares

Shares can only be purchased and redeemed directly from the New Fund in Creation Units by Authorized Participants, and the vast majority of trading in the shares will occur on the secondary market. Because the secondary market trades do not directly involve the New Fund, it is unlikely those trades would cause the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the New Fund’s trading costs and the realization of capital gains. With regard to the purchase or redemption of Creation Units directly with the New Fund, to the extent effected in-kind (i.e., for securities), those trades do not cause the harmful effects that may result from frequent cash trades. To the extent trades are effected in whole or in part in cash, those trades could result in dilution to the New Fund and increased transaction costs, which could negatively impact the New Fund’s ability to achieve its investment objective. However, direct trading by Authorized Participants is critical to ensuring that shares trade at or close to NAV. The New Fund will also employ fair valuation pricing to minimize potential dilution from market timing. In addition, the New Fund will impose transaction fees on purchases and redemptions of shares to cover the custodial and other costs incurred by the New Fund in effecting trades.

These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the New Fund’s trading costs increase in those circumstances. Given this structure, AIT has determined that it is not necessary to adopt policies and procedures to detect and deter market timing of the shares.

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Distribution and Service Plan

The New Fund has adopted a distribution and service plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the New Fund is authorized to pay distribution fees to the distributor and other firms that provide distribution and shareholder services (“Service Providers”). If a Service Provider provides these services, the New Fund may pay fees at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the1940 Act.

No distribution or service fees are currently paid by the New Fund, and there are no current plans to impose these fees. In the event Rule 12b-1 fees were charged, over time they would increase the cost of an investment in the New Fund.

Dividends, Other Distributions and Taxes

Unlike interests in mutual funds, which typically are bought and sold from and to the fund only at closing NAVs, shares of the New Fund are traded throughout the day in the secondary market on a national securities exchange on an intra-day basis and are created and redeemed in-kind and/or for cash in Creation Units at each day’s next calculated NAV. In-kind arrangements are designed to protect ongoing shareholders from the adverse effects on the New Fund’s portfolio that could arise from frequent cash redemption transactions. In a mutual fund, redemptions can have an adverse tax impact on taxable shareholders if the mutual fund needs to sell portfolio securities to obtain cash to meet net fund redemptions. These sales may generate taxable gains for the ongoing shareholders of the mutual fund, whereas the shares’ in-kind redemption mechanism generally will not lead to a tax event for the New Fund or its ongoing shareholders.

Ordinarily, dividends from net investment income, if any, are declared and paid annually. The New Fund intends to distribute its net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available.

Taxes

As with any investment, you should consider how your investment in shares of the New Fund will be taxed. The tax information in this Proxy Statement is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares.

Unless your investment in shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when:

•	The New Fund makes distributions,
•	You sell your shares listed on the Exchange, and
•	You purchase or redeem Creation Units.

Taxes on Distributions. As stated above, dividends from net investment income, if any, ordinarily are declared and paid annually. The New Fund may also pay a special distribution at the end of a calendar year to comply with federal tax requirements. In general, your distributions are subject to

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federal income tax when they are paid, whether you take them in cash or reinvest them in the New Fund. Dividends paid out of the New Fund’s income and net short-term capital gains, if any, are taxable as ordinary income. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares. Under current law, the maximum individual federal income tax rate applicable to long-term capital gains is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. In addition, some ordinary dividends declared and paid by the New Fund to non-corporate shareholders may qualify for taxation at the lower tax rates applicable to long-term capital gains, provided that holding period and other requirements are met by the New Fund and the shareholder.

A part of the New Fund’s dividends also may be eligible for the dividends-received deduction allowed to corporations -- the eligible portion may not exceed the aggregate dividends the New Fund receives from domestic corporations subject to federal income tax (excluding REITs) and excludes dividends from foreign corporations -- subject to similar restrictions.

In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the New Fund (if that option is available). Distributions reinvested in additional shares through the means of a dividend reinvestment service, if available, will be taxable to shareholders acquiring the additional shares to the same extent as if such distributions had been received in cash.

Distributions in excess of the New Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the shares and as capital gain thereafter. A distribution will reduce the New Fund’s NAV per share and may be taxable to you as ordinary income or capital gain (as described above) even though, from an investment standpoint, the distribution may constitute a return of capital.

By law, the New Fund is required to withhold at the backup withholding rate (currently 24%) from your distributions and redemption proceeds if you have not provided the New Fund with a correct Social Security number or other taxpayer identification number and in certain other situations.

Taxes on Exchange-Listed Share Sales. Any capital gain or loss realized upon a sale of shares is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less. The ability to deduct capital losses from sales of shares may be limited.

Taxes on Purchase and Redemption of Creation Units. An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss equal to the difference between the market value of the Creation Units at the time of the exchange and the sum of the exchanger’s aggregate basis in the securities surrendered plus any Cash Component it pays. An Authorized Participant who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities received plus any cash equal to the difference between the NAV of the Shares being redeemed and the value of the securities. The deductibility of losses, however, is subject to disallowance or limitation under various tax rules. Persons exchanging securities should consult their own tax advisor with respect to when a loss might be deductible.

Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term

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capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many shares you purchased or sold and at what price.

Additional Medicare Tax. Currently, an additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the New Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the shares under all applicable tax laws. See “Taxes” in the statement of additional information for more information.

Index Provider

Additional Information About the Index. SFC Fund Ventures maintains the Reverse Cap Weighted U.S. Large Cap Index. SFC Fund Ventures is responsible for maintaining and applying the rules-based methodology of the Index. The Index is calculated by an independent third-party calculation agent (the “Index Calculation Agent”) that is not affiliated with SFC Fund Ventures, the New Fund, Arrow, the New Fund’s distributor, or any of their respective affiliates. The Index Calculation Agent provides information to SFC Fund Ventures and the New Fund about the Index constituents and does not provide investment advice with respect to the desirability of investing in, purchasing, or selling securities.

Additional Information About the S&P 500 Index. Changes to the S&P 500 Index are made by S&P Dow Jones Indices, a division of S&P Global, on an as-needed basis. There is no annual or semi-annual reconstitution. Rather, changes in response to corporate actions and market developments can be made at any time. To be eligible to be added to the S&P 500 Index, (i) a company’s free-float market capitalization must be at least $9.8 billion (which amount may be adjusted from time to time), (ii) a company’s stock should trade a minimum of 250,000 shares in each of the six months prior to being added, (iii) the ratio of the annual dollar value of a stock traded (defined as average closing price over the period multiplied by historical volume) to the stock’s float-adjusted market capitalization should be at least 1.00, and (iv) the company must have a public float of at least 50% (i.e., at least 50% of the outstanding shares are available to the public). Initial public offerings will generally not be considered for inclusion in the S&P 500 Index until they have traded for at least twelve months.

Companies may be removed from the S&P 500 Index, based on their contribution to sector balance maintenance, as measured by a comparison of each sector’s weight in the S&P 500 Index with its weight in the S&P Total Market Index, which includes all eligible U.S. common equities, in the relevant market capitalization range.

Index/Trademark Licenses/Disclaimers. The Index is the exclusive property of SFC Fund Ventures, which has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices) to calculate and maintain the Index. The Index is not sponsored by S&P Dow Jones Indices or its affiliates or its third

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party licensors. Neither S&P Dow Jones Indices, nor any of their affiliates or third party licensors will be liable for any errors or omissions in calculating the Index. “Calculated by S&P Dow Jones Indices” and the related stylized mark(s) are service marks of Standard & Poor’s Financial Services, LLC (“SPFS”) and have been licensed for use by S&P Dow Jones Indices and sublicensed for certain purposes by Arrow and the New Fund.

The New Fund is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices, SPFS, or any of their affiliates or third party licensors (collectively, “S&P Dow Jones Indices Entities”). S&P Dow Jones Indices Entities do not make any representation or warranty, express or implied, to the owners of the New Fund or any member of the public regarding the advisability of investing in securities generally or in the New Fund particularly or the ability of the Index to track general market performance. S&P Dow Jones Indices Entities’ only relationship to Arrow and the New Fund with respect to the Index is the licensing of the S&P 500, certain trademarks, service marks and trade names of S&P Dow Jones Indices Entities, and the provision of the calculation and maintenance services related to the Index. S&P Dow Jones Indices Entities are not responsible for and have not participated in the determination of the prices and amount of the New Fund or the timing of the issuance or sale of the New Fund or in the determination or calculation of the equation by which the New Fund may be converted into cash or other redemption mechanics. S&P Dow Jones Indices Entities have no obligation or liability in connection with the administration, marketing or trading of the New Fund. S&P Dow Jones Indices, LLC is not an investment advisor. Inclusion of a security within the Reverse Cap Weighted U.S. Large Cap Index is not a recommendation by S&P Dow Jones Indices Entities to buy, sell, or hold such security, nor is it investment advice.

S&P DOW JONES INDICES ENTITIES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION WITH RESPECT THERETO, INCLUDING BUT NOT LIMITED TO, ORAL, WRITTEN OR ELECTRONIC COMMUNICATIONS. S&P DOW JONES INDICES ENTITIES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES ENTITIES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY ARROW, OWNERS OF THE NEW FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES ENTITIES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.

Investments by Investment Companies

The SEC has granted exemptive relief to Arrow permitting registered investment companies and unit investment trusts that enter into an agreement with AIT (“Investing Funds”) to invest in series of AIT beyond the limits set forth in Section 12(d)(1) of the 1940 Act subject to certain terms and conditions.

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Continuous Offering

The method by which Creation Units of shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of shares are issued and sold by the New Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells the shares directly to customers or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares.

A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions) and thus dealing with the shares that are part of an over-allotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national securities exchange.

INFORMATION RELATING TO THE REORGANIZATION

Description of the Reorganization

The Plan provides that the Existing Fund will transfer all of its assets and liabilities to the New Fund. In exchange for the transfer of these assets and liabilities, the New Fund will issue shares to the Existing Fund in an amount equal in value to the net asset value of the Existing Fund's shares. Shares of the New Fund are shares of beneficial interest without par value in a newly created series of AIT under its Agreement and Declaration of Trust and By-Laws. Under its Agreement and Declaration of Trust and By-Laws, AIT may issue an indefinite number of shares of beneficial interest of the New Fund. Each share of the New Fund represents an equal proportionate interest with other shares of the New Fund. Each share has equal earnings, assets, and voting privileges, and is entitled to dividends and other distributions out of the income earned and gain realized on the assets belonging to the New Fund as authorized by the AIT Board. Shares of the New Fund entitle their holders to one vote per full share, and fractional votes for fractional shares, if any, held. Shares of the New Fund received by each shareholder of the Existing Fund in the Reorganization will be issued at NAV, will be fully paid and non-assessable. Shares of the New Fund have no subscription, preemptive or conversion rights. In the event of a liquidation or dissolution of AIT or the New Fund,

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shareholders of the New Fund are entitled to receive the assets available for distribution belonging to those shares of the New Fund, and a proportionate distribution, based upon the relative asset values of the respective funds, of any general assets, if any, not belonging to any particular fund which are available for distribution.

Immediately after the transfer of the Existing Fund's assets and liabilities, the Existing Fund will make a liquidating distribution pro rata to its shareholders of record of all the New Fund shares received, so that a holder of shares in the Existing Fund at the Closing Date of the Reorganization will receive the same number of full shares of the New Fund with the same aggregate net asset value as the shareholder had in the Existing Fund immediately before the Reorganization. Such distribution will be accomplished by the transfer of New Fund shares credited to the account of the Existing Fund on the books of the New Fund's transfer agent. Each account will represent the respective pro rata number of shares of the New Fund shares due to the shareholders of the Existing Fund. All issued and outstanding shares of the Existing Fund will simultaneously be canceled on the books of the Existing Fund.

The New Fund does not currently issue certificates to shareholders. The Existing Fund shareholders will have the right to receive any unpaid dividends or other distributions that were declared by the Existing Fund with respect to shares held on the Closing Date. Following the Reorganization, the Existing Fund will be liquidated and terminated.

The Plan contains customary representations, warranties and conditions designed to ensure that the Reorganization is fair to both parties. The Plan provides that the consummation of the Reorganization is contingent upon, among other things: (i) approval of the Plan by the shareholders of the Existing Fund; and (ii) the receipt by ESS and AIT of a tax opinion to the effect that the Reorganization will be tax-free to the Existing Fund and its shareholders. The Plan may be terminated at any time prior to the Closing Date of the Reorganization by mutual consent of the ESS and AIT Boards. The ESS Board may terminate the Plan if it determines that the consummation of the transactions contemplated by the Plan are not in the best interest of the Existing Fund's shareholders.

If shareholders of the Existing Fund approve the proposed Reorganization, it will have the effect of approving an investment advisory agreement between AIT and Arrow on behalf of the New Fund. If shareholders of the Existing Fund do not approve the Reorganization, the ESS Board may consider possible alternative arrangements in the best interests of the Existing Fund and its shareholders, including potential liquidation of the Existing Fund.

Costs of Reorganization

The Existing Fund and the New Fund will not pay any costs related to the Reorganization. Arrow and Exponential ETFs will pay the expenses incurred by the Existing Fund and the New Fund in connection with the Reorganization, regardless of whether the Reorganization is consummated, including, without limitation: (a) expenses associated with the preparation and filing of the Proxy Statement and other proxy materials; (b) postage; (c) printing; (d) solicitation costs of the transaction; (e) accounting fees; (f) legal fees; and (g) other related administrative or operational costs. The estimated costs of the Reorganization are $88,500.

Federal Income Tax Consequences

The combination of the Existing Fund and the New Fund in the Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(F) of the Code. If so, neither the Existing Fund nor its shareholders will recognize gain or loss as a result of the

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Reorganization. The tax basis of the New Fund shares received will be the same as the basis of the Existing Fund shares exchanged and the holding period of the New Fund shares received will include the holding period of the Existing Fund shares exchanged, provided that the shares exchanged were held as capital assets at the time of the Reorganization. As a condition to the closing of the Reorganization, ESS and AIT will receive an opinion from counsel to that effect. No tax ruling from the Internal Revenue Service regarding the Reorganization has been requested.

The opinion of counsel is not binding on the Internal Revenue Service and does not preclude the Internal Revenue Service from adopting a contrary position. Nevertheless, the sale of securities by the Existing Fund prior to the Reorganization could result in taxable capital gains distribution prior to the Reorganization. Shareholders should consult their own tax advisers concerning the potential tax consequences of the Reorganization to them, including foreign, state and local tax consequences.

As of September 30, 2020, the Existing Fund had federal tax short-term and long-term capital loss carryforwards of $514,944 and $421,811, respectively.

Capitalization

The following table sets forth, as of March 23, 2021: (i) the unaudited capitalization of the Existing Fund and (ii) the unaudited pro-forma combined capitalization of the New Fund assuming the Reorganization has been approved. If the Reorganization is consummated, the capitalizations are likely to be different on the Closing Date as a result of daily share purchase and redemption activity in the Existing Fund and changes in NAV.

	Existing Fund Shares	Pro Forma New Fund Shares
Net Assets	$17,883,236.04	$17,883,236.04
Shares Outstanding	850,000	850,000
Net Asset Value per Share	$21.04	$21.04

ESS Board’s Considerations Relating to the Reorganization

The ESS Board considered the Reorganization at a meeting held on March 15, 2021, based upon the recommendation of Exponential ETFs in light of its plans to wind-down its investment advisory business and its limited resources to market and distribute the Existing Fund. The Board considered that the Reorganization would allow the Existing Fund to benefit from the experience and resources of Arrow and its affiliates. The ESS Board evaluated the terms of the Plan, each Fund’s investment objective and strategies, the expenses relating to the Reorganization, each Fund’s fees and expenses (including the total annual fund operating expense ratio and the Rule 12b-1 fee that has been approved by the AIT Board of Trustees but has not yet commenced payments), the distribution capabilities of the New Fund’s distributor, the experience and expertise of the New Fund’s investment adviser, federal income tax consequences of the Reorganization, and possible alternatives to the Reorganization. The ESS Board, including all of the Trustees who are not “interested persons” of ESS under the 1940 Act, determined that the Reorganization is in the best interests of the Existing Fund and its shareholders and approved the Reorganization and the Plan subject to shareholder approval.

The ESS Board considered the following factors, among others, in its evaluation of the Reorganization:

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The Terms and Conditions of the Reorganization. The ESS Board considered the terms of the Plan and, in particular, that the transfer of the assets of the Existing Fund will be in exchange for shares of the New Fund and the New Fund’s assumption of the liabilities of the Existing Fund. The ESS Board also took note of the fact that no commission or other transactional fees would be imposed on the Existing Fund’s shareholders in connection with the Reorganization. In addition, the ESS Board noted that pursuant to the Plan, each Existing Fund shareholder’s account will be credited with the number of New Fund shares equal to the value of the Existing Fund shares that each shareholder holds immediately prior to the Reorganization. The ESS Board also noted that the value of the Existing Fund’s assets to be acquired and the amount of its liabilities to be assumed by the New Fund and the NAV of a share of the Existing Fund will be determined in accordance with the valuation methodologies described in the Existing Fund’s Prospectus and SAI, as may be supplemented. As a result, the ESS Board noted that the interests of Existing Fund shareholders would not be diluted as a result of the Reorganization. The ESS Board also noted that the Reorganization would be submitted to the Existing Fund’s shareholders for approval.

Investment Objectives and Investment Strategies. The ESS Board considered that the investment objective of the New Fund is identical, and the investment strategies of the New Fund are substantially similar, to those of the Existing Fund.

Expenses Relating to Reorganization. The ESS Board considered that the Existing Fund shareholders will not incur any expenses in connection with the Reorganization. All expenses relating to the proposed Reorganization, which are estimated to be $88,500, whether or not consummated, will be borne by Exponential ETFs and Arrow, including expenses related to the Special Meeting and solicitation of proxies, preparing and filing the registration statement that includes this Proxy Statement, and the cost of copying, printing, and mailing proxy materials.

Relative Expense Ratios. The ESS Board reviewed information regarding comparative expense ratios (current and pro forma expense ratios are set forth in the “Summary—Fees and Expenses” section above), which indicated that the estimated total annual fund operating expense ratio for the shares of the New Fund is expected to be the same as that of the Existing Fund.

Distribution; Distribution and Service Fees. The ESS Board considered the distribution capabilities of Northern Lights Distributors, LLC and its commitment to distribute the shares of the New Fund. The ESS Board further considered that, like the Existing Fund, the New Fund has adopted a 12b-1 Plan under which the Fund may bear a 12b-1 fee up to 0.25% annually of the Fund’s average daily net assets, and the AIT Board of Trustees has not currently approved any payments under the 12b-1 Plan. The ESS Board further noted that the AIT Board of Trustees will consider the approval of any future commencement of payments under the 12b-1 Plan.

The Experience and Expertise of the Investment Adviser. The ESS Board considered that Arrow is an investment adviser managing several ETFs and mutual funds, was formed in 2006, and that its key personnel have significant experience providing investment advisory services to ETFs.

Federal Income Tax Consequences. The ESS Board considered that the Reorganization is expected to qualify as a tax-free reorganization for federal income tax purposes and that shareholders of the Existing Fund are not expected to recognize any gain or loss upon receipt of shares of the New Fund in the Reorganization.

Other Alternatives. The ESS Board considered alternatives to the Reorganization that were identified by Exponential ETFs and the officers of ESS and discussed with counsel. In particular, the

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ESS Board considered that Exponential ETFs had stated its intention to wind down its advisory business and no longer serve as investment adviser to the Existing Fund, including in the event the ESS Board or Existing Fund shareholders declined to approve the Reorganization. The ESS Board noted that the proposed Reorganization was the only alternative presented that would enable shareholders to continue their investment exposure long-term and avoid the impact of a taxable liquidation of the Existing Fund. After considering the merits and viability of these other alternatives, the ESS Board agreed with the assessment that the possible alternatives were less desirable than the Reorganization.

Based on the foregoing, the ESS Board determined that the Reorganization as proposed by Exponential ETFs is the best alternative for the Existing Fund at this time and is in the best interests of the Existing Fund and its shareholders. The ESS Board approved the Reorganization, subject to approval by shareholders of the Existing Fund and the solicitation of the shareholders of the Existing Fund to vote “FOR” the approval of the Plan. These determinations were made on the basis of each Trustee’s business judgment after consideration of all of the factors taken as a whole, though individual Trustees may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

General Shareholder Rights

The following table provides an overview of the rights of shareholders of the Existing Fund and the New Fund. The table provides only a summary of certain rights of shareholders of the Existing Fund and the New Fund under their respective governing charter documents and by-laws, state law, and the 1940 Act, and is not a complete description of provisions contained in those sources. Shareholders should refer directly to the provisions of state law, the 1940 Act and rules thereunder for a more thorough description.

Existing Fund	New Fund
General	General
ESS is an open-end management investment company that was established as a statutory trust under Delaware law pursuant to a Certificate of Trust, dated February 9, 2012, and operates pursuant to an Agreement and Declaration of Trust, dated February 17, 2012, as may be amended from time to time.	AIT is an open-end management investment company that was established as a statutory trust under Delaware law pursuant to a Certificate of Trust, dated August 2, 2011, and operates pursuant to an Amended and Restated Agreement and Declaration of Trust, dated September 2, 2011, as may be amended from time to time.
Shares	Shares
ESS is authorized to issue an unlimited number of shares of beneficial interest, without par value, from an unlimited number of series. Shareholders have no preemptive or appraisal rights, and the trustees have authority to provide exchange rights. The assets and liabilities of a series belong only to that series.	AIT is authorized to issue an unlimited number of shares of beneficial interest, without par value, from an unlimited number of series. Shareholders have no preemptive or appraisal rights, and have no exchange rights. The assets and liabilities of a series belong only to that series.
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Voting Requirements	Voting Requirements
Each whole share shall be entitled to one vote and each fractional share shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of trustees. All shares of ESS entitled to vote on a matter shall vote separately by series (and, if applicable, by class). There are, however, two exceptions to voting by separate series (or classes). First, if the 1940 Act requires all Shares of the trust to be voted in the aggregate without differentiation between the separate series (or classes), then all ESS shares shall be entitled to vote on a one-vote-per-share basis. Second, if any matter affects only the interests of some but not all series (or classes), then, to the extent shareholders have the right to vote on such matter, only the shareholders of such affected series (or classes) shall be entitled to vote on the matter.	On any matters submitted to a vote of the shareholders, all shares of AIT then entitled to vote shall be voted in aggregate, except: (a) when required by the 1940 Act, shares shall be voted by individual series or class; (b) when the matter involves any action that the trustees have determined will affect only the interests of one or more series, then only shareholders of such series shall be entitled to vote thereon; and (c) when the matter involves any action that the trustees have determined will affect only the interests of one or more classes, then only the shareholders of such class or classes shall be entitled to vote thereon. A shareholder of each series or class thereof shall be entitled to one vote for each share of such series or class thereof on any matter on which such shareholder is entitled to vote. There shall be no cumulative voting in the election of trustees.
Shareholder Meetings	Shareholder Meetings
Meetings of the shareholders may be called by the trustees for (i) the purposes of electing trustees, (ii) such other purposes as may be prescribed by law or the trust’s principal documents, or (iii) the purposes of taking action upon any other matter deemed by the trustees to be necessary or desirable. Meetings of the shareholders shall be called by any trustee upon written request of shareholders holding, in the aggregate, not less than 10% of the shares, such request specifying the purpose or purposes for which such meeting is to be called.	AIT shall not be required to hold annual meetings, unless required by law. Special meetings of the shareholders of any series or class may be called by the secretary whenever ordered by the trustees, the chairperson or the president and shall be called by the secretary upon the written request of shareholders owning at least twenty-five percent (25%) (or 10% to the extent required by Section 16(a) of the 1940 Act) of the outstanding shares of such series or class entitled to vote.
Election of Trustees	Election of Trustees
Shareholders are entitled to elect trustees as required by the 1940 Act. Shareholders may call a meeting (as described above) to elect trustees.	Shareholders are not entitled to elect trustees except as required by the 1940 Act. Shareholders may call a meeting (as described above) to elect trustees.
Removal of Trustees	Removal of Trustees
Any trustee may be removed at any meeting of the shareholders by a vote of at least two-thirds of the outstanding shares.	Any trustee may be removed at any meeting of the shareholders by a vote of at least two-thirds of the outstanding shares.
Indemnification	Indemnification
Shareholders shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.	AIT will indemnify any shareholder or former shareholder of any series that is held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason.
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Amendments to Governing Documents	Amendments to Governing Documents
The trustees may amend the documents without a vote of shareholders.	The trustees may amend documents without a vote of shareholders, however shareholders have the right to vote on any amendment that is required to be approved by shareholders.
Termination or Reorganization of Trust	Termination or Reorganization of Trust
Shareholder approval is not required for termination or reorganization of the Trust, except as required by applicable federal and state law.	Shareholder approval is not required for termination or reorganization of the Trust, except as required by applicable federal and state law.
Shareholder Suits and Derivative Actions	Shareholder Suits and Derivative Actions
No shareholder of a series or a class may maintain a derivative action on behalf of ESS with respect to such series or class unless holders of at least ten percent (10%) of the outstanding shares of such series or class join in the bringing of such action.	No action may be brought by a shareholder on behalf of AIT unless shareholders owning no less than a majority of the then-outstanding Shares, or Series or Class thereof, join in the bringing of such action

VOTING MATTERS

General Information

This Proxy Statement is being furnished in connection with the solicitation of proxies by the ESS Board in connection with the Special Meeting to be held at 11:00 a.m. Central time on May 20, 2021, at the principal executive offices of U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202. This Proxy Statement, along with a Notice of the Special Meeting and a proxy card, is first being mailed to shareholders of the Existing Fund on or about May 5, 2021. It is expected that the solicitation of proxies will be by mail and telephone. The solicitation also may include facsimile, Internet, or oral communications. AST Fund Solutions, LLC has been retained to aid in the solicitation of proxies, at an anticipated cost of approximately $8,350, exclusive of printing costs.

The ESS Board has fixed the close of business on March 23, 2021 as the record date (the "Record Date") for determining the shareholders of the Existing Fund entitled to receive notice of the Special Meeting and to vote, and for determining the number of shares that may be voted, with respect to the Special Meeting or any adjournment thereof.

Voting Rights and Required Vote

Each shareholder of the Existing Fund is entitled to one vote for each full share held and fractional votes for fractional shares, if any. The holders of 1/3 of the outstanding shares of the Existing Fund entitled to vote at the Special Meeting, present in person or by proxy, shall constitute a quorum. The Reorganization can be approved only by the affirmative "vote of a majority of the outstanding voting securities" of the Existing Fund, as such phrase is defined in the 1940 Act. Assuming a quorum is present at the meeting, the "vote of a majority of the outstanding voting securities" means: the affirmative vote of the lesser of (i) 67% or more of the outstanding voting securities present at the meeting if more than 50% of the outstanding voting securities are present in person or by proxy or (ii) more than 50% of the outstanding voting securities. Approval of a proposal to adjourn the Special Meeting to solicit additional proxies if there are insufficient votes at the time of the meeting to approve the Reorganization requires a majority of the votes properly cast upon the question of adjournment, whether or not a quorum is present.

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If you wish to participate in the Special Meeting, you may submit the proxy card included with this Proxy Statement, or attend in person.

If the enclosed proxy card is properly executed and returned in time to be voted at the Special Meeting, the proxies named therein will vote the shares of beneficial interest represented by the proxy in accordance with the instructions marked on the returned proxy card. Proxies that are properly executed and returned but are not marked with voting instructions will be voted FOR the proposed Reorganization and FOR any other matters deemed appropriate. It is not anticipated that any matters other than the approval of the Reorganization will be brought before the Special Meeting. Should other business properly be brought before the Special Meeting, it is intended that the accompanying proxies will be voted in accordance with the judgment of the persons named as such proxies.

Proxies may be revoked by executing and delivering a later-dated signed proxy to the secretary of ESS at the address set forth on the cover page of this Proxy Statement, or by attending the Special Meeting in person and voting your shares. Unless revoked, all valid proxies will be voted in accordance with the specifications thereon.

Shares as to which a proxy card is returned by a shareholder but which is marked “abstain” or “withhold” on the proposal will be included in the Existing Fund’s tabulation of the total number of votes present for purposes of determining a quorum and will be treated as votes against the proposal. “Broker non-votes” (i.e. shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will not be treated as present for purposes of determining a quorum or as votes cast. Under the rules of the New York Stock Exchange (“NYSE”), if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder's rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power. As a result, these shares also will be treated as broker non-votes for purposes of proposals that may “affect substantially” a shareholder's rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of the special meeting). The NYSE considers the proposal to be voted upon at the Meeting to be a non-routine matter that affects substantially a shareholder’s rights or privileges. Consequently, brokers holding shares of the Existing Fund on behalf of clients may not vote absent instructions from the beneficial owners of the shares, and absent instructions, these shares will be treated as broker non-votes.

If shareholders of the Existing Fund do not approve the Reorganization, the ESS Board may consider possible alternative arrangements in the best interests of the Existing Fund and its Shareholders, including potential liquidation of the Existing Fund.

A shareholder of the Existing Fund who objects to the proposed Reorganization will not be entitled under either Delaware law to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Reorganization as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes.

ESS does not hold annual shareholder meetings. If the Reorganization is not approved, shareholders wishing to submit proposals to be considered for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of ESS at the address set forth on the cover of this Proxy Statement so that they will be received by ESS in a reasonable period of time prior to that meeting.

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ESS intends to hold the Special Meeting in person. However, ESS is sensitive to the public health and travel concerns its shareholders may have and recommendations that public health officials may issue in light of the evolving COVID-19 pandemic. As a result, ESS may impose additional procedures or limitations on Special Meeting attendees or may decide to hold the Special Meeting in a different location or solely by means of remote communication. ESS plans to announce any such updates on our proxy website https://vote.proxyonline.com/etfss/docs/rvrs.pdf, and ESS encourages shareholders to check this website prior to the Special Meeting if a shareholder plans to attend.

Record Date and Outstanding Shares

Only shareholders of record of the Existing Fund at the close of business on the Record Date are entitled to notice of and to vote at the Special Meeting and any postponement or adjournment thereof. Shareholders will be entitled to cast one vote for each full share and a fractional vote for each fractional share, if any, of the Existing Fund that they hold as of the Record Date. At the close of business on the Record Date, there were 850,000 shares outstanding and entitled to vote.

The votes of the shareholders of the New Fund are not being solicited because their approval or consent is not necessary for the approval of the Reorganization. At the close of business on the Record Date, there were no New Fund shares outstanding.

Share Ownership

As of the date of this Proxy Statement, the New Fund had no shares outstanding. Although ESS does not have information concerning the beneficial ownership of shares held in the names of Depository Trust Company participants (“DTC Participants”), as of the Record Date, the name and percentage ownership of each DTC Participant that owned 5% or more of the outstanding shares of the Existing Fund is set forth in the table below. Shareholders having more than 25% beneficial ownership of the Existing Fund’s outstanding shares may be in control of the Existing Fund and be able to affect the outcome of certain matters presented for a vote of shareholders. As of the Record Date, the Trustees and officers of ESS owned less than 1% of the outstanding shares of the Existing Fund.

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	50.14%	Record
U.S. Bank N.A. 800 Nicollet Mall Minneapolis, MN 55402	24.01%	Record
National Financial Services, LLC 200 Liberty Street New York, NY 10281	7.12%	Record

SHAREHOLDER INQUIRIES

Shareholder inquiries may be addressed to ESS at 615 East Michigan Street, Milwaukee, Wisconsin 53202 and by calling (800) 617-0004.

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SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING ARE REQUESTED TO VOTE BY MAIL, TELEPHONE OR INTERNET. INFORMATION ON THE VARIOUS MANNERS OF VOTING ARE SET FORTH IN THE ENCLOSED PROXY CARD.

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APPENDIX A

AGREEMENT AND PLAN OF REORGANIZATION

This AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”), is made as of April 27, 2021 by and between Arrow Investments Trust (“AIT”), a statutory trust created under the laws of the State of Delaware, with its principal place of business at 6100 Chevy Chase Drive, Suite 100, Laurel, Maryland 20707, on behalf of its investment portfolio, Arrow Reverse Cap 500 ETF (the “Acquiring Fund”), and ETF Series Solutions (“ESS”), a statutory trust created under the laws of the State of Delaware, with its principal place of business at 615 East Michigan Street, Milwaukee, Wisconsin 53202, on behalf its investment portfolio, Reverse Cap Weighted U.S. Large Cap ETF (the “Acquired Fund”). Other than the Acquiring Fund and the Acquired Fund, no other series of either AIT or ESS are parties to this Agreement. Arrow Investment Advisors, LLC (“Arrow”), a Delaware limited liability company, joins this Agreement solely for the purposes of Sections 3.2, 7.4, 8.3, 9.2 and 10.2. CSat Investment Advisory, L.P., d/b/a Exponential ETFs (“Exponential ETFs”), a Delaware limited partnership, joins this Agreement solely for the purposes of Sections 8.3, 9.2 and 10.2.

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated under Section 368 of the Code. The reorganization (“Reorganization”) will consist of (i) the transfer of all of the assets, property and goodwill as set forth in Section 1.2 of this Agreement (“Assets”) of the Acquired Fund in exchange solely for voting shares of beneficial interest, no par value per share, of the Acquiring Fund (“Acquiring Fund Shares”); (ii) the assumption by the Acquiring Fund of the Obligations (as hereinafter defined) of the Acquired Fund; and (iii) the distribution, after the closing date provided in Section 3.1 (the “Closing Date”), of Acquiring Fund Shares and the termination, dissolution and complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement. The Acquiring Fund is a shell series, without assets or liabilities, created for the purpose of acquiring the Assets and Obligations (as defined below) of the Acquired Fund.

The parties hereto therefore covenant and agree as follows:

1.	TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND ASSUMPTION BY THE ACQUIRING FUND OF OBLIGATIONS AND LIQUIDATION OF THE ACQUIRED FUND.
1.1	Subject to the terms and conditions hereof and on the basis of the representations and warranties contained herein:
(a)	ESS, on behalf of the Acquired Fund, agrees to assign, convey, deliver and otherwise transfer to the Acquiring Fund, and AIT, on behalf of the Acquiring Fund, will acquire, on the Closing Date, all of the Assets of the Acquired Fund, as set forth in Section 1.2.
(b)	AIT, on behalf of the Acquiring Fund, shall, on the Closing Date, (i) issue and deliver to the Acquired Fund the number of Acquiring Fund Shares determined by dividing (A) the amount of the assets of the Acquired Fund attributable to the Acquiring Fund Shares, less the amount of the liabilities of the Acquired Fund attributable to such shares, computed in the manner and as of the time and date
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set forth in Section 2.2, by (B) the net asset value of one Acquiring Fund Share, computed in the manner set forth in Section 2.3, and (ii) assume, with respect to the Acquiring Fund, all of the Acquired Fund’s liabilities and obligations (the “Obligations”). Such transactions shall take place at the closing provided for in Section 3 (the “Closing”). The Acquired Fund shall use its best efforts to discharge all of its Obligations prior to the Closing consistent with its obligation to continue to pursue its investment objective and strategies in accordance with the terms of its prospectus and to continue to manage the day-to-day operations of the Acquired Fund without disruption to shareholders.

(c)	Upon consummation of the transactions described in subsections (a) and (b) above, the Acquired Fund in complete liquidation shall distribute to its shareholders of record as of the Closing Date the Acquiring Fund Shares received by it. Each shareholder of the Acquired Fund shall be entitled to receive that number of Acquiring Fund Shares equal to the value of the Acquired Fund shares immediately prior to the Closing.
1.2	The Assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all cash, securities, commodities and futures interests, dividends and all receivables for shares sold and all other Assets which are owned by the Acquired Fund on the Closing Date. The Acquired Fund will use commercially reasonable efforts to identify and discharge all of its accrued fees and expenses and payables for securities transactions (consistent with its obligation to continue to pursue its investment objective and strategies in accordance with the terms of its prospectus) or for share redemptions prior to the Closing Date.
1.3	As provided in Section 3.4, as soon after the Closing Date as is conveniently practicable, ESS agrees that the Acquired Fund will liquidate and distribute to its shareholders of record the Acquiring Fund Shares received by the Acquired Fund as contemplated by Section 1.1 (such date, the “Liquidation Date”). Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of Acquired Fund shareholders and representing the respective number of Acquiring Fund Shares due to such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing the Acquiring Fund Shares in connection with such exchange.
1.4	As soon as practicable after the Closing Date, ESS agrees that the Acquired Fund shall make all filings and take all other steps as shall be necessary and proper to effect its complete liquidation, dissolution and termination of its registration with the Securities and Exchange Commission (the “Commission”) and the Cboe BZX Exchange, Inc. ESS further agrees that any reporting responsibility relating to such liquidation of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Commission, any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of ESS and the Acquired Fund, up to and including the Closing Date and thereafter.
1.5	Any and all obligations or liabilities arising under or in respect of this Agreement with respect to the Acquired Fund or the Acquiring Fund shall be those of the Acquired Fund
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or the Acquiring Fund, as the case may be, and shall not otherwise be obligations or liabilities of ESS or AIT generally, and, for clarity, under no circumstances will any other series of ESS or AIT have any obligation or liability under or in respect of this Agreement or the transactions contemplated hereby. For the avoidance of doubt, ESS shall be responsible for filing and delivering to shareholders the Acquired Fund’s Semi-Annual Report to Shareholders for the fiscal period ended March 31, 2021.

2.	VALUATION.
2.1	On the Closing Date, the Acquiring Fund will deliver to the Acquired Fund a number of Acquiring Fund Shares determined as provided in Section 1.
2.2	The value of the Acquired Fund’s Assets and liabilities to be acquired by the Acquiring Fund shall be computed using the valuation procedures of ESS adopted by the Board of Trustees of ESS (the “ESS Board”) in effect as of the Closing Date, or such other valuation procedures as shall be mutually agreed upon by the parties, as of the close of regular trading on the New York Stock Exchange, on the business day immediately preceding the Closing Date, or such earlier date as may be mutually agreed upon in writing by the parties hereto (the “Valuation Date”), unless any event set forth in Section 3.3 hereof occurs, in which case the Valuation Date shall be postponed as provided for in Section 3.3.
2.3	The net asset value per share of Acquiring Fund Shares shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures of AIT adopted by the Board of Trustees of AIT (the “AIT Board”) (in effect as of the Closing Date) or such other valuation procedures as shall be mutually agreed upon by the parties.
2.4	AIT agrees that the Acquiring Fund shall issue Acquiring Fund Shares to the Acquired Fund on one share deposit receipt registered in the name of the Acquired Fund. The Acquired Fund shall distribute in liquidation the Acquiring Fund Shares received by it hereunder to its shareholders as contemplated by Section 1.1, by redelivering such share deposit receipt to AIT’s transfer agent which will as soon as practicable open accounts for Acquired Fund shareholders.
2.5	The Acquired Fund will pay or cause to be paid to the Acquiring Fund any interest, cash or such dividends, rights and other payments received by it on or after the Closing Date with respect to the Investments (as defined below) and other properties and assets of the Acquired Fund, whether accrued or contingent, received by it on or after the Closing Date. Any such distribution shall be deemed included in the Assets transferred to the Acquiring Fund at the Closing Date and shall not be separately valued, unless the securities in respect of which such distribution is made shall have gone “ex” prior to the Valuation Date, in which case any such distribution which remains unpaid at the Closing Date shall be included in the determination of the value of the Assets of the Acquired Fund acquired by the Acquiring Fund.
3.	CLOSING AND CLOSING DATE.
3.1	The Closing Date shall be on or about May 24, 2020 or any such other date as the parties may agree. The Closing shall be effective as of 9:30 a.m. Eastern time on the
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Closing Date for all accounting, tax and other financial reporting purposes. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately prior to the opening of regular trading on the Cboe BZX Exchange, Inc. on the Closing Date, unless otherwise agreed to by the parties.

3.2	On the Closing Date, the portfolio securities of the Acquired Fund and all its cash shall be delivered by ESS to Brown Brothers Harriman & Co., the custodian for the Acquiring Fund (the “Custodian”) for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department’s book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the Investment Company Act of 1940, as amended (the “1940 Act”). The cash delivered shall be transferred to the account of the Acquiring Fund at the Custodian in a manner acceptable to AIT. Arrow shall be responsible for paying any and all necessary taxes in connection with the delivery of the Assets, including all applicable federal, state and foreign stock transfer stamps and/or financial transaction taxes. Neither ESS nor the Acquired Fund shall be responsible for the payment of any such taxes or fees.
3.3	In the event that on the Valuation Date (a) the New York Stock Exchange, shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on the New York Stock Exchange, or elsewhere shall be disrupted, in a manner set forth in the Acquired Fund’s then current prospectus, so that accurate appraisal of the values of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days after the original Valuation Date, this Agreement may be terminated by either of AIT or ESS upon the giving of written notice to the other party.
3.4	On the Closing Date, the Acquiring Fund Shares issuable pursuant to Section 1.1 shall promptly be credited by the Acquiring Fund to the Acquired Fund’s account on the books of the Acquiring Fund.
3.5	At the Closing, each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by Section 1.
4.	REPRESENTATIONS AND WARRANTIES.
4.1	Representations and Warranties of ESS, on behalf of the Acquired Fund. ESS, on behalf of the Acquired Fund, represents and warrants the following to AIT as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:
(a)	ESS is a statutory trust created under the laws of the State of Delaware.
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(b)	The Acquired Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted and meets the definition of “exchange-traded fund” as defined in Rule 6c-11 under the 1940 Act.
(c)	ESS is duly registered under the 1940 Act as a management company of the open-end type and the issued and outstanding shares of the Acquired Fund have been duly registered under the Securities Act of 1933, as amended (the “1933 Act”), and such registrations have not been revoked or rescinded and are in full force and effect.
(d)	The Acquired Fund is a separate series of ESS duly constituted in accordance with the applicable provisions of the Declaration of Trust of ESS and the 1940 Act and other applicable law.
(e)	The Acquired Fund is not in violation in any material respect of any material provisions of ESS’s Declaration of Trust or code of regulations or any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which the Acquired Fund or its assets are bound, and the execution, delivery and performance of this Agreement will not result in any such violation.
(f)	The Acquired Fund’s current prospectus and statement of additional information (collectively, as amended or supplemented from time to time, the “Acquired Fund Prospectus”) conforms in all material respects to the applicable requirements of the 1933 Act, the 1940 Act and the rules and regulations of the Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact relating to any of ESS or the Acquired Fund required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.
(g)	At the Closing Date, the Acquired Fund will have good and marketable title to its Assets to be transferred to the Acquiring Fund pursuant to Section 1.2.
(h)	Except as has been disclosed on Schedule II, if applicable, no material litigation, administrative or other proceedings or investigation is presently pending or, to the knowledge of ESS or the Acquired Fund, threatened against the Acquired Fund or any of its properties or assets or any person whom the Acquired Fund may be obligated directly or indirectly to indemnify in connection with such litigation, proceedings or investigation, and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby and ESS agrees to provide a representation letter to that effect.
(i)	Since the last day of the Acquired Fund’s most recently completed fiscal year, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business (other than changes caused by changes in market conditions generally or those occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness (other than in the ordinary course of business). For the purposes of this subparagraph (i), (i)
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distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business and (ii) the effects of investment underperformance, negative investment performance or net redemptions shall not, individually or in the aggregate, be deemed to give rise to any such change.

(j)	(A) All federal, state, foreign and other returns, dividend and information reporting forms and other Tax (as defined below) related reports of the Acquired Fund required by applicable law to have been filed by or with respect to the Acquired Fund on or prior to the Closing Date have been or shall be filed in a timely manner, or in the case of reporting organizational actions affecting the basis of securities, timely posted in an area of a public website dedicated to this purpose, and are or will be true, correct and complete as of the time of their filing in all respects and accurately state the amount of Tax (if any) owed for the periods covered by such returns, forms and reports, or, in the case of dividend and information reporting forms, the amount and character of income or other information required to be reported by the Acquired Fund, (B) all Taxes shown as due or required to be shown as due on such returns, forms and reports, or any other Taxes due, and any interest and/or penalties, shall have been paid or provision shall have been made on the Acquired Fund’s books for the payment thereof, (C) the Acquired Fund is not under audit and no assessment for Taxes or other amounts has been proposed or asserted in writing with respect to Acquired Fund, (D) there are no known actual or proposed deficiency assessments with respect to any Taxes payable by the Acquired Fund, (E) there are no levies, liens or encumbrances relating to Taxes existing, threatened or pending with respect to the assets of the Acquired Fund, (F) the amounts set up as provisions for Taxes in the books and records of the Acquired Fund as of the close of business on the Valuation Date will, to the extent required by generally accepted accounting principles, be sufficient for the payment of all Taxes of any kind, whether accrued, due, absolute, contingent or otherwise, which were or which may be payable by the Acquired Fund for any periods or fiscal years prior to and including the close of business on the Valuation Date, including, but not limited to, all Taxes imposed before or after the close of business on the Valuation Date that are attributable to any such period or fiscal year, and (G) the Acquired Fund has complied with the requirements for collection and maintenance of Forms W-9 and/or Forms W-8, as applicable, and its obligations as a withholding agent. As used in this Agreement, “Tax” or “Taxes” means all federal, state, local and foreign (whether imposed by a country or political subdivision or authority thereunder) income, gross receipts, excise, sales, use, value added, employment, franchise, profits, property, ad valorem, fees, assessments, charges or other taxes, stamp taxes and duties, whether payable directly or by withholding, together with any interest and any penalties, additions to tax or additional amounts imposed by any taxing authority (foreign or domestic) with respect thereto.
(k)	The Acquired Fund has elected to be treated as a “regulated investment company” (“RIC”) under Part I of Subchapter M of Chapter 1 of Subtitle A of the Code. The Acquired Fund is a “fund” as defined in Section 851(g) of the Code,
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has qualified, or will qualify, for all taxable years since inception as a RIC, and has complied or will comply in all material respects with all provisions of applicable law necessary to preserve and retain such qualification and will continue to so qualify at all times through the Closing Date.

(l)	The authorized capital of ESS consists of an unlimited number of shares of beneficial interest, no par value, of such number of different series as the Trustees of ESS may authorize from time to time. The outstanding shares of beneficial interest of the Acquired Fund as of the Closing Date will be held of record by the persons and in the amounts set forth in the list provided by ESS or its designated agent to AIT or its designated agent pursuant to Section 3.4. All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, validly issued, fully paid and non-assessable (except as set forth in the Acquired Fund Prospectus) by ESS, and will have been issued in material compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of the Acquired Fund are outstanding.
(m)	The Acquired Fund’s investment operations, from inception to the date hereof, have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquired Fund Prospectus, as in effect from time to time, except, if applicable, as previously disclosed in writing to AIT and attached hereto.
(n)	The execution, delivery and performance of this Agreement have been duly authorized by the Trustees of ESS and by all other necessary action on the part of ESS and the Acquired Fund, other than shareholder approval as required by Section 8.1 hereof. Subject to shareholder approval as required by Section 8.1 hereof, this Agreement constitutes the valid and binding obligation of ESS, on behalf of the Acquired Fund, enforceable against ESS and the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.
(o)	Any information provided in writing by ESS in respect of the Acquired Fund or by the Acquired Fund for use, to the extent applicable, in the proxy statement of the Acquired Fund (the “Prospectus/Proxy Statement”), to be included in a Registration Statement on Form N-14 of AIT (the “Registration Statement”), does not, and from the date provided through and until the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, provided, however, that the representations and warranties of this Subsection shall not apply to statements or omissions from the Prospectus/Proxy Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein.
(p)	No consent, approval, authorization or order of any court or governmental authority is required for the consummation by ESS, on behalf of the Acquired
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Fund, of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act, the rules and/or regulations of the Cboe BZX Exchange, Inc., and/or state securities or Blue Sky laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico).

(q)	As of the Closing Date, ESS and the Acquired Fund will have full right, power and authority to sell, assign, transfer and deliver the Investments and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities as contemplated by this Agreement, the Acquiring Fund will acquire the Investments and any such other assets subject to no encumbrances, liens or security interests in favor of any third party creditor of the Acquired Fund, and without any restrictions upon the transfer thereof, other than such restrictions as might arise under the 1933 Act or which were previously disclosed to and accepted by the Acquiring Fund. As used in this Agreement, the term “Investments” shall mean the Acquired Fund’s investments shown on the schedule of its portfolio investments as of December 31, 2020, as supplemented with such changes as Acquired Fund shall make after December 31, 2020, which changes shall be disclosed to AIT and the Acquiring Fund in an updated schedule of investments, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Closing Date.
(r)	The books and records of the Acquired Fund, including FASB ASC 740-10-25 (formerly FIN 48) workpapers and supporting statements, made available to AIT and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquired Fund.
(s)	To the best of ESS’s and the Acquired Fund’s knowledge and without independent investigation, all of the issued and outstanding shares of the Acquired Fund shall have been offered for sale and sold in material conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Acquired Fund has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in material conformity with such laws. There have been no known miscalculations of the net asset value of the Acquired Fund or the net asset value per share of the Acquired Fund which would have a material adverse effect on the Acquired Fund at the time of this Agreement or on the Acquired Fund’s Assets at the time of this Agreement.
(t)	The Acquired Fund will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the Treasury Regulations thereunder.
(u)	The Acquired Fund has not been granted any waiver, extension, or comparable consent regarding the application of the statute of limitations with respect to any Taxes or Tax return that is outstanding, nor has any request for such waiver or consent been made with respect to any such Taxes or Tax return.
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(v)	Neither ESS nor the Acquired Fund is under the jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.
(w)	The Acquired Fund has not changed its taxable year end since its inception, nor does it intend to change its taxable year end prior to the Closing.
(x)	Neither ESS nor the Acquired Fund has received written notification from any taxing authority that asserts a position contrary to any of the above representations.
4.2	Representations and Warranties of AIT, on behalf of the Acquiring Fund. AIT, on behalf of the Acquiring Fund, represents and warrants the following to the Acquired Fund and ESS as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:
(a)	AIT is a statutory trust created under the laws of the State of Delaware and is validly existing and in good standing under the laws of that State.
(b)	The Acquiring Fund has all necessary federal, state and local authorizations to carry on its business.
(c)	AIT is duly registered under the 1940 Act as a management company of the open-end type and the issued and outstanding shares of the Acquiring Fund have been or will be duly registered under the 1933 Act, and such registrations have not been revoked or rescinded and are in full force and effect.
(d)	As of the Closing Date, the Acquiring Fund will be a separate series of AIT duly constituted in accordance with the applicable provisions of the Declaration of Trust of AIT and the 1940 Act and other applicable law.
(e)	As of the Closing Date, the Acquiring Fund will not be in violation in any material respect of any material provisions of AIT’s Declaration of Trust or bylaws or any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund or its assets are bound, and the execution, delivery and performance of this Agreement will not result in any such violation.
(f)	As of the Closing Date, the Acquiring Fund’s current prospectus and statement of additional information (collectively, the “Acquiring Fund Prospectus”) will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact relating to AIT or the Acquiring Fund required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.
(g)	Except as has been disclosed on Schedule III, if applicable, no material litigation, administrative or other proceedings or investigation is presently pending or, to the knowledge of AIT or the Acquiring Fund, threatened as to the Acquiring Fund or any of their respective properties or assets or any person whom the Acquiring
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Fund may be obligated directly or indirectly to indemnify in connection with such litigation, proceedings or investigation, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

(h)	Immediately prior to the Closing Date, the Acquiring Fund will have no assets or liabilities, contingent or otherwise and will have not conducted any investment operations.
(i)	The Acquiring Fund was established in order to effect the transactions described in this Agreement. The Acquiring Fund has not yet filed its first federal income tax return and thus has not yet elected to be treated as a RIC for federal income tax purposes. However, upon filing its first federal income tax return following the completion of its first taxable year, the Acquiring Fund will elect to be a RIC and, from the beginning of its first taxable year, will take all steps necessary to ensure that it qualifies and will be treated as a “regulated investment company” under Sections 851 and 852 of the Code.
(j)	The authorized capital of AIT consists of an unlimited number of shares of beneficial interest, no par value, of such number of different series as the AIT Board may authorize from time to time. All issued and outstanding shares of the Acquiring Fund, including the Acquiring Fund Shares issued hereunder, are, and at the Closing Date will be, validly issued, fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by AIT, and will have been issued in material compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of the Acquiring Fund are outstanding.
(k)	On the Closing Date, the Acquiring Fund will be a newly created series of AIT, without assets or liabilities, formed for the sole purpose of receiving the Assets, and assuming the Obligations of, the Acquired Fund in connection with the Reorganization and will not carry on any business activities (other than such activities as are customary to the organization of a new series of a registered investment company prior to its commencement of investment operations). Accordingly, the Acquiring Fund has not prepared books of account and related records or financial statements, or issued any shares except those issued in a private placement to an affiliate of the Acquiring Fund to secure any required initial shareholder approvals.
(l)	The execution, delivery and performance of this Agreement have been duly authorized by the AIT Board and by all other necessary action on the part of AIT and the Acquiring Fund and constitutes the valid and binding obligation of the Acquiring Fund enforceable against AIT and the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.
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(m)	As of the effective date of the Registration Statement, through and until the Closing Date, the Prospectus/Proxy Statement, including the documents contained or incorporated therein by reference, insofar as it relates to AIT and the Acquiring Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, provided, however, that the representations and warranties of this Subsection shall not apply to statements or omissions made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein.
(n)	All books and records of the Acquiring Fund made available to ESS and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquiring Fund.
(o)	No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, the rules and/or regulations of the Cboe BZX Exchange, Inc., and/or state securities or Blue Sky laws.
5.	COVENANTS OF THE PARTIES.
5.1	ESS covenants that the Acquired Fund will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include purchases and sales of portfolio securities, creation and redemption transactions of the Acquired Fund shares with Authorized Participants, and regular and customary periodic dividends and distributions. AIT covenants that Acquiring Fund will not carry on any business activities between the date hereof and the Closing Date (other than such activities as are customary to the organization of a new registered investment company prior to its commencement of operations, including holding and redeeming the initial investment of the initial shareholder of the Acquiring Fund prior to the Closing Date).
5.2	ESS will either call a meeting of shareholders for the Acquired Fund to be held prior to the Closing Date to consider and act upon this Agreement and the transactions contemplated herein, including the liquidation of the Acquired Fund, or solicit the written consent of the shareholders with respect to such transaction and take all other reasonable action necessary to obtain the required shareholder approval of the transaction contemplated hereby.
5.3	In connection with the Acquired Fund shareholders’ meeting or written consent, as the case may be, referred to in Section 5.2, AIT will prepare the Registration Statement and Prospectus/Proxy Statement for such meeting, which AIT will file for registration under the 1933 Act of the Acquiring Fund Shares to be distributed to the Acquired Fund’s shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act and the 1940 Act, provided, however, that neither AIT nor the Acquiring Fund shall be responsible for the accuracy or completeness of information relating to ESS or the Acquired Fund that was furnished by ESS or the Acquired Fund for use therein.
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5.4	Each of ESS, the Acquired Fund, AIT and the Acquiring Fund will cooperate with the others, and each will furnish to the others the information relating to itself required by the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder to be set forth in the Registration Statement, including the Prospectus/Proxy Statement. Without limiting the foregoing, ESS and the Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of Acquired Fund shares.
5.5	Subject to the provisions of this Agreement, ESS, the Acquired Fund, AIT and the Acquiring Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things, reasonably necessary, proper or advisable to cause the conditions to the other parties’ obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.
5.6	ESS will at the Closing Date provide AIT with:
(a)	A statement of the respective adjusted tax basis of all Assets to be transferred by the Acquired Fund to the Acquiring Fund;
(b)	A copy of any other Tax books and records of the Acquired Fund necessary for purposes of preparing any Tax returns, schedules, forms, statements or related documents (including but not limited to any income, excise or information returns, as well as any transfer statements (as described in Sections 1.6045A-1 and 1.6045B-1(a) of the Treasury Regulations) required by law to be filed by Acquiring Fund after the Closing;
(c)	All FASB ASC 740-10-25 (formerly, FIN 48) work papers and supporting statements pertaining to the Acquired Fund.
(d)	A management representation letter directed to, and in the form and manner acceptable to, AIT and its independent registered public accounting firm, BBD LLP (“BBD”), covering the period from the end of the Acquired Fund most recent fiscal year end through the Closing Date, for the purposes of permitting AIT to issue its own management representation letter to BBD, in connection with the audit of the Acquiring Fund’s financial statements.
(e)	A letter from counsel directed to, and in the form and manner acceptable to, AIT and BBD, that confirms (i) such party has no knowledge of any litigation, claim, or assessment against the Acquired Fund from the date of the Acquired Fund’s most recent fiscal year end through the Closing Date, that constitutes a loss contingency (as defined by ASC 450 Contingencies) that is required to be disclosed or recorded in the Acquired Fund’s financial statements; and, (ii) there has been no knowledge of or advice given to the Acquired Fund related to the existence of any unasserted claim that is material to the presentation of such fund’s financial statements and which, in such counsel’s opinion, is probably or reasonably possible of assertion and should be so recorded or disclosed in accordance with ASC 450.
5.7	As promptly as practicable, but in any case within sixty days after the Closing Date, the Acquired Fund shall furnish the Acquiring Fund, in such form as is reasonably
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satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be certified by ESS’s President and Treasurer.

5.8	The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or Blue Sky laws as it may deem appropriate in order to continue its operations after the Closing Date.
5.9	ESS shall cause the liquidation and termination of the Acquired Fund to be effected in the manner provided in ESS’s Declaration of Trust and By-Laws in accordance with applicable law and, on and after the Closing Date, the Acquired Fund shall not conduct any business except in connection with its liquidation and termination.
5.10	ESS shall timely file or cause to be timely filed all Tax returns required to be filed (including extensions) with respect to the Acquired Fund for tax periods ending on or before the Closing Date, and AIT shall timely file or cause to be timely filed all Tax returns required to be filed with respect to the Acquired Fund and any Tax returns required to be filed with respect to the Acquiring Fund for any period ending after the Closing Date; provided, however, ESS shall file with the relevant taxing authorities, and make available to AIT, on or before March 31, 2021, all income Tax returns (e.g., Form 1120-RIC) required to be filed by the Acquired Fund for their fiscal year ended 2020.
5.11	ESS and the Acquired Fund will not acquire Acquiring Fund Shares with a view towards distribution of such shares other than to the shareholders of the Acquired Fund.
5.12	[Reserved].
5.13	The Acquiring Fund will advise the Acquired Fund promptly if at any time prior to the Closing Date the Acquiring Fund becomes aware that the assets of the Acquired Fund include any securities which the Acquiring Fund is not permitted to acquire.
6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF AIT AND THE ACQUIRING FUND.

The respective obligations of AIT and the Acquiring Fund to complete the transactions provided for herein with respect to the Reorganization shall be subject, at their election, to the performance by ESS, on behalf of itself and the Acquired Fund, of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions with respect to the Reorganization:

6.1	ESS, on behalf of the Acquired Fund, shall have delivered to AIT a certificate executed on its behalf by ESS’s President or any Vice President and its Treasurer or any Assistant Treasurer, in form and substance reasonably satisfactory to AIT and dated as of the Closing Date, to the effect that the representations and warranties of ESS and the Acquired Fund made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that ESS and the Acquired Fund have complied in all material respects with all the covenants and agreements and satisfied all of the
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conditions on the parts to be performed or satisfied in all material respects by them under this Agreement at or prior to the Closing Date.

6.2	ESS shall have furnished to AIT (i) a statement of the Acquired Fund’s assets and liabilities, with values determined as provided in Section 2 of this Agreement, together with a list of Investments with their respective tax costs, all as of the Valuation Date, and (ii) a certificate of ESS’s President or any Vice President and Treasurer or any Assistant Treasurer, dated the Closing Date, to the effect that as of the Valuation Date and as of the Closing Date there has been no material adverse change in the financial position of the Acquired Fund since the last day of the Acquired Fund’s most recently completed fiscal year (other than changes caused by changes in market conditions generally and those occurring in the ordinary course of business).
6.3	ESS shall have furnished to AIT a certificate, signed on its behalf by the President or any Vice President and the Treasurer or any Assistant Treasurer of ESS, as to the adjusted tax basis in the hands of the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement, together with any such other evidence as to such adjusted tax basis as the Acquiring Fund may reasonably request within a reasonable time prior to the Closing Date.
6.4	ESS’s custodian shall have delivered to AIT a certificate identifying all of the assets of the Acquired Fund held by such custodian as of the Valuation Date.
6.5	AIT, on behalf of the Acquiring Fund or its designated agent, shall have received from ESS a record specifying the number of shares of the Acquired Fund outstanding as of the Valuation Date.
6.6	AIT shall have received a favorable opinion of counsel to ESS, with respect to the Acquired Fund for the transactions contemplated hereby, dated the Closing Date, with such assumptions and limitations as shall be in the opinion of counsel appropriate to render the opinions expressed therein, and in a form satisfactory to AIT, substantially to the following effect:
(a)	ESS is a statutory trust validly existing and in good standing under the laws of the State of Delaware, and the Acquired Fund is a separate series of ESS duly constituted under the Declaration of Trust and By-Laws of ESS.
(b)	The Agreement has been duly authorized, executed and delivered by ESS, on behalf of the Acquired Fund, and assuming due authorization, execution and delivery by the other parties thereto, constitutes the valid and binding obligation of the Acquired Fund, enforceable against ESS and the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.
(c)	To the knowledge of such counsel, under the laws of the State of Delaware and the federal laws of the United States, no consent, approval, license or exemption by, or order or authorization of, or filing, recording or registration with, any governmental authority is required to be obtained by ESS or the Acquired Fund in connection with the execution and delivery of the Agreement or the
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consummation of the Reorganization, except (i) such as have been obtained or made prior to the date hereof or (ii) such as may be required under state securities or Blue Sky laws (as to which counsel to ESS expresses no opinion).

(d)	The execution and delivery of this Agreement by ESS, on behalf of the Acquired Fund, did not, and the performance by ESS and the Acquired Fund of their obligations hereunder will not, violate ESS’s Declaration of Trust, By-Laws, or any material contract of ESS listed in the Acquired Fund’s current registration statement.
7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF ESS AND THE ACQUIRED FUND.

The respective obligations of ESS and Acquired Fund to complete the transactions provided for herein with respect to the Reorganization shall be subject, at its election, to the performance by AIT, on behalf of itself and the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions with respect to the Reorganization:

7.1	AIT shall have delivered to ESS a certificate executed on its behalf by AIT’s President or any Vice President and its Treasurer or any Assistant Treasurer, in form and substance satisfactory to ESS and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that AIT has complied in all material respects with all the covenants and agreements and satisfied all of the conditions to be performed or satisfied in all material respects by it under this Agreement at or prior to the Closing Date.
7.2	AIT, on behalf of the Acquiring Fund, shall have executed and delivered to ESS an Assumption of Liabilities dated as of the Closing Date pursuant to which the Acquiring Fund will assume all of the Obligations of the Acquired Fund existing at the Valuation Date in accordance with Section 1 hereof in connection with the transactions contemplated by this Agreement.
7.3	ESS shall have received a favorable opinion of counsel to AIT, with respect to the Acquiring Fund, for the transactions contemplated hereby, dated the Closing Date, with such assumptions and limitations as shall be in the opinion of counsel appropriate to render the opinions expressed therein, and in a form satisfactory to ESS, substantially to the following effect:
(a)	AIT is a statutory trust validly existing and in good standing under the laws of the State of Delaware, and the Acquiring Fund is a separate series of AIT duly constituted under the Declaration of Trust and Bylaws of AIT.
(b)	The Agreement has been duly authorized, executed and delivered by AIT, on behalf of the Acquiring Fund, and assuming due authorization, execution and delivery by the other parties thereto, constitutes the valid and binding obligation of the Acquiring Fund, enforceable against AIT and the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy,
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insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.

(c)	Assuming that consideration therefor of not less than the net asset value thereof has been paid, the shares of the Acquiring Fund to be issued and delivered to the Acquired Fund on behalf of the shareholders of the Acquired Fund as provided by the Agreement are duly authorized and, upon such issuance and delivery, will be validly issued and outstanding and fully paid and nonassessable shares of beneficial interest in the Acquiring Fund (except as described in the Registration Statement), and no shareholder of the Acquiring Fund has any preemptive right to subscription or purchase in respect thereof pursuant to the laws of the State of Delaware and the federal laws of the United States or AIT’s Declaration of Trust or Bylaws.
(d)	To the knowledge of such counsel, under the laws of the State of Delaware and the federal laws of the United States, no consent, approval, license or exemption by, or order or authorization of, or filing, recording or registration with, any governmental authority is required to be obtained by AIT or the Acquiring Fund in connection with the execution and delivery of the Agreement or the consummation of the Reorganization, except (i) such as have been obtained or made prior to the date hereof or (ii) such as may be required under state securities or Blue Sky laws (as to which counsel to AIT expresses no opinion).
(e)	The execution and delivery of this Agreement by AIT, on behalf of the Acquiring Fund, did not, and the performance by AIT and the Acquiring Fund of their obligations hereunder will not, violate AIT’s Declaration of Trust, Bylaws, or any material contract of AIT listed in the Acquiring Fund’s current registration statement.
7.4	Prior to the Closing, (a) the trustees of AIT shall have authorized the issuance of and the Acquiring Fund shall have issued one share to the initial shareholder in consideration of the payment of $25, and (b) each of Arrow and the initial shareholder(s) (as the sole initial shareholder(s)) shall have approved the investment advisory agreement between AIT, on behalf of the Acquiring Fund, and Arrow.
7.5	All invoices related to expenses incurred in connection with the operation of the Acquired Fund that are required to be paid by Exponential ETFs, as described in the Investment Advisory Agreement pertaining to the Acquired Fund, shall have been paid, and a prepayment of any estimated expenses expected to be incurred in connection with the operation of the Acquired Fund for which an invoice has not been received, shall have been received by the applicable service provider if requested by such service provider. For the avoidance of doubt, such expenses incurred by the Acquired Fund shall include, without limitation, fees payable to (or expected to be payable to) the Acquired Fund’s administrator, fund accountant, transfer agent, custodian, legal counsel, and independent registered public accounting firm.
8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PARTIES.
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With respect to the Reorganization, the respective obligations of AIT and the Acquiring Fund and ESS and the Acquired Fund hereunder are subject to the further conditions that on or before the Closing Date:

8.1	This Agreement shall have been approved by the shareholders of the Acquired Fund in the manner required by ESS’s Declaration of Trust, By-Laws and applicable law, and the parties shall have received reasonable evidence of such approval.
8.2	[Reserved].
8.3	On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act, and no action, suit or other proceeding instituted by anyone other than ESS, AIT, Exponential ETFs or its affiliates or Arrow or its affiliates shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.
8.4	All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission, the Cboe BZX Exchange, Inc., and of state Blue Sky and securities authorities) deemed necessary by ESS or AIT to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund.
8.5	The Registration Statement shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.
8.6	The post-effective amendment to the registration statement of AIT on Form N-1A relating to shares of the Acquiring Fund shall have become effective and no stop order suspending the effectiveness thereof shall have been issued.
8.7	ESS and AIT shall have received an opinion of Thompson Hine LLP, dated on the Closing Date (which opinion will be subject to certain qualifications) and satisfactory to both parties, substantially to the effect that, provided the acquisition contemplated hereby is carried out in accordance with the applicable laws of the State of Delaware, the terms of this Agreement and in accordance with customary representations provided by AIT and ESS in certificates delivered to each other and to Thompson Hine LLP, as to the Acquired Fund and the Acquiring Fund:
(a)	The Reorganization as described in Section 1 hereof will constitute a reorganization within the meaning of Section 368(a)(1)(F) of the Code, and the Acquired Fund and the Acquiring Fund each will be “a party to a reorganization” within the meaning of Section 368(b) of the Code.
(b)	Under Sections 361 and 357(a) of the Code, the Acquired Fund will not recognize gain or loss upon the transfer of its assets to the Acquiring Fund solely
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in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all Obligations of the Acquired Fund, or upon the distribution of the Acquiring Fund Shares by the Acquired Fund to its shareholders in liquidation.

(c)	Under Section 1032 of the Code, the Acquiring Fund will not recognize gain or loss upon the receipt of the assets of the Acquired Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all the Obligations of the Acquired Fund.
(d)	Under Section 362(b) of the Code, the Acquiring Fund’s tax basis in the assets of the Acquired Fund transferred to the Acquiring Fund in the Reorganization will be the same as Acquired Fund’s tax basis immediately prior to the transfer.
(e)	Under Section 1223(2) of the Code, the Acquiring Fund’s holding period of each asset of the Acquired Fund transferred to the Acquiring Fund in the Reorganization will include the period during which such asset was held or treated for federal income tax purposes as held by the Acquired Fund (except where the Acquiring Fund’s investment activities have the effect of reducing or eliminating an asset’s holding period).
(f)	Under Section 354 of the Code, shareholders of the Acquired Fund will not recognize gain or loss upon the exchange of their shares of the Acquired Fund for Acquiring Fund Shares in complete liquidation of the Acquired Fund pursuant to the Reorganization.
(g)	Under Section 358 of the Code, the aggregate tax basis of the Acquiring Fund Shares received by each Acquired Fund shareholder in the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares held by such shareholder immediately prior to the Reorganization.
(h)	Under Section 1223(1) of the Code, the holding period of the Acquiring Fund Shares received by each Acquired Fund shareholder in the Reorganization will include the period during which the Acquired Fund shares exchanged therefor were held by such shareholder, provided that the shareholder held those Acquired Fund shares as capital assets on the date of the Reorganization.
(i)	The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations thereunder. In particular, under Treasury Regulations § 1.381(b)-1(a)(2), the Acquiring Fund will be treated for purposes of section 381 of the Code just as the Acquired Fund would have been treated if there had been no Reorganization, and the taxable year of the Acquired Fund will not end on the date of the Reorganization merely because of the closing of the Reorganization.

The opinion will be based on certain factual certifications made by officers of ESS and AIT and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the Reorganization will be as described above. There is no assurance that the Internal Revenue Service or a court would agree with the opinion.

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8.8	At any time prior to the Closing, any of the foregoing conditions of this Section 8 (except for Section 8.1) may be jointly waived by the ESS Board and the AIT Board, if, in the judgment of the ESS Board, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund, and, in the judgment of the AIT Board, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquiring Fund.
9.	BROKERAGE FEES AND EXPENSES.
9.1	Each of ESS, on behalf of the Acquired Fund, and AIT, on behalf of the Acquiring Fund, represents that there is no person who has dealt with it who by reason of such dealings is entitled to any broker’s or finder’s or other similar fee or commission from it arising out of the transactions contemplated by this Agreement.
9.2	Arrow and Exponential ETFs will pay the expenses incurred by the Acquiring Fund and Acquired Fund in connection with the Reorganization (“Expenses”), as mutually agreed upon by Arrow and Exponential ETFs, regardless of whether the Reorganization is consummated. Expenses include, without limitation: (a) expenses associated with the preparation and filing of the Registration Statement, Proxy/Prospectus Statement and other proxy materials; (b) postage; (c) printing; (d) solicitation costs of the transaction; (e) accounting fees; (f) legal fees of ESS, AIT, Exponential ETFs, and Arrow; (g) expenses associated with the special meeting of the ESS Board; and (h) other related administrative or operational costs. Notwithstanding any of the foregoing, expenses will in any event be paid by any party directly incurring such expenses if and to the extent that the payment by another party of such expenses would result in the disqualification of the Acquiring Fund or the Acquired Fund, as the case may be, as a "regulated investment company" within the meaning of Section 851 of the Code. In the event the transactions contemplated by this Agreement are not consummated for any reason, Arrow and Exponential ETFs nonetheless shall bear the costs, fees and expenses in the manner provided in this Section, as mutually agreed upon by Arrow and Exponential ETFs. Exponential ETFs shall be solely responsible for any costs or expenses incurred in connection with the termination, dissolution and complete liquidation of the Acquired Fund.
10.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.
10.1	Each of ESS, on behalf of the Acquired Fund, and AIT, on behalf of the Acquiring Fund, agrees that it has not made any representation, warranty or covenant not set forth herein with respect to the Reorganization and that this Agreement constitutes the entire agreement between the parties with respect to the Reorganization.
10.2	No representation, warranty or covenant contained in this Agreement or in any document, certificate or other instrument required to be delivered under this Agreement shall survive the Closing or termination of this Agreement (except as provided in Section 11.3 hereof), and no party shall, therefore, have any recourse therefore against any other party in connection therewith; provided that this Section 10.2 shall not limit any covenant contained herein that by its terms contemplates performance after Closing nor shall it limit any covenants contained in Section 9.2.
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11.	TERMINATION.
11.1	This Agreement may be terminated by the mutual agreement of ESS and AIT prior to the Closing Date.
11.2	In addition, either of ESS or AIT may at its option terminate this Agreement, with respect to the Reorganization at or prior to the Closing Date because:
(a)	Of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;
(b)	A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met prior to the Closing Date;
(c)	Any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this Section 11.2(c) shall have used its reasonable best efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied; or
(d)	The ESS Board or the AIT Board has resolved to terminate this Agreement after determining in good faith that circumstances have developed that would make proceeding with a Reorganization not in the best interests of the Acquired Fund’s shareholders or the Acquiring Fund’s shareholders, respectively.
11.3	In the event of the termination of this Agreement and abandonment of the transactions contemplated hereby pursuant to this Section 11, this Agreement shall become void and have no effect except that Sections 9.2, 10, 11.3, 13, 14 and 15 shall survive any termination of this Agreement.
12.	TRANSFER TAXES.

Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the shares of the Acquired Fund on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

13.	AMENDMENTS.

This Agreement may be amended, modified or supplemented in such manner as may be jointly agreed upon in writing by ESS and AIT (and, for purposes of amendments to Sections 3.2, 7.4, 8.3, 9.2 and 10.2, Arrow and Exponential ETFs, as applicable).

14.	NOTICES.
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Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid certified mail, facsimile, electronic mail or overnight courier addressed to ESS or the Acquired Fund at 615 East Michigan Street, Milwaukee, Wisconsin 53202, or Exponential ETFs at 1001 Woodward Ave, Suite 500, Detroit, Michigan 48226 and to AIT, the Acquiring Fund or Arrow at 6100 Chevy Chase Drive, Suite 100, Laurel, Maryland 20707.

15.	MISCELLANEOUS.
15.1	The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
15.2	This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.
15.3	This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the State of Delaware, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.
15.4	This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties hereto. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.
15.5	ESS acknowledges and agrees that all obligations of AIT under this Agreement are binding only with respect to the Acquiring Fund; that any liability of AIT under this Agreement with respect to the Acquiring Fund, or in connection with the transactions contemplated herein with respect to the Acquiring Fund, shall be discharged only out of the assets of the Acquiring Fund; that no other series (other than the Acquiring Fund) of AIT shall be liable with respect to this Agreement or in connection with the transactions contemplated herein; and that neither ESS nor the Acquired Fund shall seek satisfaction of any such obligation or liability of the Acquiring Fund from the shareholders of AIT, the trustees, officers, employees or agents of AIT, or any of them.
15.6	AIT acknowledges and agrees that all obligations of ESS under this Agreement are binding only with respect to the Acquired Fund; that any liability of ESS under this Agreement with respect to the Acquired Fund, or in connection with the transactions contemplated herein with respect to the Acquired Fund, shall be discharged only out of the assets of the Acquired Fund; that no other series (other than the Acquired Fund) of ESS shall be liable with respect to this Agreement or in connection with the transactions contemplated herein; and that neither AIT nor the Acquiring Fund shall seek satisfaction of any such obligation or liability of the Acquired Fund from the shareholders of ESS, the trustees, officers, employees or agents of ESS, or any of them.
16.	COOPERATION AND EXCHANGE OF INFORMATION
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ESS and AIT will provide each other and their respective representatives with such cooperation, assistance and information as either of them reasonably may request of the other in filing any Tax returns, amended return or claim for refund, determining a liability for Taxes or a right to a refund of taxes requesting a closing agreement or similar relief from a taxing authority or participating in or conducting any audit or other proceeding in respect of Taxes, or in determining the financial reporting of any Tax position. Each party or their respective agents will either retain for a period of six (6) years following the Closing or deliver to the other party or its respective agent all returns, schedules and work papers and all material records or other documents relating to Tax matters and financial reporting of Tax positions of the Acquired Fund and Acquiring Fund for their taxable period first ending after the Closing and for prior taxable periods for which the party is required to retain records as of the Closing.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

ETF SERIES SOLUTIONS, on behalf of the Acquired Fund

By: /s/ Michael D. Barolsky

Name: Michael D. Barolsky

Title: Vice President & Secretary

ARROW INVESTMENTS TRUST, on behalf of the Acquiring Fund

By: /s/ Joseph Barrato

Name: Joseph Barrato

Title: President

For purposes of Sections 3.2, 7.4, 8.3, 9.2 and 10.2 only:

ARROW INVESTMENT ADVISORS, LLC

By: /s/ Joseph Barrato

Name: Joseph Barrato

Title: CEO

For purposes of Sections 8.3, 9.2 and 10.2 only:

CSAT INVESTMENT ADVISORY, L.P., D/B/A EXPONENTIAL ETFS

By: /s/Charles Ragauss

Name: Charles Ragauss

Title: Chief Operating Officer

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APPENDIX B

The financial highlights table is intended to help you understand the Existing Fund’s financial performance for the Existing Fund’s five most recent fiscal years (or the life of the Existing Fund, if shorter). Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Existing Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Cohen & Company, Ltd., the Existing Fund’s independent registered public accounting firm, whose report, along with the Existing Fund’s financial statements, is included in the Existing Fund’s annual report, which is available upon request.

Reverse Cap Weighted U.S. Large Cap ETF (Existing Fund)

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the period/year

	Year Ended September 30, 2020	Year Ended September 30, 2019		Period Ended September 30, 2018(1)
Net asset value, beginning of period/year	$16.75	$16.86		$15.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (2)	0.32	0.29		0.25
Net realized and unrealized gain (loss) on investments	(1.40)	(0.24	)(6)	1.66
Total from investment operations	(1.08)	0.05		1.91

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from:
Net investments income	(0.32)	(0.16)		(0.05)
Total distributions	(0.32)	(0.16)		(0.05)

Net asset value, end of year/period	$15.35	$16.75		$16.86

Total return	-6.70%	0.46%		12.78	%(3)

SUPPLEMENTAL DATA:
Net assets at end of year/period (000’s)	$13,811	$9,212		$5,902

RATIOS TO AVERAGE NET ASSETS:
Expenses to average net assets	0.29%	0.29%		0.29	%(4)
Net investment income (loss) to average net assets	2.04%	1.80%		1.66	%(4)
Portfolio turnover rate (5)	42%	24%		36	%(3)

(1)	Commencement of operations on October 31, 2017.
(2)	Calculated based on average shares outstanding during the period.
(3)	Not annualized.
(4)	Annualized.
(5)	Excludes the impact of in-kind transactions.
(6)	Net realized and unrealized gain (loss) per share in the caption are balancing amounts necessary to reconcile the change in the net asset value per share for the period, and may not reconcile with the aggregate gain (loss) in the Statements of Operations due to share transactions for the period.

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

SHAREHOLDER'S REGISTRATION PRINTED HERE

BOXES FOR TYPESETTING PURPOSES ONLY

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at [ ] using your proxy control number found below

3. By **PHONE** when you dial [ ] toll-free to reach an automated touchtone voting line

4. By **PHONE** with a live operator when you call toll-free [ ] Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER 1234567891012

REVERSE CAP WEIGHTED U.S. LARGE CAP ETF

The undersigned hereby appoints each of Michael A. Castino, Kristina R. Nelson, Kristen M. Weitzel, Michael D. Barolsky, and Isabella K. Zoller as Proxy of the undersigned, with full power of substitution, and hereby authorizes any of them to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 11:00 a.m. Central Time, on May 20, 2021 at the principal executive offices of ETF Series Solutions, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202 and at any postponements or adjournments thereof, as fully as the undersigned would be entitled to vote if personally present. This proxy will be governed by and construed in accordance with the laws of the State of Delaware and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of the State of Delaware and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.**Important Notice Regarding Availability of Proxy Materials for the Special Meeting of Shareholders to be held May 20, 2021.**

The Proxy Statement for this meeting is available at: *[ ]*

[PROXY ID NUMBER HERE] → [BAR CODE HERE] [CUSIP HERE]

REVERSE CAP WEIGHTED U.S. LARGE CAP ETF

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign your name exactly as it appears on this card. If you are a joint owner, any one of you may sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Trust's Board of Trustees of ETF Series Solutions (the "Trust"), and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the proposal. In his or her discretion, the Proxy is authorized to vote upon such other matters as may properly come before the meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] → [BAR CODE HERE] [CUSIP HERE]

STATEMENT OF ADDITIONAL INFORMATION

April 30, 2021

FOR THE REORGANIZATION OF

Reverse Cap Weighted U.S. Large Cap ETF (RVRS)

a series of ETF Series Solutions

615 East Michigan Street

Milwaukee, Wisconsin 53202

__________________

IN EXCHANGE FOR SHARES OF

Arrow Reverse Cap 500 ETF (YPS)

a series of Arrow Investments Trust

6100 Chevy Chase Dr., Suite 100

Laurel, MD 20707

This Statement of Additional Information is not a prospectus but should be read in conjunction with the Prospectus/Proxy Statement, dated, April 30, 2021, for the Special Meeting of Shareholders of ETF Series Solutions (“ESS”) with respect to Reverse Cap Weighted U.S. Large Cap ETF (the "Existing Fund" ) to be held on May 20, 2021. At the Special Meeting, shareholders of the Existing Fund will be asked to consider and approve the proposed Agreement and Plan of Reorganization, by and between ESS, on behalf of the Existing Fund, and Arrow Investments Trust (“AIT”), on behalf of the Arrow Reverse Cap 500 ETF, a series of AIT (the "New Fund”). Copies of the Prospectus/Proxy Statement may be obtained at no charge by calling 1-877-277-6933. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus/Proxy Statement.

Further information about the Existing Fund is contained in the following documents, which are incorporated herein by reference:

•	the Statement of Additional Information for the Existing Fund, dated January 31, 2021 (File Nos. 333-179562, and 811-22668); and
•	the Annual Report to Shareholders for the Existing Fund for the fiscal year ending September 30, 2020 (File No. 811-22668), which includes audited financial statements of the Existing Fund and the independent registered public accountants' report thereon.

Copies of the foregoing documents are available upon request and without charge by calling (800) 617-0004.

SUPPLEMENTAL FINANCIAL INFORMATION

A table showing the fees and expenses of the New Fund and the Existing Fund and the fees and expenses of the New Fund on a pro forma basis after giving effect to the proposed Reorganization, is included in the Combined Proxy Statement/Prospectus under the section entitled “Summary – Fees and Expenses.”

The Reorganization will not result in a material change to the Existing Fund’s investment portfolio due to investment restrictions of the New Fund.

There are no material differenced in accounting policies between the Existing Fund and the New Fund.

TABLE OF CONTENTS

THE FUNDS	1
EXCHANGE LISTING AND TRADING	1
TYPES OF INVESTMENTS	2
INVESTMENT RESTRICTIONS	23
POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS	24
MANAGEMENT	24
CONTROL PERSONS AND PRINCIPAL HOLDERS	29
INVESTMENT ADVISOR	30
PORTFOLIO MANAGERS	33
ORGANIZATION AND MANAGEMENT OF WHOLLY-OWNED SUBSIDIARIES	36
DISTRIBUTION OF SHARES	36
RULE 12b-1 PLAN	37
ALLOCATION OF PORTFOLIO BROKERAGE	37
PORTFOLIO TURNOVER	38
OTHER SERVICE PROVIDERS	39
DESCRIPTION OF SHARES	41
ANTI-MONEY LAUNDERING PROGRAM	41
PURCHASE, REDEMPTION AND PRICING OF SHARES	42
TAX STATUS	51
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	57
LEGAL COUNSEL	57
FINANCIAL STATEMENTS	57
APPENDIX A –ADVISOR'S PROXY VOTING POLICIES AND PROCEDURES	A-1

The Funds

The Arrow DWA Tactical: Macro ETF (“Macro ETF”), Arrow DWA Tactical: International ETF (“International ETF”), and Arrow Reverse Cap 500 ETF (“Reverse ETF”) (each a “Fund” and together the “Funds”) are each a diversified series of Arrow Investments Trust, a Delaware statutory trust organized on August 2, 2011 (the "Trust"). The Trust is registered as an open-end management investment company. The Trust is governed by its Board of Trustees (the "Board" or "Trustees"). The Trust will acquire the Reverse Cap Weighted U.S. Large Cap ETF (the “Predecessor Fund”), a series of ETF Series Solutions, in a tax-free reorganization anticipated to take place on or about May 24, 2021 (the “Reorganization”). The Predecessor Fund has, and will have, substantially the same investment objectives, strategies and policies as the Reverse ETF at the time of Reorganization.

Under the Trust's Trust Instrument, each Trustee will continue in office until the termination of the Trust or his/her earlier death, incapacity, resignation or removal. Shareholders can remove a Trustee to the extent provided by the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations promulgated thereunder. Vacancies may be filled by a majority of the remaining Trustees, except insofar as the 1940 Act may require the election by shareholders. As a result, no annual or regular meetings of shareholders will be held unless matters arise requiring a vote of shareholders under the Trust Instrument or the 1940 Act.

Each Fund's investment objective, restrictions and policies are more fully described here and in the Fund’s Prospectus. The Board may start other series and offer shares of a new fund under the Trust at any time. The Funds are managed by Arrow Investment Advisors, LLC (the "Advisor").

The Funds issue and redeem shares (“Shares”) at net asset value ("NAV") only in aggregations of 100,000 Shares for the Macro ETF, 50,000 Shares for the International ETF and 50,000 for the Reverse ETF (each a "Creation Unit"). The Funds issue and redeem Creation Units principally in exchange for an in-kind deposit of a basket of designated securities (the "Deposit Securities"), together with the deposit of a specified cash payment (the "Cash Component"), plus a transaction fee.  The Macro ETF and International ETF are listed for trading on the Nasdaq Stock Market, LLC ("NASDAQ") and the Reverse ETF is listed for trading on the Cboe BZX Exchange, Inc., (“Cboe” and together with NASDAQ the “Exchanges”). Shares trade on each Exchange at market prices that may be below, at, or above NAV.  In the event of the liquidation of a Fund, a share split, reverse split or the like, the Trust may revise the number of Shares in a Creation Unit.

The Funds reserve the right to offer creations and redemptions of Shares for cash.  In addition, Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash equal to up to 115% of the market value of the missing Deposit Securities.  In each instance of such cash creations or redemptions, transaction fees, may be imposed and may be higher than the transaction fees associated with in-kind creations or redemptions. See PURCHASE, REDEMPTION AND PRICING OF SHARES below.

Exchange Listing and Trading

Shares of the Macro ETF and International ETF are listed for trading on NASDAQ and trade throughout the day on NASDAQ. Shares of the Reverse ETF are listed for trading on Cboe.

In order to provide additional information regarding the indicative value of Shares of the Funds, a market data vendor or other information provider will disseminate every 15 seconds through a data service or other widely disseminated means an updated "Indicative Optimized Portfolio Value" ("IOPV") for the Funds as calculated by an information provider or market data vendor.  The Trust is not involved in or responsible for any aspect of the calculation or dissemination of the IOPV and makes no representation or warranty as to the accuracy of the IOPV.

The information provider or market data vendor calculates the IOPV during hours of trading on the applicable Exchange by dividing the “Estimated Fund Value” as of the time of the calculation by the

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total number of outstanding Shares. “Estimated Fund Value” is the sum of the estimated amount of cash held in a Fund’s portfolio, the estimated amount of accrued interest owing to a Fund and the estimated value of the securities held in a Fund’s portfolio, minus the estimated amount of liabilities. The IOPV is calculated based on the same portfolio holdings disclosed on the Funds’ website. In determining the estimated value for each of the component securities, the IOPV uses last sale, market prices or other methods that would be considered appropriate for pricing equity securities held by registered investment companies.

The Exchanges may, but are not required to, remove the Shares of a Fund from listing if: (i) following the initial 12-month period beginning at the commencement of trading of a Fund, there are fewer than 50 beneficial owners of Shares (for each Cboe-listed Fund, there must be fewer than 50 beneficial owners for at least 30 consecutive trading days); (ii) the Fund is no longer eligible to operate in reliance on Rule 6c-11 under the 1940 Act; (iii) the Fund fails to meet certain continued listing standards of an Exchange; or (iv) such other event shall occur or condition shall exist that, in the opinion of the relevant Exchange, makes further dealings on such Exchange inadvisable. The applicable Exchange will remove the Shares of a Fund from listing and trading upon termination of a Fund.

Types of Investments

The investment objective of each Fund and a description of its principal investment strategies are set forth under "Principal Investment Strategies" and “Principal Investment Risks” in each Fund’s Prospectus. Each Fund's investment objective is not fundamental and may be changed without the approval of a majority of the applicable Fund's outstanding voting securities.

The following pages contain more detailed information about the types of instruments in which the Funds may invest, strategies the Arrow Investment Advisors, LLC (the “Advisor” or “Arrow”) may employ in pursuit of each Fund's investment objective and a summary of related risks.

Equity Securities

Equity securities in which the Funds invest include common stocks, preferred stocks and securities convertible into common stocks, such as convertible bonds, warrants, rights and options. The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.

Common Stock

Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company's stock price.

Preferred Stock

The Funds may invest in preferred stock with a minimum credit rating of investment grade. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-

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income securities and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measures of a company's worth.

Convertible Securities

The Funds may invest in convertible securities with a minimum credit rating of investment grade. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer's capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security's underlying common stock.

Warrants

The Funds may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Depositary Receipts

The Funds may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Many of the risks described below regarding foreign securities apply to investments in ADRs.

Foreign Securities

General. The Funds may invest in foreign securities directly or through exchange traded funds ("ETFs") and other investment companies that hold a portfolio of foreign securities. Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the Funds by domestic companies or the U.S. government. There may be the possibility of expropriations, seizure or nationalization of foreign

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deposits, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of the Funds held in foreign countries. Finally, the establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations.

To the extent a Fund's currency exchange transactions do not fully protect the Fund against adverse changes in currency exchange rates, decreases in the value of currencies of the foreign countries in which the Fund will invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of a Fund's assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements). Conversely, increases in the value of currencies of the foreign countries in which the Funds invest relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of a Fund's assets (and possibly a corresponding decrease in the amount of securities to be liquidated).

Emerging Markets Securities. The Funds may purchase securities of emerging market issuers and ETFs and closed end funds that invest in emerging market securities. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital.

In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Funds. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Funds to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Debt Securities

The Funds may invest in debt securities of any credit grade. The following describes some of the risks associated with fixed income debt securities:

Interest Rate Risk. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes although they usually offer higher yields to compensate investors for the greater risks. The longer the maturity of the security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates and long-term securities tend to react to changes in long-term interest rates.

Credit Risk. Fixed income securities have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of those issuers to

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make principal or interest payments, as compared to issuers of more highly rated securities.

Extension Risk. The Funds are subject to the risk that an issuer will exercise its right to pay principal on an obligation held by the Funds later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e. interest rate sensitivity) and potentially reduce the value of these securities.

Prepayment Risk. Certain types of debt securities, such as mortgage-backed securities, have yield and maturity characteristics corresponding to underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on certain mortgage-backed securities may include both interest and a partial payment of principal. Besides the scheduled repayment of principal, payments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

Securities subject to prepayment are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Funds.

At times, some of the mortgage-backed securities in which the Funds may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses in securities purchased at a premium, as unscheduled prepayments, which are made at par, will cause the Funds to experience a loss equal to any unamortized premium.

Certificates of Deposit and Bankers' Acceptances

The Funds may invest in certificates of deposit and bankers' acceptances, which are considered to be short-term money market instruments.

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper

The Funds may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.

Time Deposits and Variable Rate Notes

The Funds may invest in fixed time deposits, whether or not subject to withdrawal penalties.

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The commercial paper obligations, which the Funds may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a "Master Note") permit the Funds to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between a Fund as lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. Each Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Funds and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus, there is no limitation on the type of issuer from whom these notes may be purchased; however, in connection with such purchase and on an ongoing basis, the Advisor will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Variable rate notes are subject to each Fund's investment restriction on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

Insured Bank Obligations

The Funds may invest in insured bank obligations. The Federal Deposit Insurance Corporation ("FDIC") insures the deposits of federally insured banks and savings and loan associations (collectively referred to as "banks") up to $250,000. The Funds may purchase bank obligations that are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank, per Fund; if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.

United States Government Obligations

These consist of various types of marketable securities issued by the United States Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the United States government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis. The Funds may also invest in Treasury Inflation-Protected Securities (“TIPS”). TIPS are special types of treasury bonds that were created in order to offer bond investors protection from inflation. The values of the TIPS are automatically adjusted to the inflation rate as measured by the Consumer Price Index (“CPI”). If the CPI goes up by half a percent, the value of the bond (the TIPS) would also go up by half a percent. If the CPI falls, the value of the bond does not fall because the government guarantees that the original investment will stay the same. TIPS decline in value when real interest rates rise. However, in certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, TIPS may experience greater losses than other fixed income securities with similar duration.

United States Government Agency

These consist of debt securities issued by agencies and instrumentalities of the United States government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, Government National Mortgage Association ("Ginnie Mae"), Farmer's Home Administration, Export-Import Bank of the United States, Maritime Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation ("Freddie Mac"), the Farm Credit Banks, the Federal National Mortgage Association ("Fannie Mae"), and the United States Postal Service.

These securities are either: (i) backed by the full faith and credit of the United States government (e.g., United States Treasury Bills); (ii) guaranteed by the United States Treasury (e.g., Ginnie Mae

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mortgage-backed securities); (iii) supported by the issuing agency's or instrumentality's right to borrow from the United States Treasury (e.g., Fannie Mae Discount Notes); or (iv) supported only by the issuing agency's or instrumentality's own credit (e.g., Tennessee Valley Association).

Government-related guarantors (i.e. not backed by the full faith and credit of the United States Government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the United States Government.

Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. Freddie Mac issues Participation Certificates ("PCs"), which represent interests in conventional mortgages from Freddie Mac's national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such nongovernmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers.

Mortgage Pass-Through Securities

Interests in pools of mortgage pass-through securities differ from other forms of debt securities (which normally provide periodic payments of interest in fixed amounts and the payment of principal in a lump sum at maturity or on specified call dates). Instead, mortgage pass-through securities provide monthly payments consisting of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on the underlying residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Unscheduled payments of principal may be made if the underlying mortgage loans are repaid or refinanced or the underlying properties are foreclosed, thereby shortening the securities' weighted average life. Some mortgage pass-through securities (such as securities guaranteed by Ginnie Mae) are described as "modified pass-through securities." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage pass-through securities is Ginnie Mae. Ginnie Mae is authorized to guarantee, with the full faith and credit of the U.S. Treasury, the timely payment of principal and interest on securities issued by lending institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgage loans. These mortgage loans are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgage loans is assembled and after being approved by Ginnie Mae, is offered to investors through securities dealers.

Government-related guarantors of mortgage pass-through securities (i.e., not backed by the full faith

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and credit of the U.S. Treasury) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Mortgage pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the U.S. Treasury.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage pass-through securities. The Funds do not purchase interests in pools created by such non-governmental issuers.

Recent Events Regarding Fannie Mae and Freddie Mac Securities

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of Fannie Mae and Freddie Mac and of any stockholder, officer or director of Fannie Mae and Freddie Mac with respect to Fannie Mae and Freddie Mac and the assets of Fannie Mae and Freddie Mac.

In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement (“SPA”) with each of Fannie Mae and Freddie Mac pursuant to which the U.S. Treasury agreed to purchase 1,000 shares of senior preferred stock with an initial liquidation preference of $1 billion and obtained warrants and options to for the purchase of common stock of each of Fannie Mae and Freddie Mac. Under the SPAs as currently amended, the U.S. Treasury has pledged to provide financial support to a government sponsored enterprise (“GSE”) in any quarter in which the GSE has a net worth deficit as defined in the respective SPA. As of September 30, 2019, the maximum amount of funding under the SPAs was $113.9 billion and $140.2 billion for Fannie Mae and Freddie Mac, respectively, and will be reduced by any futures draws. In addition, under a letter agreement, the GSEs are required to pay the U.S. Treasury a quarterly dividend in any quarter where the capital reserves exceed $25 billion and $20 billion for Fannie Mae and Freddie Mac, respectively. The letter agreement also provides that, beginning September 30, 2019, the liquidation preference of the senior preferred stock will increase at the end of each fiscal quarter by an amount equal to the increase in the net worth until the liquidation preference has increased by $22 billion and $17 billion for Fannie Mae and Freddie Mac, respectively. As of September 30, 2019, the liquidation preference was $127.2 billion and $77.5 billion for Fannie Mae and Freddie Mac, respectively. The SPAs contain various covenants that severely limit each enterprise’s operations.

The conditions attached to entering into the SPAs place significant restrictions on the activities of Freddie Mac and Fannie Mae. Freddie Mac and Fannie Mae must obtain the consent of the U.S. Treasury to, among other things, (i) make any payment to purchase or redeem its capital stock or pay any dividend other than in respect of the senior preferred stock, (ii) issue capital stock of any kind, (iii) terminate the conservatorship of the FHFA except in connection with a receivership, or (iv) increase its debt beyond certain specified levels. In addition, significant restrictions are placed on the maximum size of each of Freddie Mac’s and Fannie Mae’s respective portfolios of mortgages and mortgage backed securities (“MBS”), and the purchase agreements entered into by Freddie Mac and Fannie Mae provide that the maximum size of their portfolios of these assets must decrease by a specified percentage each year. The future status and role of Freddie Mac and Fannie Mae could be impacted by (among other things) the actions taken and restrictions placed on Freddie Mac and Fannie Mae by the FHFA in its role as conservator, the restrictions placed on Freddie Mac’s and Fannie Mae’s operations and activities as a result of the senior preferred stock investment made by the U.S. Treasury, market responses to developments at Freddie Mac and Fannie Mae, and future

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legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any MBS guaranteed by Freddie Mac and Fannie Mae, including any such MBS held by a Fund.

Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The SPAs are intended to enhance each of Fannie Mae’s and Freddie Mac’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed. The FHFA recently announced plans to consider taking Fannie Mae and Freddie Mac out of conservatorship. Should Fannie Mae and Freddie Mac be taken out of conservatorship, it is unclear whether the U.S. Treasury would continue to enforce its rights or perform its obligations under the Senior Preferred Stock Purchase Agreement. It is also unclear how the capital structure of Fannie Mae and Freddie Mac would be constructed post-conservatorship, and what effects, if any, the privatization of Fannie Mae and Freddie Mac will have on their creditworthiness and guarantees of certain mortgage-backed securities. Accordingly, should the FHFA take Fannie Mae and Freddie Mac out of conservatorship, there could be an adverse impact on the value of their securities, which could cause a Fund’s investments to lose value

Resets.

The interest rates paid on the Adjustable Rate Mortgage Securities ("ARMs") in which a Fund may invest generally are readjusted or reset at intervals of one year or less to an increment over some predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others tend to lag changes in market rate levels and tend to be somewhat less volatile.

Caps and Floors.

The underlying mortgages which collateralize the ARMs in which a Fund invests will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down: (1) per reset or adjustment interval, and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization.

The value of mortgage securities in which the Funds invest may be affected if market interest rates rise or fall faster and farther than the allowable caps or floors on the underlying residential mortgage loans. Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage securities in which the Funds invest to be shorter than the maturities stated in the underlying mortgages.

High Yield Securities

The Funds may invest in high yield securities. High yield, high risk bonds are securities that are generally rated below investment grade by the primary rating agencies (BB+ or lower by S&P and Ba1 or lower by Moody's). Other terms used to describe such securities include "lower rated bonds," "non-investment grade bonds," "below investment grade bonds," and "junk bonds." These securities are considered to be high-risk investments. The risks include the following:

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Greater Risk of Loss. These securities are regarded as predominately speculative. There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities. Issuers of lower rated securities generally are less creditworthy and may be highly indebted, financially distressed, or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. In addition, high yield securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest, the Funds would experience a decrease in income and a decline in the market value of its investments.

Sensitivity to Interest Rate and Economic Changes. The income and market value of lower-rated securities may fluctuate more than higher rated securities. Although non-investment grade securities tend to be less sensitive to interest rate changes than investment grade securities, non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower-rated securities may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn.

Valuation Difficulties. It is often more difficult to value lower rated securities than higher rated securities. If an issuer's financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, the lower rated investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower rated securities, valuation of such investments is much more dependent on judgment than is the case with higher rated securities.

Liquidity. There may be no established secondary or public market for investments in lower rated securities. Such securities are frequently traded in markets that may be relatively less liquid than the market for higher rated securities. In addition, relatively few institutional purchasers may hold a major portion of an issue of lower-rated securities at times. As a result, the Funds may be required to sell investments at substantial losses or retain them indefinitely when an issuer's financial condition is deteriorating.

Credit Quality. Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.

New Legislation. Future legislation may have a possible negative impact on the market for high yield, high risk bonds. New legislation, if enacted, could have a material negative effect on a Fund's investments in lower rated securities.

High yield, high risk investments may include the following:

Straight fixed-income debt securities. These include bonds and other debt obligations that bear a fixed or variable rate of interest payable at regular intervals and have a fixed or resettable maturity date. The particular terms of such securities vary and may include features such as call provisions and sinking funds.

Zero-coupon debt securities. These bear no interest obligation but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.

Zero-fixed-coupon debt securities. These are zero-coupon debt securities that convert on a specified date to interest-bearing debt securities.

Pay-in-kind bonds. These are bonds which allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. These are bonds sold without registration under the Securities Act of 1933, as amended ("1933 Act"), usually to a relatively small number of institutional investors.

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Convertible Securities. These are bonds or preferred stock that may be converted to common stock.

Preferred Stock. These are stocks that generally pay a dividend at a specified rate and have preference over common stock in the payment of dividends and in liquidation.

Loan Participations and Assignments. These are participations in, or assignments of all or a portion of loans to corporations or to governments, including governments of less developed countries ("LDCs").

Securities issued in connection with Reorganizations and Corporate Restructurings. In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities. The Funds may hold such common stock and other securities even if it does not invest in such securities.

Securities of Other Investment Companies

Each Fund's investments in an underlying portfolio of ETFs, mutual funds and closed-end funds involve certain additional expenses and certain tax results, which would not be present in a direct investment in the underlying funds. In general, under Section 12(d)(1)(A) of the 1940 Act, the Funds will be prevented from: (1) purchasing more than 3% of an investment company's (including ETFs) outstanding shares; (2) investing more than 5% of its assets in any single such investment company, and (3) investing more than 10% of its assets in investment companies overall; unless: (i) the underlying investment company and/or a Fund has received an order for exemptive relief from such limitations from the Securities and Exchange Commission ("SEC") and the underlying investment company and the Funds take appropriate steps to comply with any conditions in such order, or (ii) the Funds rely on one or more of the available exemptions from Section 12(d)(1)(A).

Section 12(d)(1)(F) of the 1940 Act, provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Funds if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Funds and all affiliated persons of the Funds; and (ii) the Funds have not offered or sold after January 1, 1971, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1 ½%. An investment company that issues shares to the Funds pursuant to paragraph 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company's total outstanding shares in any period of less than thirty days. The Funds (or the Advisor acting on behalf of the Funds) must comply with the following voting restrictions: when a Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Funds, the Funds will either seek instruction from a Fund's shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Funds in the same proportion as the vote of all other holders of such security. A Fund may also rely on Rule 12d1-B, which allows the Fund to exceed the 1.5% sales load limitation of Section 12(d)(1)(F) and still rely on Section 12(d)(1)(F) so long as the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired funds) does not exceed the limits on sales loads established by the Financial Industry Regulatory Authority, Inc. (" FINRA”) for funds of funds.

In addition, the Funds are subject to the 3% limitation unless (i) the ETF or the Funds have received an order for exemptive relief from the 3% limitation from the SEC that is applicable to the Funds; and (ii) the ETF and the Funds take appropriate steps to comply with any conditions in such order.

Closed-End Investment Companies.

The Funds may invest its assets in "closed-end" investment companies (or "closed-end funds"), subject to the investment restrictions set forth above. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are

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then listed for trading on the New York Stock Exchange, the National Association of Securities Dealers Automated Quotation System (commonly known as "NASDAQ") and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Funds), investors seek to buy and sell shares of closed-end funds in the secondary market.

The Funds generally will purchase shares of closed-end funds only in the secondary market. The Funds will incur normal brokerage costs on such purchases similar to the expenses the Funds would incur for the purchase of securities of any other type of issuer in the secondary market. The Funds may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Advisor, based on a consideration of the nature of the closed-end fund's proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Funds purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the "market discount" of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

The Funds may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Funds will ever decrease. In fact, it is possible that this market discount may increase, and the Funds may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of each Fund's shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Funds at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Funds. Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund's common shares in an attempt to enhance the current return to such closed-end fund's common shareholders. Each Fund's investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

Open-End Investment Companies.

Under certain circumstances an underlying fund may determine to make payment of a redemption by the Funds wholly or partly by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with the rules of the SEC. In such cases, the Funds may hold securities distributed by an underlying fund until the Advisor determines that it is appropriate to dispose of such securities.

Investment decisions by the investment advisors of the underlying funds are made independently of the Funds and its Advisor. Therefore, the investment advisor of one underlying fund may be purchasing shares of the same issuer whose shares are being sold by the investment advisor of another such fund. The result would be an indirect expense to the Funds without accomplishing any investment purpose.

Exchange Traded Funds.

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ETFs are either active funds that pursue active management strategies or are passive funds that pursue strategies designed to track their related index and both have the flexibility of trading like a security. They are managed by professionals and provide the investor with diversification, cost and tax efficiency, liquidity, marginability, are useful for hedging, have the ability to go long and short, and some provide periodic dividends. Additionally, some ETFs are unit investment trusts, which are unmanaged portfolios overseen by trustees. ETFs generally have two markets. The primary market is where institutions swap "creation units" in block-multiples of 50,000, (or other large multiples of) shares for in-kind securities and cash in the form of dividends. The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange. This is different from open-ended mutual funds that are traded after hours once the net asset value NAV is calculated. ETFs share many similar risks with open-end and closed-end funds.

There is a risk that an ETF in which the Funds invest may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which the Funds intend to principally invest may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated. In addition, an ETF may terminate if its entire net asset value falls below a certain amount. Although the Funds believe that, in the event of the termination of an underlying ETF, it will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time. To the extent the Funds invest in a sector product, the Funds are subject to the risks associated with that sector.

REITs

The Funds may invest in securities of real estate investment trusts ("REITs"). REITs are publicly traded corporations or trusts that specialize in acquiring, holding and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 95% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

REITs generally can be classified as "Equity REITs", "Mortgage REITs" and "Hybrid REITs." An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation, which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and services its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT. Although a Fund can invest in all three kinds of REITs, its emphasis is expected to be on investments in Equity REITs.

Investments in the real estate industry involve particular risks. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values, and income from real property continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies that own and operate real estate directly, companies that lend to such companies, and companies that service the real estate industry.

Direct investments in REITs also involve risks. Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make

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distributions to shareholders or unitholders REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation.

REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Internal Revenue Code of 1986, as amended, or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through a Fund, a shareholder bears not only a proportionate share of the expenses of the Funds, but also may indirectly bear similar expenses of some of the REITs in which it invests.

Securities Options

The Funds may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks.

The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index. Some stock index options are based on a broad market index, a narrower market index, indices based on an industry or market segment. Options on stock indices are currently traded on the Chicago Board Options Exchange, the New York Stock Exchange, the Pacific Stock Exchange and NASDAQ OMX PHLX.

Each Fund's obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by a Fund's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event the Funds will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer unable to effect a closing purchase transaction will not be able to sell the underlying instrument or liquidate the assets held in a segregated account, as described below, until the option expires or the optioned instrument is delivered upon exercise. In such circumstances, the writer will be subject to the risk of market decline or appreciation in the instrument during such period.

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If an option purchased by a Fund expire unexercised, the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If an option written by a Fund are exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

Certain Risks Regarding Options.

There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Successful use by the Fund of options on stock indices is subject to the ability of the Advisor to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, each Fund's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund. Inasmuch as the Funds’ securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, a Fund bears the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indices.

It is also possible that there may be a negative correlation between the index and each Fund's securities that would result in a loss on both such securities and the options on stock indices acquired by the Funds. The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by the Funds in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If a Fund is unable to close out a call option on securities that it has written before the option is exercised, the Funds may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If a Fund were unable to effect a closing sale transaction with respect to options on securities that it has purchased,

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it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

Cover for Options Positions.

Transactions using options (other than options that a Fund has purchased) expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (i) an offsetting ("covered") position in securities or other options or (ii) cash or liquid securities with a value sufficient at all times to cover its potential obligations not covered as provided in (i) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities in a segregated account with Brown Brothers Harriman & Co. (the “Custodian”) in the prescribed amount. Under current SEC guidelines, each Fund will segregate assets to cover transactions in which the Fund writes or sells options. Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of each Fund's assets to cover or segregated accounts could impede portfolio management or the Funds’ ability to meet redemption requests or other current obligations.

Options on Futures Contracts.

Each Fund may purchase and sell options on the same types of futures in which it may invest. Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Dealer Options

The Funds may engage in transactions involving dealer options as well as exchange-traded options. Certain additional risks are specific to dealer options. While the Funds might look to a clearing corporation to exercise exchange-traded options, if the Funds were to purchase a dealer option it would need to rely on the dealer from which it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Funds as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, the Funds may generally be able to realize the value of a dealer option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when the Funds write a dealer option, the Funds may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Funds originally wrote the option. While the Funds will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Funds, there can be no assurance that the Funds will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless the Funds, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Funds may be unable to liquidate a dealer option. With respect to options written by the Funds, the inability to enter into a closing transaction may result in material losses to the Funds.

For example, because a Fund must maintain a secured position with respect to any call option on a

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security it writes, the Fund may not sell the assets that it has segregated to secure the position while it is obligated under the option. This requirement may impair each Fund's ability to sell portfolio securities at a time when such sale might be advantageous. The Staff of the SEC has taken the position that purchased dealer options are illiquid securities. The Funds may treat the cover used for written dealer options as liquid if the dealer agrees that the Funds may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Funds will treat dealer options as subject to a Fund's limitation on illiquid securities. If the SEC changes its position on the liquidity of dealer options, the Funds will change its treatment of such instruments accordingly.

Spread Transactions

The Funds may purchase covered spread options from securities dealers. These covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Funds the right to put securities that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Funds does not own, but which is used as a benchmark. The risk to the Funds, in addition to the risks of dealer options described above, is the cost of the premium paid as well as any transaction costs. The purchase of spread options will be used to protect the Funds against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. This protection is provided only during the life of the spread options.

Repurchase Agreements

The Funds may enter into repurchase agreements. In a repurchase agreement, an investor (such as the Funds) purchases a security (known as the "underlying security") from a securities dealer or bank. Any such dealer or bank must be deemed creditworthy by the Advisor. At that time, the bank or securities dealer agrees to repurchase the underlying security at a mutually agreed upon price on a designated future date. The repurchase price may be higher than the purchase price, the difference being income to the Funds, or the purchase and repurchase prices may be the same, with interest at an agreed upon rate due to the Funds on repurchase. In either case, the income to the Funds generally will be unrelated to the interest rate on the underlying securities. Repurchase agreements must be "fully collateralized," in that the market value of the underlying securities (including accrued interest) must at all times be equal to or greater than the repurchase price. Therefore, a repurchase agreement can be considered a loan collateralized by the underlying securities.

Repurchase agreements are generally for a short period of time, often less than a week, and will generally be used by the Funds to invest excess cash or as part of a temporary defensive strategy. Repurchase agreements that do not provide for payment within seven days will be treated as illiquid securities. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Funds could experience both delays in liquidating the underlying security and losses. These losses could result from: (a) possible decline in the value of the underlying security while the Funds are seeking to enforce its rights under the repurchase agreement; (b) possible reduced levels of income or lack of access to income during this period; and (c) expenses of enforcing its rights.

Futures Contracts

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position. Unlike when the Funds purchase or sells a security, no price would be paid or received by the Funds upon

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the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain each Fund's open positions in futures contracts, the Funds would be required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Funds. These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." The Funds expect to earn interest income on their margin deposits. Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical underlying instrument or index and the same delivery date. If the offsetting purchase price is less than the original sale price, the Funds realizes a gain; if it is more, the Funds realize a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Funds realize a gain; if it is less, the Funds realize a loss.

The transaction costs must also be included in these calculations. There can be no assurance, however, that the Funds will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Funds are not able to enter into an offsetting transaction, the Funds will continue to be required to maintain the margin deposits on the futures contract. Settlement of a stock index futures contract may or may not be in the underlying instrument or index. If not in the underlying instrument or index, then settlement will be made in cash, equivalent over time to the difference between the contract price and the actual price of the underlying asset at the time the stock index futures contract expires.

Wholly-Owned Subsidiary

With respect to the Macro ETF, the Fund will invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary (the "Subsidiary"), which is expected to invest (long or short) primarily in one or more of the following: commodity futures, as well as fixed-income securities and cash equivalents, which are intended to serve as margin or collateral for the Subsidiary’s investments in commodity futures.  As a result, the Fund may be considered to be investing indirectly in these investments through its Subsidiary.  For that reason, and for the sake of convenience, references in this SAI to the Fund may also include its Subsidiary. The Subsidiary will not be registered under the 1940 Act but, will be subject to certain of the investor protections of that Act, as noted in this SAI. The Fund, as the sole shareholder of its Subsidiary, will not have all of the protections offered to investors in registered investment companies. However, since the Fund will wholly own and control its Subsidiary, and the Fund and Subsidiary will be managed by the Advisor, it is unlikely that the Subsidiary will take action contrary to the interests of the Fund or its shareholders.  The Board has oversight responsibility for the investment activities of the Fund, including its investment in its Subsidiary, and the Fund's role as the sole shareholder of its Subsidiary. Also, in managing the Subsidiary's portfolio, the Advisor will be subject to the same investment restrictions (when viewing the Subsidiary and the Fund on a consolidated basis) and operational

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guidelines that apply to the management of the Fund, including any collateral or segregation requirements in connection with various investment strategies.

Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are or will be organized, could result in the inability of the Fund and/or its Subsidiary to operate as described in this Statement of Additional Information and could negatively affect the Fund and its shareholders.  For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on either Subsidiary.  If Cayman Islands law changes such that a Subsidiary must pay Cayman Islands taxes, respective Fund shareholders would likely suffer decreased investment returns

Regulation as a Commodity Pool Operator

The Advisor, on behalf of the Funds, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, as amended (“CEA”), and the rules of the Commodity Futures Trading Commission (“CFTC”) promulgated thereunder. Accordingly, the Funds are not currently subject to registration or regulation as a commodity pool operator.

When-Issued, Forward Commitments and Delayed Settlements

The Funds may purchase and sell securities on a when-issued, forward commitment or delayed settlement basis. In this event, the Custodian will segregate liquid assets equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, the Funds may be required subsequently to segregate additional assets in order to assure that the value of the account remains equal to the amount of the Funds’ commitment. It may be expected that the Funds’ net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. The Funds do not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objectives. Because the Funds will segregate liquid assets to satisfy its purchase commitments in the manner described, the Funds’ liquidity and the ability of the Advisor to manage them may be affected in the event the Funds’ forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

The Funds purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Funds may dispose of or renegotiate a commitment after it is entered into and may sell securities it has committed to purchase before those securities are delivered to the Funds on the settlement date. In these cases, the Funds may realize a taxable capital gain or loss. When the Funds engage in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Funds incurring a loss or missing an opportunity to obtain a price credited to be advantageous. The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Funds starting on the day the Funds agree to purchase the securities. The Funds does not earn interest on the securities it has committed to purchase until it has paid for and delivered on the settlement date.

Illiquid and Restricted Securities

Each Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers).

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Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Foreign securities that are freely tradable in their principal markets are not considered to be illiquid. Restricted and other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation. The Funds might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. The Funds might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain securities that are not registered under the Securities Act, including foreign securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the Securities Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resale of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by the Financial Industry Regulatory Authority, Inc.

Under guidelines adopted by the Board, the Advisor may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(2) of the Securities Act, are liquid even though they are not registered. A determination of whether such a security is liquid or not is a question of fact. In making this determination, the Advisor will consider, as it deems appropriate under the circumstances and among other factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) dealer undertakings to make a market in the security; (5) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); and (6) the rating of the security and the financial condition and prospects of the issuer. In the case of commercial paper, the Advisor will also determine that the paper (1) is not traded flat or in default as to principal and interest, and (2) is rated in one of the two highest rating categories by at least two Nationally Recognized Statistical Rating Organization ("NRSRO") or, if only one NRSRO rates the security, by that NRSRO, or, if the security is unrated, the Advisor determines that it is of equivalent quality.

Rule 144A securities and Section 4(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Advisor to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities or Section 4(2) commercial paper could have the effect of increasing the amount of each Fund's assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

Lending Portfolio Securities

For the purpose of achieving income, each Fund may lend its portfolio securities, provided (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents (cash, U.S. Government securities, negotiable certificates of deposit, bankers' acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned, (2) the Fund may at any time call the loan and obtain the return of securities loaned, (3) the Fund will receive any interest or dividends received on the loaned securities, and (4) the aggregate value of the securities loaned will not at any time exceed one-third of the total assets of the Fund. The Funds did not engage in securities lending

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activities in the most recently completed fiscal year ended July 31, 2020.

Short Sales

Each Fund may sell securities short involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which the Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline. When a Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Funds are required to make a margin deposit in connection with such short sales; the Funds may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities. If the price of the security sold short increases between the time of the short sale and the time the Funds cover its short position, the Funds will incur a loss; conversely, if the price declines, the Funds will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent the Funds sell securities short, it will provide collateral to the broker-dealer and (except in the case of short sales "against the box") will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale). The Funds does not intend to enter into short sales (other than short sales "against the box") if immediately after such sales the aggregate of the value of all collateral plus the amount in such segregated account exceeds 10% of the value of the Funds’ net assets.

This percentage may be varied by action of the Board of Trustees. No such percentage limitation applies to the Funds; however, assets of the Funds are segregated to cover any short sale obligations at all times. A short sale is "against the box" to the extent the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

Swap Agreements

The Funds may enter into interest rate, index and currency exchange rate swap agreements in an attempt to obtain a particular desired return at a lower cost to the Funds than if the Funds has invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. The Funds’ obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Funds’ obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Funds) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. government securities, or other liquid securities, to avoid leveraging of each Fund's portfolio. The Funds will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of each Fund's assets.

Whether the Funds’ use of swap agreements enhance the Funds’ total return will depend on the

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Advisor's ability correctly to predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Funds bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Advisor will cause the Funds to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the applicable Fund’s repurchase agreement guidelines. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect each Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Certain swap agreements are exempt from most provisions of the CEA and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations of the CFTC. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which include the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employees benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

Certain Investment Techniques and Derivatives Risk

When the Advisor uses investment techniques such as margin, leverage and short sales, and forms of financial derivatives, such as options and futures, an investment in the Funds may be more volatile than investments in other mutual funds. Although the intention is to use such investment techniques and derivatives to minimize risk to the Funds, as well as for speculative purposes, there is the possibility that improper implementation of such techniques and derivative strategies or unusual market conditions could result in significant losses to the Funds. Derivatives are used to limit risk in the Funds or to enhance investment return and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives involve special risks, including: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than each Fund's initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, or that penalties could be incurred for positions held less than the required minimum holding period, which could leave the Funds worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences. In addition, the use of derivatives for non-hedging purposes (that is, to seek to increase total return) is considered a speculative practice and may present an even greater risk of loss than when used for hedging purposes.

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Investment Restrictions

Each Fund has adopted the following investment restrictions that may not be changed without approval by a "majority of the outstanding shares" of the Fund which, as used in this SAI, means the vote of the lesser of (a) 67% or more of the shares of the Fund represented at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund.

1. Borrowing Money. Each Fund will not borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made.

2. Senior Securities. Each Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3. Underwriting. each Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4. Real Estate. Each Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5. Commodities. Each Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling commodity options, options on commodity futures or commodity futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies, which are engaged in a commodities business or have a significant portion of their assets in commodities.

6. Loans. Each Fund will not make loans to other persons, except: (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7. Concentration. The Macro ETF and International ETF will not invest 25% or more of its total assets in a particular industry or group of industries. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto. The Reverse ETF will not concentrate its investments (i.e., hold more than 25% of its total assets) in any industry or group of related industries, except that the Fund will concentrate to approximately the same extent that the Index concentrates in the securities of such particular industry or group of related industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and tax-exempt securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

If a restriction on a Fund's investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Fund's investment portfolio, resulting from changes in the value of the Fund's total assets, will not be considered a violation of the restriction; provided, however, that the

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asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

Policies and Procedures for Disclosure of Portfolio Holdings

The Trust has adopted a policy regarding the disclosure of information about each Fund's portfolio holdings. These policies and procedures are designed to ensure that such disclosure is in the best interests of the Funds and their shareholders. The Trust’s policy is: The Trust and its service providers may not receive compensation or any other consideration (which includes any agreement to maintain assets in the Funds or in other investment companies or accounts managed by the Advisor or any affiliated person of the Advisor) in connection with the disclosure of portfolio holdings information of the Funds. The Trust’s policy is implemented and overseen by the Chief Compliance Officer of the Trust, subject to the oversight of the Board. Periodic reports regarding these procedures will be provided to the Board. The Trust, the Advisor, and Northern Lights Distributors, LLC (the “Distributor”) will not disseminate non-public information concerning the Trust. The Board must approve all material amendments to this policy.

Each business day, each Fund’s portfolio holdings information will generally be provided for dissemination through the facilities of the National Securities Clearing Corporation ("NSCC") and/or other fee-based subscription services to NSCC members and/or subscribers to those other fee-based subscription services, including Authorized Participants (as defined below), and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of the Funds in the secondary market. This information typically reflects each Fund’s anticipated holdings as of the next Business Day (as defined below).

Access to information concerning each Fund's portfolio holdings may be permitted to personnel of third party service providers, including the Custodian, transfer agent, auditors and counsel, as may be necessary to conduct business in the ordinary course in a manner consistent with such service providers' agreements with the Trust on behalf of the Funds.

Each Fund discloses on the Advisor’s website at www.ArrowFunds.com at the start of each Business Day the identities and quantities of the securities and other assets held by each Fund that will form the basis of each Fund’s calculation of its NAV on that Business Day. The portfolio holdings so disclosed will be based on information as of the close of business on the prior Business Day and/or trades that have been completed prior to the opening of business on that Business Day and that are expected to settle on that Business Day. The Funds may also concurrently disclose this portfolio holdings information directly to ratings agencies on a daily basis.

Quarterly Portfolio Schedule. The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of each Fund's portfolio holdings with the SEC on Form N-PORT. The Trust will also disclose a complete schedule of each Fund's portfolio holdings with the SEC on Form N-CSR after its second and fourth quarters.

Form N-PORT and Form N-CSR for the Funds are available on the SEC's website at www.sec.gov. The Fund's Form N-PORT and Form N-CSR are available without charge, upon request, by calling 1-877-277-6933 or by writing to: Arrow Funds, c/o Gemini Fund Services, LLC, 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474.

Management

The business of the Trust is managed by the Advisor under the direction of the Board in accordance with the Trust Instrument and the Trust’s By-laws (the “Governing Documents”), which have been filed with the SEC and are available upon request. The Board consists of four (4) individuals, three (3) of whom are not “interested persons” (as defined under the 1940 Act) of the Trust or the Advisor (“Independent Trustees”). Pursuant to the Governing Documents, the Trustees shall elect officers including, but not limited to, a President, a Treasurer, a Secretary, and a Chief Compliance Officer.

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The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the judgment of the Board, are necessary or incidental to carry out any of the Trust’s purposes. The Trustees, officers, and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

Board Leadership Structure

Board members who are Independent Trustees currently constitute three-quarters of the Board. Joseph Barrato is considered an interested Trustee and serves as Chairman of the Board. The Chairman’s responsibilities include: presiding at all meetings of the Board; and serving as a liaison between the other Trustees, Trust officers, management personnel and counsel. The Board believes that having an interested Chairman, who is familiar with the Advisor and its operations, while also having three-quarters of the Board composed of Independent Trustees, strikes an appropriate balance that allows the Board to benefit from the insights and perspective of a representative of management while empowering the Independent Trustees with the ultimate decision-making authority. The Board does not believe that an independent Chairman would enhance the Board’s effectiveness, as the relatively small size of the Board allows for diverse viewpoints to be shared and for effective communications between and among Independent Trustees and management so that meetings proceed efficiently. Independent Trustees have effective control over the Board’s agenda because they form a majority of the Board and can request presentations and agenda topics at Board meetings. For these reasons, the Board also determined not to appoint a lead Independent Trustee.

The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a charter or procedures approved by the Board that delineates the specific responsibilities of that committee. The Board has established one standing committees: the Audit Committee. The members and responsibilities of each Board committee are summarized below.

The Board holds four regularly scheduled in-person or telephonic meetings each year. The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. The Independent Trustees also hold at least one executive session each year, during which management is not present and may hold special meetings, as needed, either in person or by telephone. During the COVID-19 pandemic, the Trust has operated pursuant to orders issued by the SEC that allow investment companies to make in-person approvals at meetings that were not held in person so long as those actions are ratified at a subsequent in person meeting.

Board Risk Oversight

The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial and reporting risk within its area of responsibilities. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications.

Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.

Mr. Barrato is a founding member of the Advisor. He has over 25 years of experience in the investment management industry, including six years with Rydex Investments, where he was responsible for the firm's research and developed momentum models with the Rydex sector funds. Prior to Rydex, Mr. Barrato spent 12 years at the Federal Reserve Board of Governors, as an analyst and senior financial examiner. He holds a bachelor's degree in business administration from The

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George Washington University, where he majored in finance and minored in accounting. Mr. Barrato's experience in the investment management industry gives him a strong understanding of the operational issues facing mutual funds and the regulatory framework under which investment companies must operate.

Robert Andrialis has more than 50 years of experience in the financial services and business management. He served as a president and senior executive of various organizations in the financial services industry and founded Berwick Capital. Mr. Andrialis’ experience in the financial services industry, coupled with his extensive leadership experience, gives him a strong understanding of the operational and management issues facing mutual funds and makes him well qualified to serve as a Trustee to the Trust.

Paul Montgomery is the principal owner and managing member of Theta Investment Research, LLC, an independent research firm focused on the management of alternative investments. He has over ten years of experience in the investment management industry. Mr. Montgomery holds a bachelor of art degree in psychology from The King's College. Mr. Montgomery's experience in the investment management industry gives him a strong understanding of the operational issues facing mutual funds and the regulatory framework under which investment companies must operate.

Thomas Sarkany is qualified to serve as a Trustee based on his experience in various business and consulting positions, and through his experience from service as a board member of the Trust and other investment companies. His ability to perform his duties effectively also has been enhanced by his educational background and professional training. In addition to his service as a Trustee of the Trust, Mr. Sarkany serves as a trustee of other registered mutual fund trusts and has previously served as a director of certain public companies.

The Trust does not believe any one factor is determinative in assessing a Trustee's qualifications, but that the collective experience of each Trustee makes them each highly qualified. Unless otherwise noted, the address of each Trustee and Officer is 6100 Chevy Chase Drive, Suite 100, Laurel, MD 20707. The following individuals serve as Trustees and officers of the Trust:

Independent Trustees

Name, Address, and Year of Birth	Position(s)/Term of Office(1)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held by Trustee
Robert Andrialis Born in 1944	Trustee since 2014	Independent Consultant (2016 – present); Advisor, INDXX, LLC (2014 – 2016).	9	Arrow ETF Trust
Paul Montgomery Born in 1953	Trustee since 2011	Director of Research, Scotia Partners, LLC (2012 - present).	9	Arrow ETF Trust
Thomas Sarkany Born in 1946	Trustee since 2014	Founder and President, TTS Consultants, LLC (2010 – present).	9	Arrow ETF Trust, Northern Lights Fund Trust II, Northern Lights Fund Trust IV; Aquila Distributors, LLC

(1) The term of office for each Trustee will continue indefinitely until the individual resigns or is removed.

(2) The "Fund Complex" includes Arrow ETF Trust, a registered management investment company,

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in addition to the Trust.

Interested Trustees and Officers

Name, Address, and Year of Birth	Position(s)/Term of Office(1)	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Fund Complex Overseen by Trustee (2)	Other Directorships Held by Trustee
Joseph Barrato* Born in 1965	Chairman of the Board, Trustee, President, and Principal Executive Officer since 2011	Founder and Chief Executive Officer, Arrow Investment Advisors, LLC (2006- present).	9	Arrow ETF Trust
Sothara Chin Born in 1966	Chief Compliance Officer since 2018; Previously from 2011-2015	Managing Partner of Fit Compliance, LLC (2017 - present); Chief Operations Officer and Chief Compliance Officer, ImpactUs Marketplace, LLC (2015-2017).	N/A	N/A
Timothy Burdick 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474 Born in 1986	Secretary since 2020	Assistant Vice President, Gemini Fund Services, LLC (2019 – present); Senior Program Compliance Manager, CJ Affiliate (2016-2019).	N/A	N/A
Sam Singh 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474 Born in 1976	Principal Financial Officer and Treasurer since 2013	Vice President, Gemini Fund Services, LLC (2015 - present).	N/A	N/A

* Joseph Barrato is considered to be an “interested person” of the Trust, as that term is defined in the 1940 Act, because he is a controlling interest holder of the investment advisor to the Fund, Arrow Investment Advisors, LLC.

(1) The term of office for each Trustee will continue indefinitely until the individual resigns or is removed. Officers of the Trust are elected annually.

(2) The "Fund Complex" includes Arrow ETF Trust, a registered management investment company, in addition to the Trust.

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Board Committees

Audit Committee

The Board has an Audit Committee that consists of all the Trustees who are not "interested persons" of the Trust within the meaning of the 1940 Act. The Audit Committee's responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust's independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust's financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust's independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor's independence; and (v) considering the comments of the independent auditors and management's responses thereto with respect to the quality and adequacy of the Trust's accounting and financial reporting policies and practices and internal controls. The Audit Committee operates pursuant to an Audit Committee Charter. During the fiscal year ended July 31, 2020, the Audit Committee held three meetings.

Trustee Compensation

Each Trustee who is not affiliated with the Trust or Advisor will receive a quarterly fee of $4,166 from the Fund Complex (defined below) for his service as a Trustee of the Board of Trustees, as well as reimbursement for any reasonable expenses incurred attending meetings of the Board of Trustees. The "interested persons" who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

The table below details the amount of compensation the Trustees received from the Trust during the fiscal year ended July 31, 2020. The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name	Aggregate Compensation from the Funds(1)	Pension or Retirement Benefits Accrued as Part of the Funds’ Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Funds and Fund Complex(2) Paid to Trustees
Joseph Barrato*	$0	$0	$0	$0
Robert S. Andrialis	Macro ETF: $5,137 International ETF: $5,137 Reverse ETF: $0	$0	$0	$16,664
Paul Montgomery	Macro ETF: $5,137 International ETF: $5,137 Reverse ETF: $0	$0	$0	$16,664
Thomas T. Sarkany	Macro ETF: $5,137 International ETF: $5,137 Reverse ETF: $0	$0	$0	$16,664

* Joseph Barrato is considered to be an "interested person" of the Trust, as that term is defined in the 1940 Act, because he is a controlling interest holder of the investment advisor to the Fund, Arrow Investment Advisors, LLC.

(1) There are multiple series comprising the Trust. Trustees' fees are allocated equally to each Fund

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in the Trust on a pro rata basis, based on the Fund’s net assets.

(2) The term “Fund Complex” refers to the Trust and Arrow ETF Trust.

Trustee Ownership

The following table indicates the dollar range of equity securities that each Trustee beneficially owned in the Funds as of December 31, 2020.

Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies(1)
Joseph Barrato*	Macro ETF - $1-10,000 International ETF – None Reverse ETF - None	Over $100,000
Robert S. Andrialis	None	None
Paul Montgomery	None	None
Thomas T. Sarkany	None	None

(1) The term “Family of Investment Companies” refers to the Trust and Arrow ETF Trust

* Joseph Barrato is considered to be an "interested person" of the Trust, as that term is defined in the 1940 Act, because he is a controlling interest holder of the investment Advisor to the Fund, Arrow Investment Advisors, LLC.

Management Ownership

As of March 15, 2021, the Trustees and officers, as a group, owned less than 1% of the outstanding shares of each Fund.

Control Persons and Principal Holders

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a fund or acknowledges the existence of such control. A shareholder owning of record or beneficially more than 25% of a Fund's outstanding shares may be considered a controlling person. That shareholder's vote could have more significant effect on matters presented at a shareholder's meeting than votes of other shareholders. Although the Trust does not have information concerning the beneficial ownership of shares held in the names of Authorized Participants, as of March 15, 2021, the following shareholders of record owned 5% or more of the outstanding shares of the Funds:

Macro ETF:

Name and Address of Beneficial Owner	Percentage of Outstanding Shares to Fund Owned
Bank of America Jacksonville, FL	24.9%
TD Ameritrade Clearing, Inc. Bellevue, NE	15.5%
National Financial Services, LLC Boston, MA	14.2%
TD Prime Services, LLC New York City, NY	12.1%
Charles Schwab & Co., Inc. San Francisco, CA	10.3%
Pershing, LLC Jersey City, NJ	8.2%
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Merrill Lynch Pierce Fenner & Smith Jacksonville, FL	5.3%

International ETF:

Name and Address of Beneficial Owner	Percentage of Outstanding Shares to Fund Owned
MUFG Union Bank, N.A. New York, NY	74.8%
Goldman Sachs & Co. LLC Jersey City, NJ	8.5%
JPMorgan Chase & Co. Newark, DE	5.8%

Investment Advisor

Investment Advisor and Investment Advisory Agreement

The Advisor of each Fund is Arrow Investment Advisors, LLC, located at 6100 Chevy Chase Drive, Suite 100, Laurel, MD 20707. Mr. Jacob Griffith and Mr. Joseph Barrato are the controlling shareholders of the Advisor.

Macro ETF and International ETF

Pursuant to the investment advisory agreement (the “Advisory Agreement”) with the Trust, on behalf of the Macro ETF and the International ETF, the Advisor, subject to the supervision of the Board, and in conformity with the stated policies of each Fund, manages the operations of each Fund.

Under the Advisory Agreement, the Advisor, agrees to invest the assets of each Fund in accordance with applicable law and the investment objective, policies and restrictions set forth in the Fund’s current Prospectus and SAI, and subject to such further limitations as the Trust may from time to time impose by written notice to the Advisor. The Advisor shall act as the investment advisor to each Fund and, as such shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities here under, (ii) formulate a continuing program for the investment of the assets of each Fund in a manner consistent with its investment objective, policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by each Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Advisor will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the Advisor with research, analysis, advice and similar services and pay such brokers in return a higher commission or spread than may be charged by other brokers. The Advisor also provides the Funds with all necessary office facilities and personnel for servicing each Fund’s investments, compensates all officers, Trustees and employees of the Trust who are officers, directors or employees of the Advisor, and all personnel of the Funds or the Advisor performing services relating to research, statistical and investment activities. A summary of the Board of Trustees deliberations in approving the Advisory Agreement is included in the respective Fund’s semi-annual report to shareholders for the period ended January 31, 2020.

The following table sets forth the annual management fee rate payable by each Fund to the Advisor pursuant to the Advisory Agreement, expressed as a percentage of the Fund's average daily net assets:

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Fund	Total Management Fee
Macro ETF	0.90%
International ETF	0.70%

For its services to the Funds, the Advisor is entitled to receive an annual fee equal to the percentages of each Fund’s average daily net assets in the table above. In addition to investment advisory fees, each Fund pays other expenses including costs incurred in connection with the maintenance of its securities law registration, printing and mailing prospectuses and statements of additional information to shareholders, certain financial accounting services, taxes or governmental fees, custodial, transfer and shareholder servicing agent costs, expenses of outside counsel and independent accountants, preparation of shareholder reports and expenses of trustee and shareholders meetings.

Expense Limitation Agreement

The Advisor has contractually agreed to waive its fees and/or reimburse expenses of the Macro ETF until November 30, 2021 and the International ETF until December 31, 2021 to ensure that each Fund's Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement (exclusive of any front-end or contingent deferred sales loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, underlying fund fees and expenses, foreign custody transaction costs and foreign account set up fees and extraordinary expenses, such as litigation) will not exceed 1.40% of the Macro ETF’s net assets and 0.95% of the International ETF’s net assets. This agreement may be terminated by the Board of Trustees on 60 days’ written notice. The fee waiver and expense reimbursement are subject to possible recoupment from each Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limit. Fee waiver and reimbursement arrangements can decrease a Fund’s expenses and increase its performance.

Expenses not expressly assumed by the Advisor under the Advisory Agreement are paid by the Trust. Under the terms of the Advisory Agreement, the Trust is responsible for the payment of the following expenses among others: (a) the fees payable to the Advisor, (b) the fees and expenses of Trustees who are not affiliated persons of the Advisor or Distributor (c) the fees and certain expenses of the Custodian and transfer and dividend disbursing agent (, including the cost of maintaining certain required records of the Trust and of pricing the Trust's shares, (d) the charges and expenses of legal counsel and independent accountants for the Trust, (e) brokerage commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities transactions, (f) all taxes and corporate fees payable by the Trust to governmental agencies, (g) the fees of any trade association of which the Trust may be a member, (h) the cost of share certificates representing shares of the Trust, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC, qualifying its shares under state securities laws, including the preparation and printing of the Trust's registration statements and prospectuses for such purposes, (k) all expenses of shareholders and Trustees' meetings (including travel expenses of trustees and officers of the Trust who are directors, officers or employees of the Advisor) and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders and (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business.

The Advisory Agreement continued in effect for two (2) years initially and thereafter continues from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Trustees or the vote of a majority of the outstanding shares of the Fund. The Advisory Agreement may be terminated without penalty on 60 days' written notice by a vote of a majority of the Trustees or by the Advisor, or by holders of a

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majority of that Trust's outstanding shares. The Advisory Agreement shall terminate automatically in the event of its assignment.

The following table provides information about the advisory fees paid by the Funds to the Advisor during the last three fiscal years:

Macro ETF

Fiscal Year Ended	Management Fee	Fees Earned by the Advisor	Advisory Fees Waived	Net Fees Earned by the Advisor	Expense Reimbursed
July 31, 2018	1.00%	$78,002	$45,154	$32,848	-
July 31, 2019	1.00%	$54,641	$49,234	$5,407	-
July 31, 2020	1.00%	$43,144	$42,262	$882	-

International ETF

Fiscal Year Ended	Management Fee	Fees Earned by the Advisor	Advisory Fees Waived	Net Fees Earned by the Advisor	Expense Reimbursed
July 31, 2018	0.70%	$49,516	$49,516	$0	$26,456
July 31, 2019	0.70%	$116,647	$116,647	$0	$4,879
July 31, 2020	0.70%	$76,495	$76,495	$0	$35,764

Reverse ETF

Pursuant to an Investment Advisory Agreement between the Trust, on behalf of the Reverse ETF and the Advisor (the “Reverse Advisory Agreement”), the Advisor provides investment advice to the Reverse ETF and oversees the day-to-day operations of the Reverse ETF, subject to the direction and control of the Board and the officers of the Trust. The Advisor is responsible for trading portfolio securities on behalf of the Reverse ETF, including selecting broker-dealers to execute purchase and sale transactions, subject to the oversight of the Board. Under the Reverse Advisory Agreement, the Advisor is also responsible for arranging transfer agency, custody, fund administration, securities lending, accounting, distribution, and other services necessary for the Reverse ETF to operate. The Advisor administers the Reverse ETF’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services. The Advisor bears the costs of all advisory and non-advisory services required to operate the Reverse ETF, in exchange for a single unitary management fee from the Reverse ETF. For the services it provides to the Reverse ETF, the Reverse ETF pays the Advisor a unitary management fee of 0.294%, which is calculated daily and paid monthly, at an annual rate based on the Reverse ETF’s average daily net assets.

Under the Reverse Advisory Agreement, the Advisor has agreed to pay all expenses of the Reverse ETF, except for the advisory fee, acquired fund fees and expenses, payments under each Fund’s 12b-1 plan, brokerage expenses, taxes, interest (including borrowing costs and dividend expenses on securities sold short), litigation expense and other extraordinary expenses (including litigation to which the Fund may be a party and indemnification of the Trustees and officers with respect thereto).

The Reverse Advisory Agreement will continue in force for an initial period of two years. Thereafter, the Reverse Advisory Agreement will be renewable from year to year with respect to the Reverse

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ETF, so long as its continuance is approved at least annually (1) by the vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of the Advisor or the Trust; and (2) by the majority vote of either the full Board or the vote of a majority of the outstanding Shares. The Reverse Advisory Agreement automatically terminates on assignment and is terminable on a 60-day written notice either by the Trust or the Advisor.

The following table provides information about the advisory fees paid by the Predecessor Fund to CSat Investment Advisory, L.P., doing business as Exponential ETFs (the “Predecessor Advisor”) during the last three fiscal years:

Fund	Period Ended September 30
	2018	2019	2020
Predecessor Fund	$9,634*	$25,413	$30,344

*For the fiscal period October 31, 2017 (commencement of operations) through September 30, 2018.

Codes of Ethics

The Trust, the Advisor and the Distributor each have adopted codes of ethics under Rule 17j-1 under the 1940 Act that governs the personal securities transactions of their respective board members, officers and employees who may have access to current trading information of the Trust. Under the code of ethics adopted by the Trust, the Trustees are permitted to invest in securities that may also be purchased by the Funds.

In addition, the Trust has adopted a code of ethics that applies only to the Trust's executive officers and senior officers (the “Code”) to ensure that these officers promote professional conduct in the practice of corporate governance and management. The purpose behind these guidelines is to promote i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; ii) full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the SEC and in other public communications made by the Funds; iii) compliance with applicable governmental laws, rule and regulations; iv) the prompt internal reporting of violations of this Code to an appropriate person or persons identified in the Code; and v) accountability for adherence to the Code.

Proxy Voting Policies

The Board has adopted Proxy Voting Policies and Procedures ("Policies") on behalf of the Trust, which delegate the responsibility for voting proxies of securities held by the Funds to the Advisor, subject to the Board's continuing oversight. The Policies require that the Advisor vote proxies received in a manner consistent with the best interests of the Funds and their shareholders. The Policies also require the Advisor to present to the Board, at least annually, the Advisor's Proxy Policies and a record of each proxy voted by the Advisor on behalf of the Funds, including a report on the resolution of all proxies identified by the Advisor as involving a conflict of interest. A copy of the Advisor's Proxy Voting Policy is attached hereto as Appendix A.

More information. Information regarding how the Funds voted proxies relating to portfolio securities held by the Funds during the most recent 12-month period ending June 30 will be available (1) without charge, upon request, by calling the Trust’s at 1-877-277-6933; and (2) on the SEC’s website at www.sec.gov. In addition, a copy of Trust’s proxy voting policies and procedures are also available by calling 1-877-277-6933 and will be sent within three business days of receipt of a request.

Portfolio Managers

Security selections for each Fund are made by a team that consists of the portfolio managers and analysts. The members of the team who are jointly and primarily responsible for the day-to-day

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management of the Funds are Joseph Barrato, Jon Guyer, and Amit Gutt. As of March 31, 2021, each was responsible for the management of the following types of accounts. None of the accounts are subject to performance based fees.

Account Type	Number of Accounts by Account Type	Total Assets by Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets by Account Type Subject to a Performance Fee
Joseph Barrato
Registered Investment Companies	8	$309,045,197	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Account Type	Number of Accounts by Account Type	Total Assets by Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets by Account Type Subject to a Performance Fee
Jonathan S. Guyer
Registered Investment Companies	8	$309,045,197	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Account Type	Number of Accounts by Account Type	Total Assets by Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets by Account Type Subject to a Performance Fee
Amit Gutt
Registered Investment Companies	8	$309,045,197	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Conflicts of Interest

As indicated in the tables above, portfolio managers may manage numerous accounts for multiple clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio.

When a portfolio manager has responsibility for managing more than one account, potential conflicts

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of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, the Advisor may receive fees from certain accounts that are higher than the fee it receives from its managed Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio manager may have an incentive to favor the higher and/or performance-based fee accounts over his managed Fund. When allocating investments among client accounts, the portfolio managers have the fiduciary obligation to treat each client equally, regardless of account size or fees paid. All clients at the same custodian (or trading desk) receive the same average price for each transaction. When multiple trading desks or custodians are used to execute transactions, the portfolio managers execute the trades in such a fashion as to ensure no client grouping consistently receives preferential treatment. When trades in the same security must be executed over multiple days, the portfolio managers execute the trades in a random order to ensure no client grouping consistently receives preferential treatment.

"Cross trades" in which a portfolio manager sells a particular security held by a Fund to another account managed by the Advisor, (potentially saving transaction costs for both accounts), could involve a potential conflict of interest if, for example, a portfolio manager is permitted to sell a security from one account to another account at a higher price than the independent third party would pay.

The Advisor and the Funds have adopted compliance procedures that provide that any transactions between a Fund and another account managed by the Advisor are to be made at an independent current market price, consistent with applicable laws and regulation.

Compensation

As the Chief Executive Officer and Portfolio Manager, Mr. Barrato receives a fixed base salary and discretionary bonus from the Advisor. Messrs. Guyer and Gutt both receive a fixed base salary and discretionary bonus from the Advisor.

Ownership

The following table shows the dollar range of equity securities beneficially owned by the portfolio managers in the Funds as of March 31, 2021.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Macro ETF
Joseph Barrato	$1-10,000
Jonathan S. Guyer	None
Amit Gutt	None

Name of Portfolio Manager	Dollar Range of Equity Securities in the International ETF
Joseph Barrato	None
Jonathan S. Guyer	None
Amit Gutt	None

Name of Portfolio Manager	Dollar Range of Equity Securities in the Reverse ETF
Joseph Barrato	None
Jonathan S. Guyer	None
Amit Gutt	None

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Organization and Management of Wholly-Owned Subsidiary

With respect to the Macro ETF, the Fund may invest up to 25% of its total assets in a Subsidiary. The Subsidiary is expected to invest primarily in commodity futures, as well as fixed-income securities and cash equivalents, which are intended to serve as margin or collateral for the Subsidiary’s investments in commodity futures.

The Subsidiary is a company organized under the laws of the Cayman Islands, whose registered office is located at the offices of c/o Maples and Calder, PO Box 309, Ugland House, South Church Street, George Town, Grand Cayman KY1-1104, Cayman Islands. Unless otherwise noted, the address of each Director is 6100 Chevy Chase Drive, Suite 100, Laurel, MD 20707. The Subsidiary's affairs are overseen by the Trust’s board of directors consisting of the following directors:

Name, Address, and Year of Birth	Position(s)/Term of Office*	Principal Occupation(s) During the Past 5 Years
Robert S. Andrialis Born in 1944	Director since 2014	Independent Consultant (2016 – present); Advisor, INDXX, LLC (2014 – 2016).
Paul Montgomery Born in 1953	Director since 2011	Director of Research, Scotia Partners, LLC (2012 - present).
Thomas T. Sarkany Born in 1946	Director since 2014	Founder and President, TTS Consultants, LLC (2010 – present).

* The term of office for each Director will continue indefinitely until the individual resigns or is removed.

The Subsidiary will enter into separate contracts with the Advisor for the management of the Subsidiary's portfolio. The Subsidiary will also entered into arrangements with the Fund’s custodian serve as the Subsidiary's custodian, and with the Fund’s transfer agent to serve as the Subsidiary's transfer agent.

The Subsidiary will bear the fees and expenses incurred in connection with the custody, transfer agency, and audit services that it receives. The Fund expects that the expenses borne by its Subsidiary will not be material in relation to the value of such Fund's assets. It is also anticipated that the Fund's own expense will be reduced to some extent as a result of the payment of such expenses at the Subsidiary level. It is therefore expected that the Fund's investment in its Subsidiary will not result in the Fund paying duplicative fees for similar services provided to the Fund and its Subsidiary.

Please refer to the section in this Statement of Additional Information titled "Tax Status -- Investment in Wholly-Owned Subsidiary" for information about certain tax aspects of the Fund’s investment in the Subsidiary.

Distribution of Shares

Northern Lights Distributors, LLC, located at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474 serves as the distributor for the Funds pursuant to an ETF Distribution Agreement with the Funds (the “Distribution Agreement”).  Archer Distributors, LLC, an affiliate of the Funds’ Investment Advisor (“Archer”) is also a party to the Distribution Agreement and provides marketing services to the Funds, including responsibility for all the Funds’ marketing and advertising materials.  The Distributor and Archer are each registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and are members of the. FINRA.  The offering of the Funds’ Shares are continuous, and the Distributor acts as an agent for the Funds. The Distributor will deliver a Prospectus to persons purchasing Shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it.

The Distributor has no role in determining the investments or investment policies of the Funds. The Distribution Agreement provides that, unless sooner terminated, it will continue in effect for two years

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initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not parties to the Distribution Agreement or the Trust’s distribution plan or interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Distribution Agreement may at any time be terminated, without penalty by the Trust, by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding shares of the Trust on 60 days' written notice to the other party. The Distribution Agreement will automatically terminate in the event of its assignment. The Funds do not pay the Distributor any fees under the Distribution Agreement. However, the Advisor pays an annual fee to the Distributor plus reasonable out-of-pocket expenses incurred by Distributor in connection with activities performed for the Funds, including, without limitation, printing and distribution of prospectuses and shareholder reports, out of its own resources.

The Distributor did not receive any compensation from the Funds during the fiscal years ended July 31, 2018, 2019, and 2020.

Rule 12b-1 Plan

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act (“Plan”).  In accordance with its Plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities.  In addition, if the payment of management fees by the Funds are deemed to be indirect financing by the Funds of the distribution of its Shares, such payment is authorized by the Plan.  The Plan specifically recognizes that the Advisor and other persons may use management fee revenue, as well as past profits or other resources, to pay for expenses incurred in connection with providing services intended to result in the sale of Shares.  The Advisor and such other persons, as well as their affiliates, may pay amounts to third parties for distribution or marketing services on behalf of the Funds.  The making of the types of payments described in this paragraph could create a conflict of interest for the party receiving such payments.

The Plan was adopted in order to permit the implementation of each Fund’s method of distribution.  No fees are currently paid by the Funds under the Plan, and there are no current plans to impose such fees.  In the event such fees were to be charged, over time they would increase the cost of an investment in the Funds.

Under the Plan, the Trustees would receive and review at the end of each quarter a written report provided by the Distributor of the amounts expended under the Plan, if made, and the purpose for which such expenditures were made.

The Plan will remain in effect for a period of one year and is renewable from year to year with respect to the Funds, so long as its continuance is approved at least annually (1) by the vote of a majority of the Trustees and (2) by a vote of the majority of those Independent Trustees who have no direct or indirect financial interest in the Plan (“Rule 12b-1 Trustees”), cast in person at a meeting called for the purpose of voting on such approval.  The Plan may not be amended to increase materially the amount of fees paid by the Funds unless such amendment is approved by a 1940 Act majority vote of the outstanding Shares and by the Trustees in the manner described above.  The Plan is terminable with respect to the Funds at any time by a vote of a majority of the Rule 12b-1 Trustees or by a 1940 Act majority vote of the outstanding shares. There were no 12b-1 expenditures paid by the Funds (including the Predecessor Fund) during the fiscal years ended July 31, 2018, 2019, and 2020.

Allocation of Portfolio Brokerage

Portfolio changes will generally be implemented through in-kind transactions for Creation Units, however the Advisor may execute brokerage transactions for the Funds, and the Funds may incur brokerage commissions. Also, the Funds may accept cash as part or all of an in-kind creation or

37

redemption of a Creation Unit, in which case the Advisor may need to execute brokerage transactions for the Funds. The policy of the Advisor regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions under the circumstances. Consistent with this policy, when securities transactions are effected on a stock exchange, the Advisor's policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Advisor relies upon its experience and knowledge regarding commissions generally charged by various brokers. The sale of Shares by a broker-dealer is not a factor in the selection of broker-dealers.

In seeking to implement its policies, the Advisor effects transactions with those brokers and dealers that the Advisor believes provide the most favorable prices and are capable of providing efficient executions. The Advisor and its affiliates do not currently participate in soft dollar transactions.

The Advisor assumes general supervision over placing orders on behalf of the Funds for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities by the Funds and one or more other investment companies or clients supervised by the Advisor are considered at or about the same time, transactions in such securities are allocated among the Funds, the several investment companies and clients in a manner deemed equitable to all by the Advisor. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Funds. The primary consideration is prompt execution of orders at the most favorable net price under the circumstances.

Purchases and sales of fixed-income securities for the Funds usually are principal transactions and ordinarily are purchased directly from the issuer or from an underwriter or broker-dealer. The Funds do not usually pay brokerage commissions in connection with such purchases and sales, although purchases of new issues from underwriters of securities typically include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market-makers typically include a dealer's mark-up (i.e., a spread between the bid and the ask prices).

The brokerage commissions paid with respect to the Funds, are presented in the table below for the periods shown:

Fund	Period Ended July 31
	2018	2019	2020
Macro ETF	$3,675	$2,380	$1,854
International ETF	$18,927	$21,549	$18,257

Fund	Period Ended September 30
	2018	2019	2020
Reverse ETF*	$648**	$1,008	$3,828

*The information in this table reflects brokerage fees paid with respect to the Predecessor Fund.

**For the fiscal period October 31, 2017 (commencement of operations) through September 30, 2018.

Portfolio Turnover

Each Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by each Fund during the fiscal year. The calculation excludes from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which

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will be borne directly by the Fund. A 100% turnover rate would occur if all of the Fund's portfolio securities were replaced once within a one-year period.

The portfolio turnover with respect to each Fund, are presented in the table below for the periods shown:

Fund	Fiscal Year Ended July 31
	2019	2020
Macro ETF	174%	161%
International ETF	146%	182%

Fund	Fiscal Year Ended September 30
	2019	2020
Reverse ETF*	24%	42%

*The information in this table reflects the portfolio turnover with respect to the Predecessor Fund.

Other Service Providers

Fund Administration and Fund Accounting

The Administrator for the Fund is Gemini Fund Services, LLC (the "Administrator"), which has its principal office at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474, and is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. The Administrator is an affiliate of the Distributor.

Pursuant to a Fund Services Agreement with the Funds, the Administrator provides administrative services to the Funds, subject to the supervision of the Board. The Administrator may provide persons to serve as officers of the Funds. Such officers may be directors, officers or employees of the Administrator or its affiliates.

The Fund Services Agreement is dated September 29, 2014. The Fund Services Agreement remained in effect for two years from the date of its initial approval, and will remain in effect subject to annual approval of the Board for one-year periods thereafter. The Fund Services Agreement is terminable by the Board or the Administrator on ninety days' written notice and may be assigned provided the non-assigning party provides prior written consent. The Fund Services Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Administrator or reckless disregard of its obligations thereunder, the Administrator shall not be liable for any action or failure to act in accordance with its duties thereunder.

Under the Fund Services Agreement, the Administrator provides facilitating administrative services, including: (i) providing services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Funds; (ii) facilitating the performance of administrative and professional services to the Funds by others, including the Custodian; (iii) preparing, but not paying for, the periodic updating of the Funds’ Registration Statement, Prospectus and Statement of Additional Information in conjunction with Fund counsel, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, and preparing reports to the Funds’ shareholders and the SEC; (iv) preparing in conjunction with Fund counsel, but not paying for, all filings under the securities or "Blue Sky" laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Funds and/or its shares under such laws; (v) preparing notices and agendas for meetings of the Board and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; and (vi) monitoring daily and periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Internal Revenue Code and the Prospectus.

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The Administrator also provides the Funds with accounting services, including: (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Funds’ listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Funds; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Custodian and Advisor; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Funds.

For the services rendered to the Funds under the Fund Services Agreement, the Funds pay the Administrator the greater of an annual minimum fee or an asset based fee, which scales downward based upon net assets for fund administration and fund accounting services. The Funds also pays the Administrator for any out-of-pocket expenses. The fees paid by the Funds to the Administrator are presented in the table below for the periods shown:

Fund	Period Ended July 31
	2018	2019	2020
Macro ETF	$13,506	$10,179	$10,422
International ETF	$7,989	$22,360	$18,385

Fund	Period Ended September 30
	2018	2019	2020
Reverse ETF*	$97,378**	$102,183	$110,279

*The data reflects fees paid to the Predecessor Fund’s administrator and transfer agent by the Predecessor Advisor out of its unitary fee.

**For the fiscal period October 31, 2017 (commencement of operations) through September 30, 2018.

As of February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of the Administrator and the Distributor (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

Transfer Agent and Custodian

Brown Brothers Harriman & Co. (“BBH”) which has its principal office at 50 Post Office Square, Boston, MA 02110, acts as transfer, dividend disbursing, and shareholder servicing agent for the Funds and also serves as the custodian of each Fund’s assets pursuant to a Custodian and Transfer Agent Agreement by and between BBH and the Trust on behalf of the Funds. Under the Custodian and Transfer Agent Agreement, BBH, acting as each Fund’s transfer agent, is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations. Additionally, as Custodian, BBH’s responsibilities include safeguarding and controlling the Funds’ cash and securities, handling the receipt and delivery of securities, collecting interest and dividends on the Funds’ investments, maintaining original entry documents and books of record and general ledgers; posting cash receipts and disbursements; and maintaining records of purchases and sales based upon communications from the Advisor. The Funds may employ foreign sub-custodians that are approved by the Board to hold foreign assets.

The fees paid by the Funds to BBH are presented in the table below for the periods shown:

Fund	Periods Ended July 31
	2018	2019	2020
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Macro ETF	$10,111	$10,369	$9,721
International ETF	$6,241	$13,170	$13,862

Compliance Officer

Fit Compliance Services, LLC (“FIT”), c/o Arrow Investment Advisors, LLC located at 6100 Chevy Chase Drive, Suite 100, Laurel, MD 20707, provides a Chief Compliance Officer to the Trust as well as related compliance services pursuant to a consulting agreement between FIT and the Trust. FIT’s compliance services consist primarily of reviewing and assessing the policies and procedures of the Trust and its service providers pertaining to compliance with applicable federal securities laws, including Rule 38a-1 under the 1940 Act. For the compliance services rendered to the Funds, the Funds pay FIT a fixed fee based on the Funds’ assets under management.

Index Provider

With respect to the International ETF, the Fund is based upon the Dorsey Wright Country and Stock Momentum Index (the “DW Index”). The DW Index is calculated and maintained by Dorsey Wright & Associates (the “DW Index Provider”). The DW Index Provider is not affiliated with the Trust, the Advisor or the Distributor. No entity that creates, compiles, sponsors or maintains the DW Index is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Advisor, the Distributor or a promoter of the International ETF. Neither the Advisor nor any affiliate of the Advisor has any right to influence the selection of the securities in the Underlying Index.

The Reverse ETF seeks to track the Reverse Cap Weighted U.S. Large Cap Index (the “Reverse Cap Index”). The SFC Fund Ventures maintains the Reverse Cap Index.  The SFC Fund Ventures created and is responsible for maintaining and applying the rules-based methodology of the Reverse Cap Index. The Reverse Cap Index is calculated by an independent third-party calculation agent (the “Index Calculation Agent”) that is not affiliated with SFC Fund Ventures, the Reverse ETF, the Advisor, the Fund’s distributor, or any of their respective affiliates. The Index Calculation Agent provides information to the SFC Fund Ventures and the Reverse ETF about the Index constituents and does not provide investment advice with respect to the desirability of investing in, purchasing, or selling securities.

Description of Shares

Each share of beneficial interest of the Trust has one vote in the election of Trustees. Cumulative voting is not authorized for the Trust. This means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in that event, the holders of the remaining shares will be unable to elect any Trustees.

Shareholders of the Trust and any other future series of the Trust will vote in the aggregate and not by series except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interest of the shareholders of a particular series or classes. Matters such as election of Trustees are not subject to separate voting requirements and may be acted upon by shareholders of the Trust voting without regard to series. Each class of shares of the Funds may vote separately on matters related to its Rule 12b-1 Plan.

The Trust is authorized to issue an unlimited number of shares of beneficial interest. Each share has equal dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to any shares of the Funds. All shares issued are fully paid and non-assessable.

Anti-Money Laundering Program

The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by Section 352 the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). To ensure

41

compliance with this law, the Trust's Program is written and has been approved by the Board of Trustees. The Program provides for the development of policies, procedures and internal controls reasonably designed to prevent laundering, the designation of an anti-money laundering compliance officer who is responsible for implementing and monitoring the Program, ongoing anti-money laundering training for appropriate persons and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that Distributor and transfer agent have established reasonable anti-money laundering procedures, have reported suspicious and/or fraudulent activity and have completed thorough reviews of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

Broker-dealers and other financial intermediaries operate pursuant to their own anti-money laundering programs, and as a result of such program, a broker or financial intermediary may be required to "freeze" the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

Purchase, Redemption and Pricing of Shares

Calculation of Share Price

As indicated in the Prospectus under the heading "Net Asset Value," net asset value of the Funds’ shares is determined by dividing the total value of the Funds’ portfolio investments and other assets, less any liabilities, by the total number of shares outstanding of the Funds.

Generally, the Funds’ domestic securities (including underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges) are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the current bid price on such exchange. If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the Funds’ fair value committee in accordance with procedures approved by the Board and as further described below. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid price on such over-the-counter market.

Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Short-term investments having a maturity of 60 days or less may be generally valued at amortized cost when it approximated fair value.

Exchange traded options are valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the exchange on which such options are traded. If an acceptable quotation is unavailable for a particular contract, that contract will be priced at the mean of the valuations of the two most widely accepted and well documented methods for deriving prices for option contracts, the Black-Scholes model and the binomial model, as of the stock market close. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. Swap agreements and

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other derivatives are generally valued daily based upon quotations from market makers or by a pricing service in accordance with the valuation procedures approved by the Board.

Securities traded on a foreign exchange which has not closed by the Valuation Time or for which the official closing prices are not available at the time the NAV is determined may use alternative market prices provided by a pricing service. The Funds may use an independent pricing service to calculate the fair market value of foreign equity securities on a daily basis by applying valuation factors to the last sale price or the mean price as noted above. The fair market values supplied by the independent pricing service will generally reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or the value of other instruments that have a strong correlation to the fair-valued securities. The independent pricing service will also take into account the current relevant currency exchange rate. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign securities may trade on days when Fund shares are not priced, the value of securities held by the Funds can change on days when Fund shares cannot be redeemed or purchased.

In the event that a foreign security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Funds’ calculation of NAV), the security will be valued at its fair market value as determined in good faith by the Funds’ fair value committee in accordance with procedures approved by the Board as discussed below. Without fair valuation, it is possible that short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors.

Fair valuation of the Funds’ portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that it will prevent dilution of each Fund’s NAV by short-term traders. In addition, because the Funds may invest in underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of these portfolio securities may change on days when you may not be able to buy or sell Fund shares.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of each Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

Fund shares are valued at the close of regular trading on the Exchange (normally 4:00 p.m., Eastern time) (the "Exchange Close") on each day that the Exchange is open. For purposes of calculating the NAV, the Funds normally use pricing data for domestic equity securities received shortly after the Exchange Close and does not normally take into account trading, clearances or settlements that take place after the Exchange Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Funds or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day.

When market quotations are insufficient or not readily available, the Funds may value securities at fair value or estimate their value as determined in good faith by the Board or its designees, pursuant to procedures approved by the Board. Fair valuation may also be used by the Board if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

Creation Units

The Funds sell and redeem Shares in Creation Units on a continuous basis through the Distributor,

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without a sales load, at the NAV next determined after receipt of an order in proper form on any Business Day. A “Business Day” is any day on which the NYSE is open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

A Creation Unit, with respect to the Macro ETF, is an aggregation of 100,000 Shares, with respect to the International ETF, an aggregation of 50,000 Shares and with respect to the Reverse ETF, an aggregation of 50,000 Shares. The Board may declare a split or a consolidation in the number of Shares outstanding of the Funds or Trust, and make a corresponding change in the number of Shares in a Creation Unit.

Authorized Participants

To purchase or redeem any Creation Units, you must be, or transact through, an Authorized Participant. In order to be an Authorized Participant, you must be either a broker-dealer or other participant (“Participating Party”) in the Continuous Net Settlement System (“Clearing Process”) of the National Securities Clearing Corporation (“NSCC”) or a participant in DTC with access to the DTC system (“DTC Participant”), and you must execute an agreement (“Participant Agreement”) with the Distributor that governs transactions in each Fund’s Creation Units.

Investors who are not Authorized Participants but want to transact in Creation Units may contact the Distributor for the names of Authorized Participants. An Authorized Participant may require investors to enter into a separate agreement to transact through it for Creation Units and may require orders for purchases of shares placed with it to be in a particular form. Investors transacting through a broker that is not itself an Authorized Participant and therefore must still transact through an Authorized Participant may incur additional charges. There are expected to be a limited number of Authorized Participants at any one time.

Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor. Market disruptions and telephone or other communication failures may impede the transmission of orders.

Transaction Fees

A fixed fee payable to the Custodian is imposed on each creation and redemption transaction regardless of the number of Creation Units involved in the transaction (“Fixed Fee”). Purchases and redemptions of Creation Units for cash or involving cash-in-lieu (as defined below) are required to pay an additional variable charge to compensate the Funds and its ongoing shareholders for brokerage and market impact expenses relating to Creation Unit transactions (“Variable Charge,” and together with the Fixed Fee, the “Transaction Fees”). With the approval of the Board, the Advisor may waive or adjust the Transaction Fees, including the Fixed Fee and/or Variable Charge (shown in the table below), from time to time. In such cases, the Authorized Participant will reimburse the Funds for, among other things, any difference between the market value at which the securities and/or financial instruments were purchased by the Funds and the cash-in-lieu amount, applicable registration fees, brokerage commissions and certain taxes.

In addition, purchasers of Creation Units are responsible for the costs of transferring the Deposit Securities to the account of the Funds.

Investors who use the services of a broker, or other such intermediary may be charged a fee for such services. The Transaction Fees for the Funds are listed in the table below.

Fund	Fee for In-Kind and Cash Purchases	Maximum Additional Variable Charge for Cash Purchases*
Macro ETF	$500	2.00%
International ETF	$1,100	-
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Reverse ETF	$500	2.00%

*As a percentage of the amount invested.

The Clearing Process

Transactions by an Authorized Participant that is a Participating Party using the NSCC system are referred to as transactions “through the Clearing Process.” Transactions by an Authorized Participant that is a DTC Participant using the DTC system are referred to as transactions “outside the Clearing Process.” The Clearing Process is an enhanced clearing process that is available only for certain securities and only to DTC participants that are also participants in the Continuous Net Settlement System of the NSCC. In-kind (portions of) purchase orders not subject to the Clearing Process will go through a manual clearing process run by DTC. Portfolio Deposits that include government securities must be delivered through the Federal Reserve Bank wire transfer system (“Federal Reserve System”). Each Fund’s Deposits that include cash may be delivered through the Clearing Process or the Federal Reserve System. In-kind deposits of securities for orders outside the Clearing Process must be delivered through the Federal Reserve System (for government securities) or through DTC (for corporate securities).

Foreign Securities

Because the portfolio securities of the Funds may trade on days that the Exchange is closed or are otherwise not Business Days for the Fund, shareholders may not be able to redeem their shares of the Funds, or to purchase or sell shares of the Funds on the Exchange, on days when the NAV of the Funds could be significantly affected by events in the relevant foreign markets.

Purchasing Creation Units

Portfolio Deposit

The consideration for a Creation Unit generally consists of the Deposit Securities and a Cash Component. Together, the Deposit Securities and the Cash Component constitute the “Portfolio Deposit.” The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit and the Deposit Securities. Thus, the Cash Component is equal to the difference between (x) the net asset value per Creation Unit of the Funds and (y) the market value of the Deposit Securities. If (x) is more than (y), the Authorized Participant will pay the Cash Component to the Funds. If (x) is less than (y), the Authorized Participant will receive the Cash Component from the Funds.

On each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time), the Advisor through the Custodian makes available through NSCC the name and amount of each Deposit Security in the current Portfolio Deposit (based on information at the end of the previous Business Day) for the Funds and the (estimated) Cash Component, effective through and including the previous Business Day, per Creation Unit. The Deposit Securities announced are applicable to purchases of Creation Units until the next announcement of Deposit Securities.

Payment of any stamp duty or the like shall be the sole responsibility of the Authorized Participant purchasing a Creation Unit. The Authorized Participant must ensure that all Deposit Securities properly denote change in beneficial ownership.

Custom Orders and Cash-in-lieu

The Funds may, in its sole discretion, permit or require the substitution of an amount of cash (“cash-in-lieu”) to be added to the Cash Component to replace any Deposit Security. The Funds may permit or require cash-in-lieu when, for example, a Deposit Security may not be available in sufficient quantity for delivery or may not be eligible for transfer through the systems of DTC or the Clearing Process. Similarly, the Funds may permit or require cash in lieu of Deposit Securities when, for example, the Authorized Participant or its underlying investor is restricted under U.S. or local

45

securities laws or policies from transacting in one or more Deposit Securities. The Funds will comply with the federal securities laws in accepting Deposit Securities including that the Deposit Securities are sold in transactions that would be exempt from registration under the Securities Act. All orders involving cash-in-lieu are considered to be “Custom Orders.”

Purchase Orders

To order a Creation Unit, an Authorized Participant must submit an irrevocable purchase order to the Distributor.

Timing of Submission of Purchase Orders

An Authorized Participant must submit an irrevocable purchase order no later than the earlier of (i) 4:00 p.m. Eastern Time or (ii) the closing time of the bond markets and/or the trading session on the Exchange, on any Business Day in order to receive that Business Day’s NAV (“Cut-off Time”). The Cut-off Time for Custom Orders is generally two hours earlier.

The Business Day the order is deemed received by the Distributor is referred to as the “Transmittal Date.” An order to create Creation Units is deemed received on a Business Day if (i) such order is received by the Distributor by the Cut-off Time on such day and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Persons placing or effectuating custom orders and/or orders involving cash should be mindful of time deadlines imposed by intermediaries, such as DTC and/or the Federal Reserve Bank wire system, which may impact the successful processing of such orders to ensure that cash and securities are transferred by the “Settlement Date,” which is generally the Business Day immediately following the Transmittal Date (“T+1”) for cash and the second Business Day following the Transmittal Date for securities (“T+2”).

Orders Using the Clearing Process

If available, (portions of) orders may be settled through the Clearing Process. In connection with such orders, the Distributor transmits, on behalf of the Authorized Participant, such trade instructions as are necessary to effect the creation order. Pursuant to such trade instructions, the Authorized Participant agrees to deliver the requisite Portfolio Deposit to the Funds, together with such additional information as may be required by the Distributor. Cash Components will be delivered using either the Clearing Process or the Federal Reserve System.

Orders Outside the Clearing Process

If the Clearing Process is not available for (portions of) an order, Portfolio Deposits will be made outside the Clearing Process. Orders outside the Clearing Process must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will be effected through DTC. The Portfolio Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of Deposit Securities (whether standard or custom) through DTC to the Funds account by 11:00 a.m., Eastern time, on T+1. The Cash Component, along with any cash-in-lieu and Transaction Fee, must be transferred directly to the Custodian through the Federal Reserve System in a timely manner so as to be received by the Custodian no later than 12:00 p.m., Eastern Time, on T+1. If the Custodian does not receive both the Deposit Securities and the cash by the appointed time, the order may be canceled. A canceled order may be resubmitted the following Business Day but must conform to that Business Day’s Portfolio Deposit. Authorized Participants that submit a canceled order will be liable to the Funds for any losses incurred by the Funds in connection therewith.

Orders involving foreign Deposit Securities are expected to be settled outside the Clearing Process. Thus, upon receipt of an irrevocable purchase order, the Distributor will notify the Advisor and the Custodian of such order. The Custodian, who will have caused the appropriate local sub-custodian(s) of the Funds to maintain an account into which an Authorized Participant may deliver Deposit

46

Securities (or cash-in-lieu), with adjustments determined by the Funds, will then provide information of the order to such local sub-custodian(s). The ordering Authorized Participant will then deliver the Deposit Securities (and any cash-in-lieu) to the Fund’s account at the applicable local sub-custodian. The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to the Funds, immediately available or same day funds in U.S. dollars estimated by the Funds to be sufficient to pay the Cash Component and Transaction Fee. When a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period. Settlement must occur by 2:00 p.m., Eastern Time, on the contractual settlement date.

Acceptance of Purchase Order

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Funds. Each Fund’s determination shall be final and binding.

The Funds reserve the absolute right to reject or revoke acceptance of a purchase order transmitted to it by the Distributor if (a) the order is not in proper form; (b) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Funds; (c) the Deposit Securities delivered do not conform to the Deposit Securities for the applicable date; (d) acceptance of the Deposit Securities would have certain adverse tax consequences to the Funds; (e) the acceptance of the Portfolio Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Portfolio Deposit would otherwise, in the discretion of the Trust, Funds or the Advisor, have an adverse effect on the Trust, Funds or the rights of beneficial owners; or (g) in the event that circumstances outside the control of the Trust, the Distributor and the Advisor make it for all practical purposes impossible to process purchase orders. Examples of such circumstances include acts of God; public service or utility problems resulting in telephone, telecopy or computer failures; fires, floods or extreme weather conditions; market conditions or activities causing trading halts; systems failures involving computer or other informational systems affecting the Trust, the Distributor, DTC, NSCC, the Advisor, the Custodian, a sub-custodian or any other participant in the creation process; and similar extraordinary events. The Distributor shall notify an Authorized Participant of its rejection of the order. The Funds, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Portfolio Deposits, and they shall not incur any liability for the failure to give any such notification.

Issuance of a Creation Unit

Once a Fund has accepted an order, upon next determination of the Fund’s NAV, the Fund will confirm the issuance of a Creation Unit, against receipt of payment, at such NAV. The Distributor will transmit a confirmation of acceptance to the Authorized Participant that placed the order.

Except as provided below, a Creation Unit will not be issued until the Fund obtains good title to the Deposit Securities and the Cash Component, along with any cash-in-lieu and Transaction Fee. The delivery of Creation Units will generally occur no later than T+2. In certain cases, Authorized Participants will create and redeem Creation Units on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis. With respect to orders involving foreign Deposit Securities, when the applicable local sub-custodian(s) have confirmed to the Custodian that the Deposit Securities (or cash-in-lieu) have been delivered to each Fund’s account at the applicable local sub-custodian(s), the Distributor and the Advisor shall be notified of such delivery, and the Funds will issue and cause the delivery of the Creation Unit. While, as stated above, Creation Units are generally delivered on T+2, the Funds may settle Creation Unit transactions on a basis other than T+2 in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on

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the security), and in certain other circumstances.

The Funds may issue a Creation Unit prior to receiving good title to the Deposit Securities, under the following circumstances. Pursuant to the applicable Participant Agreement, the Funds may issue a Creation Unit notwithstanding that (certain) Deposit Securities have not been delivered, in reliance on an undertaking by the relevant Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking is secured by such Authorized Participant’s delivery to and maintenance with the Custodian of collateral having a value equal to at least 115% of the value of the missing Deposit Securities (“Collateral”), as adjusted by time to time by the Advisor. Such Collateral will have a value greater than the NAV of the Creation Unit on the date the order is placed. Such collateral must be delivered no later than 2:00 p.m., Eastern Time, on T+1. The only Collateral that is acceptable to the Funds is cash in U.S. Dollars.

While (certain) Deposit Securities remain undelivered, the Collateral shall at all times have a value equal to at least 115% (as adjusted by the Advisor) of the daily marked-to-market value of the missing Deposit Securities. At any time, the Funds may use the Collateral to purchase the missing securities, and the Authorized Participant will be liable to the Funds for any costs incurred thereby or losses resulting therefrom, whether or not they exceed the amount of the Collateral, including any Transaction Fee, any amount by which the purchase price of the missing Deposit Securities exceeds the market value of such securities on the Transmittal Date, brokerage and other transaction costs. The Trust will return any unused Collateral once all of the missing securities have been received by the Funds. More information regarding the Funds’ current procedures for collateralization is available from the Distributor.

Cash Purchase Method

When cash purchases of Creation Units are available or specified for the Funds, they will be effected in essentially the same manner as in-kind purchases. In the case of a cash purchase, the investor must pay the cash equivalent of the Portfolio Deposit. In addition, cash purchases will be subject to Transaction Fees, as described above.

Notice to Texas Shareholders

Under section 72.1021(a) of the Texas Property Code, initial investors in a Fund who are Texas residents may designate a representative to receive notices of abandoned property in connection with Shares. Texas shareholders who wish to appoint a representative should notify the Trust by writing to the address below to obtain a form for providing written notice to the Trust:

Arrow Funds

c/o Gemini Fund Services, LLC

4221 North 203rd Street, Suite 100,
Elkhorn, Nebraska 68022-3474

Redeeming a Creation Unit

Redemption Basket

The consideration received in connection with the redemption of a Creation Unit generally consists of an in-kind basket of designated securities (“Redemption Securities”) and a Cash Component. Together, the Redemption Securities and the Cash Component constitute the “Redemption Basket.”

There can be no assurance that there will be sufficient liquidity in Shares in the secondary market to permit assembly of a Creation Unit. In addition, investors may incur brokerage and other costs in connection with assembling a Creation Unit.

The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit and the Redemption Securities. Thus, the Cash Component is equal to the difference between (x) the net asset value per Creation Unit of a Fund and (y) the market value of the

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Redemption Securities. If (x) is more than (y), the Authorized Participant will receive the Cash Component from a Fund. If (x) is less than (y), the Authorized Participant will pay the Cash Component to a Fund.

If the Redemption Securities on a Business Day are different from the Deposit Securities, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time), the Advisor through the Custodian makes available through NSCC the name and amount of each Redemption Security in the current Redemption Basket (based on information at the end of the previous Business Day) for the Funds and the (estimated) Cash Component, effective through and including the previous Business Day, per Creation Unit. If the Redemption Securities on a Business Day are different from the Deposit Securities, all redemption requests that day will be processed outside the Clearing Process.

The right of redemption may be suspended or the date of payment postponed: (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares or determination of the ETF’s NAV is not reasonably practicable; or (iv) in such other circumstances as permitted by the SEC, including as described below.

Custom Redemptions and Cash-in-lieu

Each Fund may, in its sole discretion, permit or require the substitution of cash-in-lieu to be added to the Cash Component to replace any Redemption Security. The Funds may permit or require cash-in-lieu when, for example, a Redemption Security may not be available in sufficient quantity for delivery or may not be eligible for transfer through the systems of DTC or the Clearing Process. Similarly, the Funds may permit or require cash-in-lieu of Redemption Securities when, for example, the Authorized Participant or its underlying investor is restricted under U.S. or local securities law or policies from transacting in one or more Redemption Securities. The Funds will comply with the federal securities laws in satisfying redemptions with Redemption Securities, including that the Redemption Securities are sold in transactions that would be exempt from registration under the Securities Act. All redemption requests involving cash-in-lieu are considered to be “Custom Redemptions.”

Redemption Requests

To redeem a Creation Unit, an Authorized Participant must submit an irrevocable redemption request to the Distributor.

An Authorized Participant submitting a redemption request is deemed to represent to the Funds that it or, if applicable, the investor on whose behalf it is acting, (i) owns outright or has full legal authority and legal beneficial right to tender for redemption the Creation Unit to be redeemed and can receive the entire proceeds of the redemption, and (ii) all of the Shares that are in the Creation Unit to be redeemed have not been borrowed, loaned or pledged to another party nor are they the subject of a repurchase agreement, securities lending agreement or such other arrangement which would preclude the delivery of such Shares to the Funds. The Funds reserve the absolute right, in its sole discretion, to verify these representations, but will typically require verification in connection with higher levels of redemption activity and/or short interest in the Funds. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of the requested representations, the redemption request will not be considered to be in proper form and may be rejected by the Funds.

Timing of Submission of Redemption Requests

An Authorized Participant must submit an irrevocable redemption order no later than the Cut-off Time. The Cut-off Time for Custom Orders is generally two hours earlier. The Business Day the order is deemed received by the Distributor is referred to as the “Transmittal Date.” A redemption request is deemed received if (i) such order is received by the Distributor by the Cut-off Time on such day and (ii) all other procedures set forth in the Participant Agreement are properly followed. Persons placing

49

or effectuating Custom Redemptions and/or orders involving cash should be mindful of time deadlines imposed by intermediaries, such as DTC and/or the Federal Reserve System, which may impact the successful processing of such orders to ensure that cash and securities are transferred by the Settlement Date, as defined above.

Requests Using the Clearing Process

If available, (portions of) redemption requests may be settled through the Clearing Process. In connection with such orders, the Distributor transmits on behalf of the Authorized Participant, such trade instructions as are necessary to effect the redemption. Pursuant to such trade instructions, the Authorized Participant agrees to deliver the requisite Creation Unit(s) to the Funds, together with such additional information as may be required by the Distributor. Cash Components will be delivered using either the Clearing Process or the Federal Reserve System, as described above.

Requests Outside the Clearing Process

If the Clearing Process is not available for (portions of) an order, Redemption Baskets will be delivered outside the Clearing Process. Orders outside the Clearing Process must state that the DTC Participant is not using the Clearing Process and that the redemption will be effected through DTC. The Authorized Participant must transfer or cause to be transferred the Creation Unit(s) of shares being redeemed through the book-entry system of DTC so as to be delivered through DTC to the Custodian by 10:00 a.m., Eastern Time, on received T+1. In addition, the Cash Component must be received by the Custodian by 12:00 p.m., Eastern Time, on T+1. If the Custodian does not receive the Creation Unit(s) and Cash Component by the appointed times on T+1, the redemption will be rejected, except in the circumstances described below. A rejected redemption request may be resubmitted the following Business Day.

Orders involving foreign Redemption Securities are expected to be settled outside the Clearing Process. Thus, upon receipt of an irrevocable redemption request, the Distributor will notify the Advisor and the Custodian. The Custodian will then provide information of the redemption to each Fund’s local sub-custodian(s). The redeeming Authorized Participant, or the investor on whose behalf is acting, will have established appropriate arrangements with a broker-dealer, bank or other custody provider in each jurisdiction in which the Redemption Securities are customarily traded and to which such Redemption Securities (and any cash-in-lieu) can be delivered from each Fund’s accounts at the applicable local sub-custodian(s).

Acceptance of Redemption Requests

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust. The Trust’s determination shall be final and binding.

Delivery of Redemption Basket

Once the Funds have accepted a redemption request, upon next determination of each Fund’s NAV, the Funds will confirm the issuance of a Redemption Basket, against receipt of the Creation Unit(s) at such NAV, any cash-in-lieu and Transaction Fee. A Creation Unit tendered for redemption and the payment of the Cash Component, any cash-in-lieu and Transaction Fee will be effected through DTC. The Authorized Participant, or the investor on whose behalf it is acting, will be recorded on the book-entry system of DTC.

The Redemption Basket will generally be delivered to the redeeming Authorized Participant within T+2. Except under the circumstances described below, however, a Redemption Basket generally will not be issued until the Creation Unit(s) are delivered to the Funds, along with the Cash Component, any cash-in-lieu and Transaction Fee.

In certain cases, Authorized Participants will create and redeem Creation Units on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

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With respect to orders involving foreign Redemption Securities, the Funds may settle Creation Unit transactions on a basis other than T+2 in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances. When a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period. Listed on Appendix B are the dates in calendar year 2021 in which the regular holidays in non-U.S. markets may impact Fund settlement. This list is based on information available to the Funds. The list may not be accurate or complete and is subject to change:

Cash Redemption Method

When cash redemptions of Creation Units are available or specified for the Funds, they will be effected in essentially the same manner as in-kind redemptions. In the case of a cash redemption, the investor will receive the cash equivalent of the Redemption Basket minus any Transaction Fees, as described above.

Tax Status

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax advisor regarding their investment in the Funds.

The Funds have qualified and elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Tax Code"), and intends to continue to so qualify, which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, the Funds should not be subject to federal income or excise tax on its net investment income or net capital gain, which are distributed to shareholders in accordance with the applicable timing requirements. Net investment income and net capital gain of the Funds will be computed in accordance with Section 852 of the Tax Code.

Net investment income includes dividends and interest less expenses. Net capital gain for a fiscal year is computed by taking into account any capital loss carryforward of the Funds. Capital losses may be carried forward indefinitely and retain the character of the original loss. Capital loss carry forwards are available to offset future realized capital gains. To the extent that these carry forwards are used to offset future capital gains it is probable that the amount offset will not be distributed to shareholders.

As of July 31, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Macro ETF

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings
$—	$—	$(222,444)	$—	$—	$543,495	$321,051

International ETF

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$—	$(653,821)	$(2,890,789)	$—	$1,680,911	$(1,863,699)

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As of September 30, 2020, the Predecessor Fund had the following capital loss carryforwards with an indefinite expiration.

	Short-Term	Long-Term
Predecessor Fund	514,944	421,811

The Funds intend to distribute all of their net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Tax Code and therefore should not be required to pay any federal income or excise taxes. Distributions of net investment income and net capital gain, if any, will be made annually no later than December 31 of each year. Both types of distributions will be in shares of the Funds unless a shareholder elects to receive cash.

To be treated as a regulated investment company under Subchapter M of the Code, each Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holding so that, at the end of each fiscal quarter, (i) at least 50% of the market value of each Fund's assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of each Fund's assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer, two or more issuers which the Funds control and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

If the Funds fail to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such each Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Funds generally would not be liable for income tax on the Funds’ net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Funds’ net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Funds.

The Funds are subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Tax Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Funds’ ordinary income for the calendar year and at least 98.2% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Funds during the preceding calendar year. Under ordinary circumstances, the Funds expect to time their distributions so as to avoid liability for this tax.

The following discussion of tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans are exempt from income

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taxation under the Tax Code.

Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income.

Distributions of net capital gain ("capital gain dividends") generally are taxable to shareholders as long-term capital gain; regardless of the length of time the shares of the Trust have been held by such shareholders.

Certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Funds and net gains from the disposition of shares of the Funds. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Funds.

The sale of Fund shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder's tax basis in his or her Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the sale of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Distributions of taxable net investment income and net capital gain will be taxable as described above, whether received in additional cash or shares. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

Under the Tax Code, the Funds will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Tax Code, distributions of taxable net investment income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if the Funds are notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

Options, Futures, Forward Contracts and Swap Agreements

To the extent such investments are permissible for the Funds, the Funds’ transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Funds, defer losses to the Funds, cause adjustments in the holding periods of the Funds’ securities, convert long-term capital gains into

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short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

To the extent such investments are permissible, certain of the Funds’ hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Funds’ book income exceeds its taxable income, the distribution (if any) of such excess book income will be treated as (i) a dividend to the extent of the Funds’ remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Funds’ book income is less than taxable income, the Funds could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Passive Foreign Investment Companies

Investment by the Funds in certain "passive foreign investment companies" ("PFICs") could subject the Funds to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Funds may elect to treat a PFIC as a "qualified electing fund" ("QEF"), in which case the Funds will be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company.

The Funds also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Funds’ taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Funds to avoid taxation. Making either of these elections therefore may require the Funds to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Funds’ total return.

Foreign Currency Transactions

The Funds’ transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Foreign Taxation

Income received by the Funds from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the Funds’ total assets at the close of its taxable year consists of securities of foreign corporations, the Funds may be able to elect to "pass through" to the Funds’ shareholders the amount of eligible foreign income and similar taxes paid by the Funds. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Funds, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each

54

shareholder will be notified within 60 days after the close of the Funds’ taxable year whether the foreign taxes paid by the Funds will "pass through" for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Funds’ income will flow through to shareholders of the Funds. With respect to the Funds, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by the Funds.

Original Issue Discount and Pay-In-Kind Securities

Current federal tax law requires the holder of a U.S. Treasury or other fixed income zero coupon security to accrue as income each year a portion of the discount at which the security was purchased, even though the holder receives no interest payment in cash on the security during the year. In addition, pay-in-kind securities will give rise to income, which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Funds may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Funds in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. The Funds may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Funds may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Funds will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Funds may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

A fund that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest the fund actually received. Such distributions may be made from the cash assets of the Funds or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Funds may realize gains or losses from such liquidations. In the event the Funds realize net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Shareholders of the Funds may be subject to state and local taxes on distributions received from the

55

Funds and on redemptions of the Funds’ shares.

A brief explanation of the form and character of the distribution will accompany each distribution. In January of each year the Funds issue to each shareholder a statement of the federal income tax status of all distributions.

Shareholders should consult their tax advisors about the application of federal, state and local and foreign tax law in light of their particular situation.

Wholly Owned Subsidiary

With respect to the Macro ETF, the Fund may invest a portion of its assets in its Subsidiary, which will be classified as a corporation for U.S. federal income tax purposes. A foreign corporation, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business. It is expected that the Subsidiary will conduct its activities in a manner so as to meet the requirements of a safe harbor under Section 864(b)(2) of the Internal Revenue Code (the "Safe Harbor") pursuant to which the Subsidiary, provided it is not a dealer in stocks, securities or commodities, may engage in the following activities without being deemed to be engaged in a U.S. trade or business: (1) trading in stocks or securities (including contracts or options to buy or sell securities) for its own account; and (2) trading, for its own account, in commodities that are "of a kind customarily dealt in on an organized commodity exchange" if the transaction is of a kind customarily consummated at such place. Thus, the Subsidiary's securities and commodities trading activities should not constitute a U.S. trade or business. However, if certain of the Subsidiary's activities were determined not to be of the type described in the Safe Harbor or if the Subsidiary's gains are attributable to investments in securities that constitute U.S. real property interests (which is not expected), then the activities of the Subsidiary may constitute a U.S. trade or business, or be taxed as such.

In general, a foreign corporation that does not conduct a U.S. trade or business is nonetheless subject to tax at a flat rate of 30 percent (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business. There is presently no tax treaty in force between the U.S. and the Cayman Islands that would reduce this rate of withholding tax. Income subject to such a flat tax includes dividends and certain interest income. The 30 percent tax does not apply to U.S.-source capital gains (whether long-term or short-term) or to interest paid to a foreign corporation on its deposits with U.S. banks. The 30 percent tax also does not apply to interest which qualifies as "portfolio interest." The term "portfolio interest" generally includes interest (including original issue discount) on an obligation in registered form which has been issued after July 18, 1984 and with respect to which the person, who would otherwise be required to deduct and withhold the 30 percent tax, received the required statement that the beneficial owner of the obligation is not a U.S. person within the meaning of the Internal Revenue Code. Under certain circumstances, interest on bearer obligations may also be considered portfolio interest.

The Subsidiary will be wholly-owned by the Fund. A U.S. person who owns (directly, indirectly or constructively) 10 percent or more of the total combined voting power of all classes of stock of a foreign corporation is a "U.S. Shareholder" for purposes of the controlled foreign corporation ("CFC") provisions of the Internal Revenue Code. A foreign corporation is a CFC if, on any day of its taxable year, more than 50 percent of the voting power or value of its stock is owned (directly, indirectly or constructively) by "U.S. Shareholders." Because the Fund is a U.S. person that will own all of the stock of the Subsidiary, the Fund will be a "U.S. Shareholder" and the Subsidiary will be a CFC. As a "U.S. Shareholder," the Fund will be required to include in gross income for United States federal income tax purposes all of the Subsidiary's "subpart F income" (defined, in part, below), whether or not such income is distributed by the Subsidiary. It is expected that all of the Subsidiary's income will be "subpart F income." "Subpart F income" generally includes interest, original issue discount, dividends, net gains from the disposition of stocks or securities, receipts with respect to securities

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loans and net payments received with respect to equity swaps and similar derivatives. "Subpart F income" also includes the excess of gains over losses from transactions (including futures, forward and similar transactions) in any commodities. The Fund's recognition of the Subsidiary's "subpart F income" will increase the Fund's tax basis in the Subsidiary. Distributions by the Subsidiary to the Fund will be tax-free, to the extent of its previously undistributed "subpart F income," and will correspondingly reduce the Fund's tax basis in the Subsidiary. "Subpart F income" is generally treated as ordinary income, regardless of the character of the Subsidiary's underlying income.

In general, each "U.S. Shareholder" is required to file IRS Form 5471 with its U.S. federal income tax (or information) returns providing information about its ownership of a CFC and the CFC. In addition, a "U.S. Shareholder" may in certain circumstances be required to report a disposition of shares in the Subsidiary by attaching IRS Form 5471 to its U.S. federal income tax (or information) return that it would normally file for the taxable year in which the disposition occurs. In general, these filing requirements will apply to investors of a Fund if the investor is a U.S. person who owns directly, indirectly or constructively (within the meaning of Sections 958(a) and (b) of the Internal Revenue Code) 10 percent or more of the total combined voting power of all classes of voting stock of a foreign corporation that is a CFC for an uninterrupted period of 30 days or more during any tax year of the foreign corporation, and who owned that stock on the last day of that year.

Independent Registered Public Accounting Firm

BBD LLP, located at 1835 Market Street, Philadelphia, PA 19013 serves as the Funds’ independent registered public accounting firm providing services including (1) audit of annual financial statements, and (2) assistance and consultation in connection with SEC filings.

Legal Counsel

Thompson Hine LLP, located at 41 South High Street, Suite 1700, Columbus, Ohio 43215 serves as the Trust's legal counsel.

Financial Statements

The Reverse ETF is a continuation of the Predecessor Fund. The audited financial statements and notes thereto in the Predecessor Fund’s annual report to shareholders for the fiscal year ended September 30, 2020 are incorporated by reference into this SAI. No other parts of the Predecessor Fund’s annual report are incorporated by reference herein. The financial statements included in the annual report have been audited by the Predecessor Fund’s independent registered public accounting firm, whose report thereon also appears in the Predecessor Fund’s annual report and is incorporated by reference into this SAI. Copies of the Predecessor Fund’s annual report may be obtained at no charge by calling the Fund at 1-877-277-6933 or visiting the Fund’s website at www.ArrowFunds.com.

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APPENDIX A

PROXY VOTING POLICIES AND PROCEDURES

OF ARROW INVESTMENT ADVISORS, LLC

Arrow Investment Advisors, LLC ("Arrow") votes (or refrains from voting) proxies for a client in a manner that Arrow, in the exercise of its independent business judgment, concludes are in the best economic interests of such client. In some cases, Arrow may determine that it is in the best economic interests of a client to refrain from exercising the fund's proxy voting rights (such as, for example, proxies on certain non-U.S. securities that might impose costly or time-consuming in-person voting requirements). With regard to the relationship between securities lending and proxy voting, Arrow's approach is also driven by our clients' economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, we believe that the likely economic value of casting a vote generally is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by Arrow recalling loaned securities in order to ensure they are voted. Periodically, Arrow analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures are necessary in light of any regulatory changes. Arrow will normally vote on specific proxy issues in accordance with its proxy voting guidelines. Arrow's proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. Arrow may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of a client. Arrow votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the client, the client's affiliates (if any), Arrow or Arrow's affiliates. When voting proxies, Arrow attempts to encourage companies to follow practices that enhance shareholder value and increase transparency and allow the market to place a proper value on their assets. With respect to certain specific issues:

•	Arrow generally supports the board's nominees in the election of directors and generally supports proposals that strengthen the independence of boards of directors;
•	Arrow generally does not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Fund investing in such issuer; and
•	Arrow generally votes against anti-takeover proposals and proposals that would create additional barriers or costs to corporate transactions that are likely to deliver a premium to shareholders.

When Arrow exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the funds, Arrow will vote the shares held by the client in the same proportion as the votes of all other holders of such security.

Arrow may conclude that the best interest of the firm's client requires that a proxy be voted in a manner that differs from the predetermined proxy voting policy. In this situation, Arrow may vote the proxy other than according to such policy.

Information with respect to how Arrow voted Fund proxies relating to portfolio securities during the most recent 12-month period is available: (i) without charge, upon request, by calling 1-877-277-6933 or through the Fund's website at www.ArrowFunds.com: and (ii) on the SEC's website at www.sec.gov.

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